PaineWebber Retirement Money Fund
                           1285 Avenue of the Americas
                            New York, New York 10019

                       STATEMENT OF ADDITIONAL INFORMATION

      PaineWebber Retirement Money Fund is a diversified series of PaineWebber RMA Money Fund, Inc., a professionally managed open-end investment company ("Corporation").

      The fund's investment adviser, administrator and distributor is PaineWebber Incorporated ("PaineWebber"); its sub-adviser is Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"), a wholly owned asset management subsidiary of PaineWebber. Mitchell Hutchins also serves as the fund's sub-administrator.

      Portions of the fund's Annual Report to Shareholders are incorporated by reference into this Statement of Additional Information ("SAI"). The Annual Report accompanies this SAI. You may obtain an additional copy of the fund's Annual Report by calling toll-free 1-800-647-1568.

      This SAI is not a prospectus and should be read only in conjunction with the fund's current Prospectus, dated August 31, 1999. A copy of the Prospectus may be obtained by calling any PaineWebber Financial Advisor or correspondent firm or by calling toll-free 1-800-647-1568. This SAI is dated August 31, 1999.









                       Table of Contents
                                                          Page

        The Fund and Its Investment Policies...........     2
        The Fund's Investments, Related Risks and           2
        Limitations....................................
        Organization of the Fund; Directors and
           Officers and Principal Holders of Securities 8 Investment Advisory, Administration and
           Distribution Arrangements...................    15
        Portfolio Transactions.........................    18
        Additional Purchase and Redemption
           Information;                                    19
           Service Organizations.......................
        Valuation of Shares............................    20
        Performance Information........................    20
        Taxes..........................................    22
        Other Information..............................    22
        Financial Statements...........................    23


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                      THE FUND AND ITS INVESTMENT POLICIES

      The fund's investment objective may not be changed without shareholder approval. Except where noted, the other investment policies of the fund may be changed by its board without shareholder approval. As with other mutual funds, there is no assurance that the fund will achieve its investment objective.

      The fund's investment objective is to provide current income consistent with liquidity and conservation of capital. The fund invests in high quality money market instruments that have, or are deemed to have, remaining maturities of 13 months or less. Money market instruments are short-term debt obligations and similar securities. These instruments include (1)U.S. and foreign government securities, (2)obligations of U.S. and foreign banks, (3)commercial paper and other short-term obligations of U.S. and foreign corporations, partnerships, trusts and similar entities, (4)repurchase agreements and (5) investment company securities. Money market instruments also include longer term bonds that have variable interest rates or other special features that give them the financial characteristics of short-term debt.

      The fund may invest in obligations (including certificates of deposit, banker' acceptances, time deposits and similar obligations) of U.S. and foreign banks only if the institution has total assets at the time of purchase in excess of $1.5 billion. The fund's investments in non-negotiable time deposits of these institutions will be considered illiquid if they have maturities greater than seven days.

      The fund may purchase only those obligations that Mitchell Hutchins determines, pursuant to procedures adopted by the board, present minimal credit risks and are "First Tier Securities" as defined in Rule 2a-7 under the Investment Company Act of 1940, as amended ("Investment Company Act"). A First Tier Security is either (1)rated in the highest short-term rating category by at least two nationally recognized statistical rating agencies ("rating agencies"),
(2)rated in the highest short-term rating category by a single rating agency if only that rating agency has assigned the obligation a short-term rating,
(3)issued by an issuer that has received such a short-term rating with respect to a security that is comparable in priority and security, (4)subject to a guarantee rated in the highest short-term rating category or issued by a guarantor that has received the highest short-term rating for a comparable debt obligation or (5)unrated, but determined by Mitchell Hutchins to be of comparable quality.

      The fund generally may invest no more than 5% of its total assets in the securities of a single issuer (other than U.S. government securities), except that the fund may invest up to 25% of its total assets in First Tier Securities of a single issuer for a period of up to three business days. The fund may purchase only U.S. dollar-denominated obligations of foreign issuers.

      The fund may invest up to 10% of its net assets in illiquid securities. The fund may purchase securities on a when-issued or delayed delivery basis. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. The fund may borrow up to 10% of its total assets for temporary purposes, including reverse repurchase agreements. It may invest in the securities of other investment companies.

              THE FUND'S INVESTMENTS, RELATED RISKS AND LIMITATIONS

      The following supplements the information contained in the Prospectus and above concerning the fund's investments, related risks and limitations. Except as otherwise indicated in the Prospectus or the SAI, the fund has established no policy limitations on its ability to use the investments or techniques discussed in these documents.

      YIELDS AND CREDIT RATINGS OF MONEY MARKET INSTRUMENTS; First Tier Securities. The yields on the money market instruments in which the fund invests are dependent on a variety of factors, including general money market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue. The ratings assigned by rating agencies represent their opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices.


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      Subsequent  to its purchase by the fund, an issue may cease to be rated or its rating may be reduced. If a security in the fund's portfolio ceases to be a First Tier Security (as defined above) or Mitchell Hutchins becomes aware that a security has received a rating below the second highest rating by any rating agency, Mitchell Hutchins and, in certain cases, the fund's board, will consider whether the fund should continue to hold the obligation. A First Tier Security rated in the highest short-term category by a single rating agency at the time of purchase that subsequently receives a rating below the highest rating category from a different rating agency may continue to be considered a First Tier Security.

      U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. Treasury (such as Treasury bills, notes or bonds) and obligations issued or guaranteed as to principal and interest (but not as to market value) by the U.S. government, its agencies or its instrumentalities. These U.S. government securities may include mortgage-backed securities issued or guaranteed by government agencies or government-sponsored enterprises. Other U.S. government securities may be backed by the full faith and credit of the U.S. government or supported primarily or solely by the creditworthiness of the government-related issuer or, in the case of mortgage-backed securities, by pools of assets.

      U.S. government securities also include separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury, which are traded independently under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Under the STRIPS programs, the principal and interest components are individually numbered and separately issued by the U.S. Treasury.

      COMMERCIAL PAPER AND OTHER SHORT-TERM OBLIGATIONS. The fund may purchase commercial paper, which includes short-term obligations issued by corporations, partnerships, trusts or other entities to finance short-term credit needs. The fund also may purchase non-convertible debt obligations subject to maturity constraints imposed by Rule 2a-7 under the Investment Company Act. Descriptions of certain types of short-term obligations are provided below.

      ASSET-BACKED SECURITIES. The fund may invest in securities that are comprised of financial assets that have been securitized through the use of trusts or special purpose corporations or other entities. Such assets may include motor vehicle and other types of installment sales contracts, home equity  loans,  leases  of  various  types of real  and  personal  property  and receivables from revolving credit (credit card) agreements or other types of financial assets. Payments or distributions of principal and interest may be guaranteed up to a certain amount and for a certain time period by a letter of credit or pool insurance policy issued by a financial institution unaffiliated with the issuer, or other credit enhancements may be present. See "The Fund's Investments, Related Risks and Limitations -- Credit and Liquidity Enhancements."

      VARIABLE AND FLOATING RATE SECURITIES AND DEMAND INSTRUMENTS. The fund may purchase variable and floating rate securities with remaining maturities in excess of 13 months issued by U.S. government agencies or instrumentalities or guaranteed by the U.S. government. In addition, the fund may purchase variable and floating rate securities of other issuers. The yields on these securities are adjusted in relation to changes in specific rates, such as the prime rate, and different securities may have different adjustment rates. Certain of these obligations carry a demand feature that gives the fund the right to tender them back to a specified party, usually the issuer or a remarketing agent, prior to maturity. The fund's investment in these securities must comply with conditions established by the Securities and Exchange Commission ("SEC") under which they may be considered to have remaining maturities of 13 months or less. The fund will purchase variable and floating rate securities of non-U.S. government issuers that have remaining maturities of more than 13 months only if the securities are subject to a demand feature exercisable within 13 months or less. See "The Fund's Investments, Related Risks and Limitations -- Credit and Liquidity Enhancements."

      Generally, the fund may exercise demand features (1) upon a default under the terms of the underlying security, (2) to maintain its portfolio in accordance with its investment objective and policies or applicable legal or regulatory requirements or (3) as needed to provide liquidity to the fund in order to meet redemption requests. The ability of a bank or other financial institution to fulfill its obligations under a letter of credit, guarantee or


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other liquidity arrangement might be affected by possible financial difficulties of its borrowers, adverse interest rate or economic conditions, regulatory limitations or other factors. The interest rate on floating rate or variable rate securities ordinarily is readjusted on the basis of the prime rate of the bank that originated the financing or some other index or published rate, such as the 90-day U.S. Treasury bill rate, or is otherwise reset to reflect market rates of interest. Generally, these interest rate adjustments cause the market value of floating rate and variable rate securities to fluctuate less than the market value of fixed rate securities.

      VARIABLE AMOUNT MASTER DEMAND NOTES. The fund may invest in variable amount master demand notes, which are unsecured redeemable obligations that permit investment of varying amounts at fluctuating interest rates under a direct agreement between the fund and an issuer. The principal amount of these notes may be increased from time to time by the parties (subject to specified maximums) or decreased by the fund or the issuer. These notes are payable on demand and may or may not be rated.

      INVESTING IN FOREIGN SECURITIES. The fund's investments in U.S. dollar-denominated securities of foreign issuers may involve risks that are different from investments in U.S. issuers. These risks may include future unfavorable political and economic developments, possible withholding taxes, seizure of foreign deposits, currency controls, interest limitations or other governmental restrictions that might affect the payment of principal or interest on the fund's investments. Additionally, there may be less publicly available information about foreign issuers because they may not be subject to the same regulatory requirements as domestic issuers.

      Credit and Liquidity Enhancements. The fund may invest in securities that have credit or liquidity enhancements or the fund may purchase these types of enhancements in the secondary market. Such enhancements may be structured as demand features that permit the fund to sell the instrument at designated times and prices. These credit and liquidity enhancements may be backed by letters of credit or other instruments provided by banks or other financial institutions whose credit standing affects the credit quality of the underlying obligation. Changes in the credit quality of these financial institutions could cause losses to the fund and affect its share price. The credit and liquidity enhancements may have conditions that limit the ability of the fund to use them when the fund wished to do so.

      Illiquid Securities. The term "illiquid securities" means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the fund has valued the securities and includes, among other things, repurchase agreements maturing in more than seven days and restricted securities other than those Mitchell Hutchins has determined are liquid pursuant to guidelines established by the board. To the extent the fund invests in illiquid securities, it may not be able readily to liquidate such investments and may have to sell other investments if necessary to raise cash to meet its obligations.

      Restricted securities are not registered under the Securities Act of 1933, as amended ("Securities Act"), and may be sold only in privately negotiated or other exempted transactions or after a registration statement under the Securities Act has become effective. Where registration is required, the fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the fund might obtain a less favorable price than prevailed when it decided to sell.

      However, not all restricted securities are illiquid. A large institutional market has developed for many U.S. and foreign securities that are not registered under the Securities Act. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend either on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

      Institutional markets for restricted securities also have developed as a result of Rule 144A under the Securities Act, which establishes a "safe harbor" from the registration requirements of that Act for resales of certain securities to qualified institutional buyers. Such markets include automated systems for the trading, clearance and settlement of unregistered securities of domestic and


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foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible restricted securities held by the fund, however, could affect adversely the marketability of such portfolio securities, and the fund might be unable to dispose of such securities promptly or at favorable prices.

      The board has delegated the function of making day-to-day determinations of liquidity to Mitchell Hutchins pursuant to guidelines approved by the board. Mitchell Hutchins takes into account a number of factors in reaching liquidity decisions, which may include (1)the frequency of trades for the security, (2)the number of dealers that make quotes, or are expected to make quotes, for the security, (3)the nature of the security and how trading is effected (e.g., the time needed to sell the security, how bids are solicited and the mechanics of transfer) and (4) the existence of demand features or similar liquidity enhancements. Mitchell Hutchins monitors the liquidity of restricted securities in the fund's portfolio and reports periodically on such decisions to the board.

      REPURCHASE AGREEMENTS. Repurchase agreements are transactions in which the fund purchases securities or other obligations from a bank or securities dealer (or its affiliate) and simultaneously commits to resell them to the counterparty at an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased obligations. Securities or other obligations subject to repurchase agreements may have maturities in excess of 13 months. The fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special "tri-party" custodian or sub-custodian that maintains separate accounts for both the fund and its counterparty. Thus, the obligation of the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by such obligations.

      Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations. If their value becomes less than the repurchase price, plus any agreed-upon additional amount, the counterparty must provide additional collateral so that at all times the collateral is at least equal to the repurchase price plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the obligations and the price that was paid by the fund upon acquisition is accrued as interest and included in its net investment income. Repurchase agreements involving obligations other than U.S. government securities (such as commercial paper and corporate bonds) may be subject to special risks and may not have the benefit of certain protections in the event of the counterparty's insolvency. If the seller or guarantor becomes insolvent, the fund may suffer delays, costs and possible losses in connection with the disposition of collateral. The fund intends to enter into repurchase agreements only with counterparties in transactions believed by Mitchell Hutchins to present minimum credit risks.

      REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements involve the sale of securities held by the fund subject to its agreement to repurchase the securities at an agreed-upon date or upon demand and at a price reflecting a market rate of interest. Reverse repurchase agreements are subject to the fund's limitation on borrowings and may be entered into only with banks and securities dealers. While a reverse repurchase agreement is outstanding, the fund will maintain, in a segregated account with its custodian, cash or liquid securities, marked to market daily, in an amount at least equal to its obligations under the reverse repurchase agreement. See "The Fund's Investments, Related Risks and Limitations -- Segregated Accounts."

      Reverse repurchase agreements involve the risk that the buyer of the securities sold by the fund might be unable to deliver them when the fund seeks to repurchase. If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or trustee or receiver may receive an extension of time to determine whether to enforce that fund's obligation to repurchase the securities, and the fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

      WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. The fund may purchase securities on a "when-issued" basis or may purchase or sell securities for delayed delivery, i.e., for issuance or delivery to or by the fund later than the normal settlement date for such securities at a stated price and yield. The fund generally would not pay for such securities or start earning interest on


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them until they are received. However, when the fund undertakes a when-issued or delayed delivery obligation, it immediately assumes the risks of ownership, including the risks of price fluctuation. Failure of the issuer to deliver a security purchased by the fund on a when-issued or delayed delivery basis may result in the fund's incurring a loss or missing an opportunity to make an alternative investment.

      A security purchased on a when-issued or delayed delivery basis is recorded as an asset on the commitment date and is subject to changes in market value, generally based upon changes in the level of interest rates. Thus, fluctuation in the value of the security from the time of the commitment date will affect the fund's net asset value. When the fund commits to purchase securities on a when-issued or delayed delivery basis, its custodian segregates assets to cover the amount of the commitment. See "The Fund's Investments, Related Risks and Limitations-Segregated Accounts." The fund may sell the right to acquire the security prior to delivery if Mitchell Hutchins deems it advantageous to do so, which may result in a gain or loss to the fund.

      INVESTMENTS IN OTHER INVESTMENT COMPANIES. The fund may invest in securities of other money market funds, subject to Investment Company Act limitations, which at present restrict these investments in the aggregate to no more than 10% of the fund's total assets. The shares of other money market funds are subject to the management fees and other expenses of those funds. At the same time, the fund would continue to pay its own management fees and expenses with respect to all its investments, including shares of other money market funds. The fund may invest in the securities of other money market funds when Mitchell Hutchins believes that (1)the amounts to be invested are too small or are available too late in the day to be effectively invested in other money market instruments, (2)shares of other money market funds otherwise would provide a better return than direct investment in other money market instruments or (3)such investments would enhance the fund's liquidity.

      LENDING OF PORTFOLIO SECURITIES. The fund is authorized to lend its portfolio securities to broker-dealers or institutional investors that Mitchell Hutchins deems qualified. Lending securities enables the fund to earn additional income, but could result in a loss or delay in recovering these securities. The borrower of the fund's portfolio securities must maintain acceptable collateral with the fund's custodian in an amount, marked to market daily, at least equal to the market value of the securities loaned, plus accrued interest and dividends. Acceptable collateral is limited to cash, U.S. government securities and irrevocable letters of credit that meet certain guidelines established by Mitchell Hutchins. The fund may reinvest any cash collateral in money market investments or other short-term liquid investments. In determining whether to lend securities to a particular broker-dealer or institutional investor, Mitchell Hutchins will consider, and during the period of the loan will monitor, all relevant facts and circumstances, including the creditworthiness of the borrower. The fund will retain authority to terminate any of its loans at any time. The fund may pay reasonable fees in connection with a loan and may pay the borrower or placing broker a negotiated portion of the interest earned on the reinvestment of cash held as collateral. The fund will receive amounts equivalent to any interest, dividends or other distributions on the securities loaned. The fund will regain record ownership of loaned securities to exercise beneficial rights, such as voting and subscription rights, when regaining such rights is considered to be in the fund's interest.

      Pursuant to procedures adopted by the board governing the fund's securities lending program, PaineWebber has been retained to serve as lending agent for the fund. The board also has authorized the payment of fees (including fees calculated as a percentage of invested cash collateral) to PaineWebber for these services. The board periodically reviews all portfolio securities loan transactions for which PaineWebber acted as lending agent. PaineWebber also has been approved as a borrower under the fund's securities lending program.

      SEGREGATED ACCOUNTS. When the fund enters into certain transactions that involve obligations to make future payments to third parties, including the purchase of securities on a when-issued or delayed delivery basis or reverse repurchase agreements, it will maintain with an approved custodian in a segregated account cash or liquid securities, marked to market daily, in an amount at least equal to the fund's obligation or commitment under such transactions.

INVESTMENT LIMITATIONS OF THE FUND

      FUNDAMENTAL LIMITATIONS. The following fundamental investment limitations cannot be changed for the fund without the affirmative vote of the lesser of (a) more than 50% of the outstanding shares of the fund or (b) 67% or more of the


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shares of the fund  present at a  shareholders'  meeting if more than 50% of the outstanding  shares are  represented at the meeting in person or by proxy.  If a
percentage   restriction  is  adhered  to  at  the  time  of  an  investment  or transaction, later changes in percentage resulting from a change in values of portfolio securities or amount of total assets will not be considered a violation of any of the following limitations.

      The fund will not:

      (1) purchase securities of any one issuer if, as a result, more than 5% of the fund's total assets would be invested in securities of that issuer or the fund would own or hold more than 10% of the outstanding voting securities of that issuer, except that up to 25% of the fund's total assets may be invested without regard to this limitation, and except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies and instrumentalities or to securities issued by other investment companies.

      The following interpretation applies to, but is not a part of, this fundamental restriction: Mortgage- and asset-backed securities will not be considered to have been issued by the same issuer by reason of the securities having the same sponsor, and mortgage- and asset-backed securities issued by a finance or other special purpose subsidiary that are not guaranteed by the parent company will be considered to be issued by a separate issuer from the parent company.

      (2) purchase any security if, as a result of that purchase, 25% or more of the fund's total assets would be invested in securities of issuers having their principal business activities in the same industry, except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or to municipal securities or to certificates of deposit and bankers' acceptances of domestic branches of U.S.
banks.

      The following interpretations apply to, but are not a part of, this fundamental restriction: (a) domestic and foreign banking will be considered to be different industries; and (b) asset-backed securities will be grouped in industries based upon their underlying assets and not treated as constituting a single, separate industry.

      (3) issue senior securities or borrow money, except as permitted under the Investment Company Act and then not in excess of 33 1/3% of the fund's total assets (including the amount of the senior securities issued but reduced by any liabilities not constituting senior securities) at the time of the issuance or borrowing, except that the fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes.

      (4) make loans, except through loans of portfolio securities or through repurchase agreements, provided that for purposes of this restriction, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or similar instruments will not be considered the making of a loan.

      The following interpretation applies to, but is not a part of, this fundamental restriction: the fund's investments in master notes and similar instruments will not be considered to be the making of a loan.

      (5) engage in the business of underwriting securities of other issuers, except to the extent that the fund might be considered an underwriter under the federal securities laws in connection with its disposition of portfolio securities.

      (6) purchase or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported by interests in real estate are not subject to this limitation, and except that the fund may exercise rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

      (7) purchase or sell physical commodities unless acquired as a result of owning securities or other instruments, but the fund may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

      Non-Fundamental Limitations. The following investment restrictions are non-fundamental and may be changed by the vote of the board without shareholder approval.

      The fund will not:

      (1) purchase securities on margin, except for short-term credit necessary for clearance of portfolio transactions and except that the fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

      (2) engage in short sales of securities or maintain a short position, except that the fund may (a) sell short "against the box" and (b) maintain short positions in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

      (3) purchase securities of other investment companies, except to the extent permitted by the Investment Company Act and except that this limitation does not apply to securities received or acquired as dividends, through offers of exchange, or as a result of reorganization, consolidation, or merger.

      (4) purchase portfolio securities while borrowings in excess of 5% of its total assets are outstanding.



              ORGANIZATION OF THE FUND; DIRECTORS AND OFFICERS AND
                         PRINCIPAL HOLDERS OF SECURITIES

      The Corporation was organized on July 2, 1982 as a Maryland corporation and has three operating series. The Corporation has authority to issue 60 billion shares of common stock of par value $.001 per share, 20 billion of which are designated as shares of the fund. The remaining shares are designated as shares of the two other series of the Corporation. The Corporation is governed by a board of directors, which oversees the fund's operations. The board also is authorized to establish additional series.

      The directors and executive officers of the Corporation, their ages, business addresses and principal occupations during the past five years are:


                             POSITION WITH       BUSINESS EXPERIENCE; OTHER
 NAME AND ADDRESS*;AGE        CORPORATION           DIRECTORSHIPS
 ---------------------        -----------           -------------
Margo N. Alexander**; 52      Director and      Mrs.   Alexander   is  chairman
                               President        (since   March   1999),   chief
                                                executive officer and a director
                                                of  Mitchell   Hutchins   (since
                                                January 1995),  and an executive
                                                vice president and a director of
                                                PaineWebber  (since March 1984).
                                                Mrs.  Alexander is president and
                                                a  director  or  trustee  of  32
                                                investment  companies  for which
                                                Mitchell  Hutchins,  PaineWebber
                                                or  one  of   their   affiliates
                                                serves as investment adviser.

                            POSITION WITH       BUSINESS EXPERIENCE; OTHER
 NAME AND ADDRESS*;AGE        CORPORATION           DIRECTORSHIPS
 ---------------------        -----------           -------------
Richard Q. Armstrong; 64        Director       Mr.  Armstrong  is chairman  and
R.Q.A. Enterprises                             principal of R.Q.A.  Enterprises
One Old Church Road                            (management   consulting   firm)
Unit #6                                        (since April 1991 and  principal
Greenwich, CT 06830                            occupation  since  March  1995).
                                               Mr. Armstrong was chairman of the
                                               board,  chief  executive  officer
                                               and   co-owner   of    Adirondack
                                               Beverages      (producer      and
                                               distributor  of soft  drinks  and
                                               sparkling/still  waters) (October
                                               1993-March   1995).   He   was  a
                                               partner   of  The   New   England
                                               Consulting   Group    (management
                                               consulting     firm)    (December
                                               1992-September   1993).   He  was
                                               managing  director  of LVMH  U.S.
                                               Corporation  (U.S.  subsidiary of
                                               the    French     luxury    goods
                                               conglomerate,  Louis Vuitton Moet
                                               Hennessey            Corporation)
                                               (1987-1991)  and  chairman of its
                                               wine  and   spirits   subsidiary,
                                               Schieffelin  &  Somerset  Company
                                               (1987-1991).  Mr.  Armstrong is a
                                               director   or   trustee   of   31
                                               investment  companies  for  which
                                               Mitchell Hutchins, PaineWebber or
                                               one of their affiliates serves as
                                               investment adviser.
E. Garrett Bewkes,            Director and     Mr.  Bewkes  is  a  director  of
Jr.**; 72                   Chairman of the    Paine  Webber  Group  Inc.  ("PW
                           Board of Directors  Group")   (holding   company  of
                                               PaineWebber     and     Mitchell
                                               Hutchins).   Prior  to  December
                                               1995,  he was a consultant to PW
                                               Group.  Prior  to  1988,  he was
                                               chairman     of    the    board,
                                               president  and  chief  executive
                                               officer  of  American   Bakeries
                                               Company.   Mr.   Bewkes   is   a
                                               director of Interstate  Bakeries
                                               Corporation.  Mr.  Bewkes  is  a
                                               director   or   trustee   of  35
                                               investment  companies  for which
                                               Mitchell  Hutchins,  PaineWebber
                                               or  one  of   their   affiliates
                                               serves as investment adviser.

                            POSITION WITH       BUSINESS EXPERIENCE; OTHER
 NAME AND ADDRESS*;AGE        CORPORATION           DIRECTORSHIPS
 ---------------------        -----------           -------------
Richard R. Burt; 52             Director       Mr.  Burt  is  chairman  of  IEP
1275 Pennsylvania Ave,                         Advisors,   Inc.  (international
N.W.                                           investments    and    consulting
Washington, DC  20004                          firm)  (since  March 1994) and a
                                               partner  of  McKinsey  & Company
                                               (management   consulting   firm)
                                               (since  1991).   He  is  also  a
                                               director                      of
                                               Archer-Daniels-Midland       Co.
                                               (agricultural      commodities),
                                               Hollinger    International   Co.
                                               (publishing),  Homestake  Mining
                                               Corp. (gold mining),  Powerhouse
                                               Technologies   Inc.    (provides
                                               technology    to   gaming    and
                                               wagering  industry)  and Wierton
                                               Steel Corp.  (makes and finishes
                                               steel  products).   He  was  the
                                               chief    negotiator    in    the
                                               Strategic Arms  Reduction  Talks
                                               with  the  former  Soviet  Union
                                               (1989-1991)    and   the    U.S.
                                               Ambassador    to   the   Federal
                                               Republic        of       Germany
                                               (1985-1989).   Mr.   Burt  is  a
                                               director   or   trustee   of  31
                                               investment  companies  for which
                                               Mitchell  Hutchins,  PaineWebber
                                               or  one  of   their   affiliates
                                               serves as investment adviser.
Mary C. Farrell**; 49           Director       Ms.   Farrell   is  a   managing
                                               director,    senior   investment
                                               strategist  and  member  of  the
                                               Investment  Policy  Committee of
                                               PaineWebber.  Ms. Farrell joined
                                               PaineWebber  in  1982.  She is a
                                               member of the Financial  Women's
                                               Association      and     Women's
                                               Economic  Roundtable and appears
                                               as a  regular  panelist  on Wall
                                               Street     Week    with    Louis
                                               Rukeyser.  She  also  serves  on
                                               the  Board of  Overseers  of New
                                               York  University's  Stern School
                                               of  Business.  Ms.  Farrell is a
                                               director   or   trustee   of  31
                                               investment  companies  for which
                                               Mitchell  Hutchins,  PaineWebber
                                               or  one  of   their   affiliates
                                               serves as investment adviser.
Meyer Feldberg; 57              Director       Mr.   Feldberg   is   Dean   and
Columbia University                            Professor of  Management  of the
101 Uris Hall                                  Graduate   School  of  Business,
New York, NY  10027                            Columbia  University.  Prior  to
                                               1989,  he was  president  of the
                                               Illinois       Institute      of
                                               Technology.   Dean  Feldberg  is
                                               also  a  director  of  Primedia,
                                               Inc.   (publishing),   Federated
                                               Department     Stores,      Inc.
                                               (operator of department  stores)
                                               and  Revlon,  Inc.  (cosmetics).
                                               Dean  Feldberg  is a director or
                                               trustee    of   34    investment
                                               companies  for  which   Mitchell
                                               Hutchins,  PaineWebber or one of
                                               their   affiliates   serves   as
                                               investment adviser.

                            POSITION WITH       BUSINESS EXPERIENCE; OTHER
 NAME AND ADDRESS*;AGE        CORPORATION           DIRECTORSHIPS
 ---------------------        -----------           -------------
George W. Gowen; 69             Director       Mr.  Gowen is a  partner  in the
666 Third Avenue                               law    firm    of    Dunnington,
New York, NY  10017                            Bartholow  &  Miller.  Prior  to
                                               May 1994, he was a partner in the
                                               law firm of Fryer,  Ross & Gowen.
                                               Mr.   Gowen  is  a  director   or
                                               trustee    of    34    investment
                                               companies   for  which   Mitchell
                                               Hutchins,  PaineWebber  or one of
                                               their   affiliates    serves   as
                                               investment adviser.
Frederic V. Malek; 62           Director       Mr.  Malek is chairman of Thayer
1455 Pennsylvania Ave,                         Capital    Partners    (merchant
N.W.                                           bank).   From  January  1992  to
Suite 350                                      November  1992,  he was campaign
Washington, DC  20004                          manager  of   Bush-Quayle   '92.
                                               From  1990 to 1992,  he was vice
                                               chairman   and,   from  1989  to
                                               1990,   he  was   president   of
                                               Northwest  Airlines Inc. and NWA
                                               Inc.    (holding    company   of
                                               Northwest  Airlines Inc.). Prior
                                               to 1989,  he was employed by the
                                               Marriott   Corporation  (hotels,
                                               restaurants,   airline  catering
                                               and contract feeding),  where he
                                               most  recently  was an executive
                                               vice   president  and  president
                                               of Marriott  Hotels and Resorts.
                                               Mr.  Malek is also a director of
                                               Aegis    Communications,    Inc.
                                               (tele-services),        American
                                               Management     Systems,     Inc.
                                               (management    consulting    and
                                               computer   related    services),
                                               Automatic Data Processing,  Inc.
                                               (computing     services),     CB
                                               Richard   Ellis,    Inc.   (real
                                               estate  services),   FPL  Group,
                                               Inc.    (electric     services),
                                               Global  Vacation Group (packaged
                                               vacations),    HCR/Manor   Care,
                                               Inc.     (health    care)    and
                                               Northwest   Airlines   Inc.  Mr.
                                               Malek is a  director  or trustee
                                               of 31  investment  companies for
                                               which     Mitchell     Hutchins,
                                               PaineWebber   or  one  of  their
                                               affiliates  serves as investment
                                               adviser.

                            POSITION WITH       BUSINESS EXPERIENCE; OTHER
 NAME AND ADDRESS*;AGE        CORPORATION           DIRECTORSHIPS
 ---------------------        -----------           -------------
Carl W. Schafer; 63             Director       Mr.  Schafer is president of the
66 Witherspoon Street,                         Atlantic Foundation  (charitable
#1100                                          foundation   supporting   mainly
Princeton, NJ  08542                           oceanographic   exploration  and
                                               research).  He is a director  of
                                               Base    Ten    Systems,     Inc.
                                               (software),   Roadway   Express,
                                               Inc.  (trucking),  The  Guardian
                                               Group  of  Mutual   Funds,   the
                                               Harding,  Loevner  Funds,  Evans
                                               Systems,   Inc.   (motor  fuels,
                                               convenience       store      and
                                               diversified            company),
                                               Electronic  Clearing House, Inc.
                                               (financial          transactions
                                               processing),     Frontier    Oil
                                               Corporation   and   Nutraceutix,
                                               Inc.  (biotechnology   company).
                                               Prior to  January  1993,  he was
                                               chairman   of   the   Investment
                                               Advisory    Committee   of   the
                                               Howard      Hughes       Medical
                                               Institute.   Mr.  Schafer  is  a
                                               director   or   trustee   of  31
                                               investment  companies  for which
                                               Mitchell  Hutchins,  PaineWebber
                                               or  one  of   their   affiliates
                                               serves as investment adviser.
Brian M. Storms;** 44           Director       Mr.   Storms  is  president  and
                                               chief   operating   officer   of
                                               Mitchell  Hutchins  (since March
                                               1999).  Prior to March 1999,  he
                                               was   president  of   Prudential
                                               Investments  (1996-1999).  Prior
                                               to joining Prudential,  he was a
                                               managing  director  at  Fidelity
                                               Investments.  Mr.  Storms  is  a
                                               director   or   trustee   of  31
                                               investment  companies  for which
                                               Mitchell  Hutchins,  PaineWebber
                                               or  one  of   their   affiliates
                                               serves as investment adviser.
John J. Lee; 31            Vice President and  Mr. Lee is a vice  president and
                          Assistant Treasurer  a  manager  of the  mutual  fund
                                               finance  department  of  Mitchell
                                               Hutchins.   Prior  to   September
                                               1997,  he was an audit manager in
                                               the financial  services  practice
                                               of Ernst & Young LLP.  Mr. Lee is
                                               a vice  president  and  assistant
                                               treasurer   of   32    investment
                                               companies   for  which   Mitchell
                                               Hutchins,  PaineWebber  or one of
                                               their  affiliates  serves  as  an
                                               investment adviser.
Kevin J. Mahoney; 33       Vice President and  Mr.  Mahoney  is  a  first  vice
                          Assistant Treasurer  president  and a senior  manager
                                               of  the  mutual   fund   finance
                                               department      of      Mitchell
                                               Hutchins.   From   August   1996
                                               through  March 1999,  he was the
                                               manager  of  the   mutual   fund
                                               internal    control   group   of
                                               Salomon Smith  Barney.  Prior to
                                               August    1996,    he   was   an
                                               associate      and     assistant
                                               treasurer      of      BlackRock
                                               Financial  Management  L.P.  Mr.
                                               Mahoney is a vice  president and
                                               assistant    treasurer   of   32
                                               investment  companies  for which
                                               Mitchell  Hutchins,  PaineWebber
                                               or  one  of   their   affiliates
                                               serves as investment adviser.

                            POSITION WITH       BUSINESS EXPERIENCE; OTHER
 NAME AND ADDRESS*;AGE        CORPORATION           DIRECTORSHIPS
 ---------------------        -----------           -------------
Dennis McCauley; 52          Vice President    Mr.   McCauley   is  a  managing
                                               director  and  chief  investment
                                               officer--fixed      income     of
                                               Mitchell   Hutchins.   Prior  to
                                               December  1994,  he was director
                                               of fixed income  investments  of
                                               IBM  Corporation.  Mr.  McCauley
                                               is  a  vice   president   of  22
                                               investment  companies  for which
                                               Mitchell  Hutchins,  PaineWebber
                                               or  one  of   their   affiliates
                                               serves as investment adviser.
Ann E. Moran; 42           Vice President and  Ms.  Moran  is a vice  president
                          Assistant Treasurer  and  a  manager  of  the  mutual
                                               fund   finance   department   of
                                               Mitchell Hutchins.  Ms. Moran is
                                               a vice  president  and assistant
                                               treasurer   of   32   investment
                                               companies  for  which   Mitchell
                                               Hutchins,  PaineWebber or one of
                                               their   affiliates   serves   as
                                               investment adviser.
Dianne E. O'Donnell; 47    Vice President and  Ms.  'Donnell  is a senior vice
                               Secretary       president  and  deputy   general
                                               counsel  of  Mitchell  Hutchins.
                                               Ms.    O'Donnell   is   a   vice
                                               president  and  secretary  of 31
                                               investment  companies and a vice
                                               president      and     assistant
                                               secretary   of  one   investment
                                               company   for   which   Mitchell
                                               Hutchins,  PaineWebber or one of
                                               their   affiliates   serves   as
                                               investment adviser.
Emil Polito; 38              Vice President    Mr.  Polito  is  a  senior  vice
                                               president    and   director   of
                                               operations   and   control   for
                                               Mitchell  Hutchins.  Mr.  Polito
                                               is  a  vice   president   of  32
                                               investment  companies  for which
                                               Mitchell  Hutchins,  PaineWebber
                                               or  one  of   their   affiliates
                                               serves as investment adviser.
Susan Ryan; 39               Vice President    Ms.   Ryan  is  a  senior   vice
                                               president and portfolio  manager
                                               of  Mitchell  Hutchins  and  has
                                               been  with   Mitchell   Hutchins
                                               since  1982.  Ms. Ryan is a vice
                                               president  of  five   investment
                                               companies  for  which   Mitchell
                                               Hutchins,  PaineWebber or one of
                                               their   affiliates   serves   as
                                               investment adviser
Victoria E. Schonfeld; 48    Vice President    Ms.   Schonfeld  is  a  managing
                                               director and general  counsel of
                                               Mitchell   Hutchins  (since  May
                                               1994)   and   a   senior    vice
                                               president of PaineWebber  (since
                                               July 1995).  Ms.  Schonfeld is a
                                               vice  president of 31 investment
                                               companies  and a vice  president
                                               and secretary of one  investment
                                               company   for   which   Mitchell
                                               Hutchins,  PaineWebber or one of
                                               their   affiliates   serves   as
                                               investment adviser.

Paul H. Schubert; 36       Vice President and  Mr.  Schubert  is a senior  vice
                               Treasurer       president  and  director  of the
                                               mutual fund  finance  department
                                               of   Mitchell   Hutchins.    Mr.
                                               Schubert  is  a  vice  president
                                               and  treasurer of 32  investment
                                               companies  for  which   Mitchell
                                               Hutchins,  PaineWebber or one of
                                               their   affiliates   serves   as
                                               investment adviser.
Barney A. Taglialatela;    Vice President and  Mr.   Taglialatela   is  a  vice
38                        Assistant Treasurer  president  and a manager  of the
                                               mutual fund  finance  department
                                               of Mitchell  Hutchins.  Prior to
                                               February  1995, he was a manager
                                               of  the  mutual   fund   finance
                                               division   of   Kidder   Peabody
                                               Asset   Management,   Inc.   Mr.
                                               Taglialatela     is    a    vice
                                               president      and     assistant
                                               treasurer   of   32   investment
                                               companies  for  which   Mitchell
                                               Hutchins,  PaineWebber or one of
                                               their   affiliates   serves   as
                                               investment adviser.
Keith A. Weller; 38        Vice President and  Mr.   Weller  is  a  first  vice
                          Assistant Secretary  president and associate  general
                                               counsel  of  Mitchell  Hutchins.
                                               Prior  to  May  1995,  he was an
                                               attorney  in  private  practice.
                                               Mr.  Weller is a vice  president
                                               and  assistant  secretary  of 31
                                               investment  companies  for which
                                               Mitchell  Hutchins,  PaineWebber
                                               or  one  of   their   affiliates
                                               serves as investment adviser.
-------------
* Unless otherwise indicated, the business address of each listed person is 1285 Avenue of the Americas, New York, New York 10019.

** Mrs. Alexander, Mr. Bewkes, Ms. Farrell and Mr. Storms are "interested persons" of the fund as defined in the Investment Company Act by virtue of their positions with Mitchell Hutchins, PaineWebber, and/or PW Group.

      The fund pays each board member who is not an "interested person" of the fund $1,000 annually and up to $150 for each board meeting and each separate meeting of a board committee. The Corporation has three series and thus pays each such director $3,000 annually, plus any additional amounts due for board or committee meetings. Each chairman of the audit and contract review committees of individual funds within the PaineWebber fund complex receives additional compensation, aggregating $15,000 annually, from the relevant funds. All board members are reimbursed for any expenses incurred in attending meetings. Board members and officers own in the aggregate less than 1% of the outstanding shares of the fund. Because PaineWebber and Mitchell Hutchins perform substantially all the services necessary for the operation of the fund, the fund requires no employees. No officer, director or employee of Mitchell Hutchins or PaineWebber presently receives any compensation from the fund for acting as a board member or officer.

      The table below includes certain information relating to the compensation of the current board members who held office with the Corporation during the fiscal year ended June 30, 1999 and the compensation of those board members from all PaineWebber funds during the 1998 calendar year.

                            COMPENSATION TABLE [ICON]


                                    AGGREGATE    TOTAL COMPENSATION
                                  COMPENSATION        FROM THE
                                    FROM THE      CORPORATION AND
        NAME OF PERSON, POSITION   CORPORATION*  THE FUND COMPLEX**
        ------------------------   -----------   ------------------
       Richard Q. Armstrong,
        Director...................   $5,430           $ 101,372

       Richard R. Burt,
        Director...................    5,340             101,372

       Meyer Feldberg,
        Director..................     5,430             116,222

       George W. Gowen,
        Director..................     6,273             108,272

       Frederic V. Malek,
        Director..................     5,430             101,372

       Carl W. Schafer,
        Director..................     5,430             101,372

--------------------
[icon]Only independent  board members are compensated by the  PaineWebber  funds and identified above; board members who are "interested persons," as defined by the Investment Company Act, do not receive compensation from the fund.

* Represents fees paid to each board member during the fiscal year ended June 30, 1999.

** Represents  total  compensation  paid during the calendar year ended December
   31, 1998, to each board member by 31 investment companies (33 in the case of Messrs. Feldberg and Gowen) for which Mitchell Hutchins, PaineWebber or one of their affiliates served as investment adviser. No fund within the PaineWebber fund complex has a bonus, pension, profit sharing or retirement plan.

                         PRINCIPAL HOLDERS OF SECURITIES

      As of August 1, 1999, the Corporation's records showed no shareholders as owning 5% or more of the fund's shares.

        INVESTMENT ADVISORY, ADMINISTRATION AND DISTRIBUTION ARRANGEMENTS

      INVESTMENT ADVISORY AND ADMINISTRATION ARRANGEMENTS. PaineWebber acts as the fund's investment adviser and administrator pursuant to a contract with the Corporation dated March 23, 1989 ("Advisory Contract"). Under the Advisory Contract, the fund pays PaineWebber an annual fee, computed daily and paid monthly, according to the following schedule:


                                                         ANNUAL
      AVERAGE DAILY NET ASSETS                             RATE
      ------------------------                             ----
      Up to $1 billion                                    0.50%
      In excess of $1.0 billion up to $1.5 billion        0.44%
      Over $1.5 billion                                   0.36%

      Services provided by PaineWebber under the Advisory Contract, some of which may be delegated to Mitchell Hutchins, as discussed below, include the provision of a continuous investment program for the fund and supervision of all matters relating to the operation of the fund. Under the Advisory Contract, during the fiscal years ended June 30, 1999, 1998 and 1997, the fund paid (or accrued) to PaineWebber investment advisory and administrative fees in the amount of $19,032,089, $16,593,019 and $15,211,682, respectively.

      Under a contract with PaineWebber dated March 23, 1989 ("Mitchell Hutchins Contract"), Mitchell Hutchins serves as the fund's sub-adviser and sub-administrator. Under the Mitchell Hutchins Contract, PaineWebber (not the fund) pays Mitchell Hutchins a fee, computed daily and paid monthly, at an annual rate of 20% of the fees paid by the fund to PaineWebber. Under the Mitchell Hutchins Contract, for the fiscal years ended June 30, 1999, 1998 and 1997, PaineWebber paid (or accrued) to Mitchell Hutchins fees in the amount of $3,806,418 , $3,318,604 and $3,042,336, respectively.

      Prior to August 1, 1997, PaineWebber provided certain services to the fund not otherwise provided by the fund's transfer agent. Pursuant to an agreement relating to those services, PaineWebber earned (or accrued) $251,757 for the period July 1, 1997 to July 31, 1997 and $2,692,218 for the fiscal year ended June 30, 1997. Subsequent to July 31, 1997, PFPC, the fund's transfer agent, (not the fund) pays PaineWebber for certain transfer agency related services that PFPC has delegated to PaineWebber.

      Under the terms of the Advisory Contract, the fund bears all expenses incurred in its operation that are not specifically assumed by PaineWebber. General expenses of the Corporation not readily identifiable as belonging to the fund or to the Corporation's other series are allocated among series by or under the direction of the board of directors in such manner as the board deems fair and equitable. Expenses borne by the fund include the following (or the fund's share of the following): (1)the cost (including brokerage commissions and other transaction costs, if any) of securities purchased or sold by the fund and any losses incurred in connection therewith; (2)fees payable to and expenses incurred on behalf of the fund by PaineWebber; (3)organizational expenses;
(4)filing fees and expenses relating to the registration and qualification of fund shares under federal and state securities laws and maintaining such registrations and qualifications; (5)fees and salaries payable to the directors and officers who are not interested persons of the Corporation or PaineWebber;
(6)all expenses incurred in connection with the directors' services, including travel expenses; (7)taxes (including any income or franchise taxes) and governmental fees; (8)costs of any liability, uncollectible items of deposit and other insurance or fidelity bonds; (9)any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the Corporation or the fund for violation of any law; (10)legal, accounting and auditing expenses, including legal fees of special counsel for those directors who are not interested persons of the Corporation; (11)charges of custodians, transfer agents and other agents; (12)expenses of setting in type and printing prospectuses and statements of additional information and supplements thereto, reports and statements to shareholders and proxy material for existing shareholders and costs of mailing such materials to existing shareholders; (13 any extraordinary expenses (including fees and disbursements of counsel) incurred by the fund; (14)fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations;
(15)50% of the cost of printing  and  mailing  PaineWebber  monthly  statements;
(16)costs of mailing and tabulating proxies and costs of meetings of shareholders, the board and any committees thereof; (17)the cost of investment company literature and other publications provided to the directors and officers; and (18)costs of mailing, stationery and communications equipment.

      The Advisory and Mitchell Hutchins Contracts (collectively, "Contracts") noted above provide that PaineWebber or Mitchell Hutchins, as the case may be, shall not be liable for any error of judgment or mistake of law or for any loss suffered by the fund in connection with the performance of the Contracts, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of PaineWebber or Mitchell Hutchins, in the performance of its duties or from reckless disregard of its duties and obligations thereunder.

      The Contracts are terminable by vote of the fund's board or by the holders of a majority of the outstanding voting securities of the fund at any time without penalty, on 60 days' written notice to PaineWebber or Mitchell Hutchins, as the case may be. The Advisory Contract is also terminable without penalty by PaineWebber on 60 days' written notice to the Corporation, and the Mitchell Hutchins Contract is terminable without penalty by PaineWebber or Mitchell Hutchins on 60 days' written notice to the other party. The Contracts terminate automatically upon their assignment, and the Mitchell Hutchins Contract also automatically terminates upon the assignment of the Advisory Contract.

      During the fiscal year ended June 30, 1999, the fund did not pay fees to PaineWebber for its services as lending agent because the fund did not engage in any securities lending activities.

      NET ASSETS. The following table shows the approximate net assets as of July 31, 1999, sorted by category of investment objective, of the investment companies as to which Mitchell Hutchins serves as adviser or sub-adviser. An investment company may fall into more than one of the categories below.

                                                                  Net Assets
                           Investment Category                      ($mil)
                           -------------------                    ----------

          Domestic (excluding Money  Market)...................   $ 8,159.6
          Global...............................................     4,524.1
          Equity/Balanced......................................     7,791.1
          Fixed Income (excluding Money Market)................     4,892.6
                Taxable Fixed Income...........................     3,363.8
                Tax-Free Fixed Income..........................     1,528.8
          Money Market Funds...................................    35,370.8


      PERSONAL TRADING POLICIES. Mitchell Hutchins personnel may invest in securities for their own accounts pursuant to a code of ethics that describes the fiduciary duty owed to shareholders of PaineWebber funds and other Mitchell Hutchins advisory accounts by all Mitchell Hutchins' directors, officers and employees, establishes procedures for personal investing and restricts certain transactions. For example, employee accounts generally must be maintained at PaineWebber, personal trades in most securities require pre-clearance and short-term trading and participation in initial public offerings generally are prohibited. In addition, the code of ethics puts restrictions on the timing of personal investing in relation to trades by PaineWebber funds and other Mitchell Hutchins advisory clients.

      DISTRIBUTION ARRANGEMENTS. PaineWebber acts as the distributor of fund shares under a distribution contract with the Corporation ("Distribution Contract"), which requires PaineWebber to use its best efforts, consistent with its other business, to sell shares of the fund. Shares of the fund are offered continuously.

      Under a plan of distribution adopted by the Corporation in the manner prescribed by Rule 12b-1 under the Investment Company Act ("Plan"), the fund pays PaineWebber a service fee, computed daily and paid monthly, for providing certain shareholder and account maintenance services. The Plan authorizes the fund to pay PaineWebber the service fee at an annual rate of up to 0.15% of its average daily net assets. The fund currently pays service fees to PaineWebber at the annual rate of 0.125% of average net assets. Any increase from the 0.125% annual rate would require prior approval of the board.

      PaineWebber uses the 12b-1 service fee to pay PaineWebber Financial Advisors and correspondent firms for shareholder servicing. The fee is also used to offset PaineWebber's other expenses in servicing and maintaining shareholder accounts. These expenses may include the costs of the PaineWebber branch office in which the Financial Advisor is based, such as rent, communications equipment, employee salaries and other overhead costs.

      During the period they are in effect, the Plan and the Distribution Contract obligate the fund to pay the 12b-1 service fee to PaineWebber as compensation for its service activities and not as reimbursement for specific expenses incurred. Thus, even if PaineWebber's expenses exceed its 12b-1 service fee, the fund will not be obligated to pay more than the fee and, if PaineWebber's expenses are less than the fee, it will retain its full fee and realize a profit. The fund will pay the 12b-1 service fee to PaineWebber until either the Plan or the Distribution Contract is terminated or not renewed. In that event, PaineWebber's 12b-1 service expenses in excess of 12b-1 service fees received or accrued through the termination date will be PaineWebber's sole responsibility and not obligations of the fund.

      Among other things, the Plan provides that (1) PaineWebber will submit to the board at least quarterly, and the directors will review, reports regarding all amounts expended under the Plan and the purposes for which such expenditures were made, (2) the Plan will continue in effect only so long as it is approved at least annually, and any material amendment thereto is approved, by the board, including those directors who are not "interested persons" of the Corporation and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan, acting in person at a meeting called for that purpose, (3) payments by the fund under the Plan shall not be materially increased without the affirmative vote of the holders of a majority of the fund's outstanding shares and (4) while the Plan remains in effect, the selection and nomination of directors who are not "interested persons" of the Corporation shall be committed to the discretion of the directors who are not "interested persons" of the Corporation.

      During the fiscal year ended June 30, 1999, the fund paid or accrued to PaineWebber service fees of $5,983,366. For the same period, PaineWebber estimates that it incurred expenses of $1,897,937 in servicing fund shareholders. PaineWebber estimates that these expenses were incurred as follows: (a) allocated costs related to shareholder servicing--$940,599; and (b) service fees to Financial Advisors--$957,338.

      "Allocated costs" include various internal costs allocated by PaineWebber to its efforts at providing certain shareholder and account maintenance services. These internal costs encompass office rent, salaries and other overhead expenses of various PaineWebber departments and areas of operations.

      In approving the continuance of the Plan, the board considered all features of the distribution system for the fund, including (1) PaineWebber's view that the payment of service fees at the annual rate of 0.02% of the average daily net assets of the fund held in shareholder accounts serviced by Financial Advisors and correspondent firms was attractive to such Financial Advisors and correspondent firms and would result in greater growth of the fund than might otherwise be the case, (2) the extent to which fund shareholders might benefit from economies of scale resulting from growth in the fund's assets and shareholder account size and the potential for continued growth, (3) the services provided to the fund and its shareholders by PaineWebber pursuant to the Distribution Contract, (4) PaineWebber's expenses and costs under the Plan as described above and (5) the fact that the expense to the fund of the Plan could be offset if the Plan is successful by the lower advisory fee rates that are triggered as assets reach higher levels.

      The board also considered the benefits that would accrue to PaineWebber under the Plan in that PaineWebber would receive service and advisory fees that are calculated based upon a percentage of the average net assets of the fund, which fees would increase if the Plan is successful and the fund attains and maintains increased asset levels.

                             PORTFOLIO TRANSACTIONS

      The fund purchases portfolio securities from dealers and underwriters as well as from issuers. Securities are usually traded on a net basis with dealers acting as principal for their own accounts without a stated commission. Prices paid to dealers in principal transactions generally include a "spread," which is the difference between the prices at which the dealer is willing to purchase and sell a specific security at the time. When securities are purchased directly from an issuer, no commissions or discounts are paid. When securities are purchased in underwritten offerings, they include a fixed amount of compensation to the underwriter. During its past three fiscal years, the fund has paid no brokerage commissions.

      For purchases or sales with broker-dealer firms that act as principal, Mitchell Hutchins seeks best execution. Although Mitchell Hutchins may receive certain research or execution services in connection with these transactions, it will not purchase securities at a higher price or sell securities at a lower price than would otherwise be paid if no weight was attributed to the services provided by the executing dealer. Mitchell Hutchins may engage in agency transactions in over-the-counter securities in return for research and execution services. These transactions are entered into only pursuant to procedures that are designed to ensure that the transaction (including commissions) is at least as favorable as it would have been if effected directly with a market-maker that did not provide research or execution services.

      Research services and information received from brokers or dealers are supplemental to Mitchell Hutchins' own research efforts and, when utilized, are subject to internal analysis before being incorporated into its investment processes. Information and research services furnished by brokers or dealers through which or with which the fund effects securities transactions may be used by Mitchell Hutchins in advising other funds or accounts and, conversely, research services furnished to Mitchell Hutchins by brokers or dealers in connection with other funds or accounts that it advises may be used in advising the fund.

      Investment decisions for the fund and for other investment accounts managed by Mitchell Hutchins are made independently of each other in light of differing considerations for the various accounts. However, the same investment decision may occasionally be made for the fund and one or more of such accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated between the fund and such other account(s) as to amount according to a formula deemed equitable to the fund and such account(s). While in some cases this practice could have a detrimental effect upon the price or value of the security as far as the fund is concerned, or upon its ability to complete its entire order, in other cases it is believed that coordination and the ability to participate in volume transactions will be beneficial to the fund.

HOLDINGS OF REGULAR BROKER-DEALERS

      As of June 30, 1999, the fund owned securities issued by the following companies which are regular broker-dealers for the fund:

              Issuer                           Type of Security         Value
              ------                           ----------------         -----

  Bear Stearns Companies Incorporated          commercial paper     $ 19,893,400
  Goldman Sachs Group Incorporated             commercial paper       92,726,515
  Merrill Lynch & Company Incorporated         commercial paper      119,678,831
  Morgan Stanley, Dean Witter & Company        commercial paper       44,918,896


                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION;
                              SERVICE ORGANIZATIONS

      ADDITIONAL REDEMPTION INFORMATION. The fund may suspend redemption privileges or postpone the date of payment during any period (1) when the New York Stock Exchange is closed or trading on the New York Stock Exchange is restricted as determined by the SEC, (2) when an emergency exists, as defined by the SEC, that makes it not reasonably practicable for the fund to dispose of securities owned by it or fairly to determine the value of its assets or (3) as the SEC may otherwise permit. The redemption price may be more or less than the shareholder's cost, depending on the market value of the fund's portfolio at the time; although the fund attempts to maintain a constant net asset value of $1.00 per share.

      SERVICE ORGANIZATIONs. The fund may authorize service organizations, and their agents, to accept on its behalf purchase and redemption orders that are in "good form" in accordance with the policies of those service organizations The fund will be deemed to have received these purchase and redemption orders when a service organization or its agent accepts them. Like all customer orders, these orders will be priced based on the fund's net asset value next computed after receipt of the order by the service organizations or their agents. Service organizations may include retirement plan service providers who aggregate purchase and redemption instructions received from numerous retirement plans or plan participants.

                               VALUATION OF SHARES

      The fund uses its best efforts to maintain its net asset value at $1.00 per share. The fund's net asset value per share is determined by State Street Bank and Trust Company ("State Street") as of 12:00 noon, Eastern time, on each Business Day. As defined in the Prospectus, "Business Day" means any day on which State Street's Boston offices, and the New York City offices of PaineWebber and PaineWebber's bank, The Bank of New York, are all open for business. One or more of these institutions will be closed on the observance of the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veteran's Day, Thanksgiving Day and Christmas Day.

      The fund values its portfolio securities in accordance with the amortized cost method of valuation under Rule 2a-7 ("Rule") under the Investment Company Act. To use amortized cost to value its portfolio securities, the fund must adhere to certain conditions under the Rule relating to its investments, some of which are discussed in this SAI. Amortized cost is an approximation of market value of an instrument, whereby the difference between its acquisition cost and value at maturity is amortized on a straight-line basis over the remaining life of the instrument. The effect of changes in the market value of a security as a result of fluctuating interest rates is not taken into account, and thus the amortized cost method of valuation may result in the value of a security being higher or lower than its actual market value. If a large number of redemptions take place at a time when interest rates have increased, the fund might have to sell portfolio securities prior to maturity and at a price that might not be desirable.

      The board has established procedures for the purpose of maintaining a constant net asset value of $1.00 per share, which include a review of the extent of any deviation of net asset value per share, based on available market quotations, from the $1.00 amortized cost per share. If that deviation exceeds 1/2 of 1% for the fund, the board will promptly consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include redeeming shares in kind, selling portfolio securities prior to maturity, reducing or withholding dividends and utilizing a net asset value per share as determined by using available market quotations. The fund will maintain a dollar-weighted average portfolio maturity of 90 days or less and will not purchase any instrument having, or deemed to have, a remaining maturity of more than 397 days, will limit portfolio investments, including repurchase agreements, to those U.S. dollar-denominated instruments that are of high quality under the Rule and that Mitchell Hutchins, acting pursuant to the procedures, determines present minimal credit risks, and will comply with certain reporting and recordkeeping procedures. There is no assurance that constant net asset value per share will be maintained. If amortized cost ceases to represent fair value per share, the board will take appropriate action.

      In determining the approximate market value of portfolio investments, the fund may employ outside organizations, which may use a matrix or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments. This may result in the securities being valued at a price different from the price that would have been determined had the matrix or formula method not been used. Other assets, if any, are valued at fair value as determined in good faith by or under the direction of the board.

                             PERFORMANCE INFORMATION

      The fund's performance data quoted in advertising and other promotional materials ("Performance Advertisements") represent past performance and are not intended to indicate future performance. The investment return will fluctuate.

      TOTAL RETURN CALCULATIONS. Average annual total return quotes ("Standardized Return") used in the fund's Performance Advertisements are calculated according to the following formula:

               n
       P(1 + T)   =     ERV
     where:    P  =  a hypothetical initial payment of $1,000 to purchase shares
               T = average annual total return of shares n = number of years
              ERV = ending redeemable value of a hypothetical $1,000 payment at the beginning of that period.

      Under the foregoing formula, the time periods used in Performance Advertisements will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertisement for publication. Total return, or "T" in the formula above, is computed by finding the average annual change in the value of an initial $1,000 investment over the period. All dividends are assumed to have been reinvested at net asset value.

      The fund may also advertise other performance data, which may consist of the annual or cumulative return (including net short-term capital gain, if any) earned on a hypothetical investment in the fund since it began operations or for shorter periods. This return data may or may not assume reinvestment of dividends (compounding).

      The following tables show performance information for the fund's shares outstanding for the periods indicated. All returns for periods of more than one year are expressed as an average annual return.

     Year ended June 30, 1999:
           Standardized Return.....................           4.66%

     Five Years ended June 30, 1999:
           Standardized Return.....................           4.91%

     Ten Years ended June 30, 1999:
           Standardized Return.....................           4.96%

      CALCULATION OF YIELD. The fund computes its yield and effective yield quotations using standardized methods required by the SEC. The fund from time to time advertises (1) its current yield based on a recently ended seven-day period, computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from that shareholder account, dividing the difference by the value of the account at the beginning of the base period to obtain the base period return and then multiplying the base period return by (365/7), with the resulting yield figure carried to at least the nearest hundredth of one percent; and (2) its effective yield based on the same seven-day period by compounding the base period return by adding 1, raising the sum to a power equal to (365/7) and subtracting 1 from the result, according to the following formula:

                                                       365/7
            EFFECTIVE YIELD = [(BASE PERIOD RETURN + 1)     ] - 1

      Yield may fluctuate daily and does not provide a basis for determining future yields. Because the yield of the fund fluctuates, it cannot be compared with yields on savings accounts or other investment alternatives that provide an agreed to or guaranteed fixed yield for a stated period of time. However, yield information may be useful to an investor considering temporary investments in money market instruments. In comparing the yield of one money market fund to another, consideration should be given to each fund's investment policies, including the types of investments made, the average maturity of the portfolio securities and whether there are any special account charges that may reduce the yield.

      The fund's yield and effective yield for the seven-day period ended June 30, 1999 were 4.32% and 4.41%, respectively.

      OTHER INFORMATION. The fund's performance data quoted in advertising and other promotional materials ("Performance Advertisements") represent past performance and are not intended to predict or indicate future results. The return on an investment in the fund will fluctuate. In Performance Advertisements, the fund may compare its yield with data published by Lipper Analytical Services, Inc. for money funds ("Lipper"), CDA Investment Technologies, Inc. ("CDA"), IBC Financial Data, Inc. ("IBC"), Wiesenberger Investment Companies Service ("Wiesenberger") or Investment Company Data Inc. ("ICD"), or with the performance of recognized stock and other indexes, including the Standard & Poor's 500 Composite Stock Price Index, the Dow Jones Industrial Average, the Morgan Stanley Capital International World Index, the Lehman Brothers Treasury Bond Index, the Lehman Brothers Government/Corporate

Bond Index, the Salomon Smith Barney Government Bond Index and changes in the Consumer Price Index as published by the U.S. Department of Commerce. The fund also may refer in such materials to mutual fund performance rankings and other data, such as comparative asset, expense and fee levels, published by Lipper, CDA, IBC, Wiesenberger or ICD. Performance Advertisements also may refer to discussions of the fund and comparative mutual fund data and ratings reported in independent periodicals, including THE WALL STREET JOURNAL, MONEY MAGAZINE, FORBES, BUSINESS WEEK, FINANCIAL WORLD, BARRON'S, FORTUNE, THE NEW YORK TIMES, THE CHICAGO TRIBUNE, THE WASHINGTON POST and THE KIPLINGER LETTERS. Comparisons in Performance Advertisements may be in graphic form.

      The fund may also compare its performance with the performance of bank certificates of deposit ("CDs") as measured by the CDA Certificate of Deposit Index and the Bank Rate Monitor National Index and the average of yields of CDs of major banks published by Banxquotes(R) Money Markets. In comparing the fund's performance to CD performance, investors should keep in mind that bank CDs are insured in whole or in part by an agency of the U.S. government and offer fixed principal and fixed or variable rates of interest, and that bank CD yields may vary depending on the financial institution offering the CD and prevailing interest rates. Bank accounts are insured in whole or in part by an agency of the U.S. government and may offer a fixed rate of return. Fund shares are not insured or guaranteed by the U.S. government and returns thereon will fluctuate. While the fund seeks to maintain a stable net asset value of $1.00 per share, there can be no assurance that it will be able to do so.

      The fund may include discussions or illustrations of the effects of compounding in Performance Advertisements. "Compounding" refers to the fact that, if dividends on the fund investment are reinvested by being paid in additional Fund shares, any future income of the fund would increase the value, not only of the original fund investment, but also of the additional fund shares received through reinvestment. As a result, the value of the fund investment would increase more quickly than if dividends had been paid in cash. The fund may also make available to shareholders a daily accrual factor or "mil rate" representing dividends accrued to shareholder accounts on a given day or days. Certain shareholders may find that this information facilitates accounting or recordkeeping.

                                      TAXES

      QUALIFICATION AS A REGULATED INVESTMENT COMPANY. To continue to qualify for treatment as a regulated investment company ("RIC") under the Internal Revenue Code, the fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income and net short-term capital gains, if any) and must meet several additional requirements. Among these requirements are the following: (1) the fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities and certain other income; (2) at the close of each quarter of the fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities that are limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the fund's total assets; and (3) at the close of each quarter of the fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other
RICs) of any one issuer. If the fund failed to qualify for treatment as a RIC for any taxable year, it would be taxed as an ordinary corporation on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders. In addition, the fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for RIC treatment.

                                OTHER INFORMATION

      VOTING RIGHTS. Shareholders of the fund are entitled to one vote for each full share held and fractional votes for fractional shares held. Voting rights are not cumulative and, as a result, the holders of more than 50% of all the shares of the Corporation may elect all its board members. The shares of each series of the Corporation will be voted separately, except when an aggregate vote of all the series is required by law.

      The Corporation does not hold annual meetings. There normally will be no meetings of shareholders to elect directors unless fewer than a majority of the directors holding office have been elected by shareholders. The directors are required to call a meeting of shareholders when requested in writing to do so by the shareholders of record holding at least 25% of the Corporation's outstanding shares.

      CUSTODIAN AND RECORDKEEPING AGENT; TRANSFER AND DIVIDEND AGENT. State Street Bank and Trust Company, located at One Heritage Drive, North Quincy, Massachusetts 02171, serves as custodian and recordkeeping agent for the fund. PFPC Inc., a subsidiary of PNC Bank, N.A., serves as the fund's transfer and dividend disbursing agent. It is located at 400 Bellevue Parkway, Wilmington, DE 19809.

      COUNSEL. The law firm of Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, N.W., Washington, D.C. 20036-1800, serves as counsel to the fund. Kirkpatrick & Lockhart LLP also acts as counsel to PaineWebber and Mitchell Hutchins in connection with other matters.

      AUDITORS. Ernst & Young LLP, 787 Seventh Avenue, New York, New York 10019, serves as independent auditors for the fund.

                              FINANCIAL STATEMENTS

The fund's Annual Report to Shareholders for its last fiscal year ended June 30, 1999 is a separate document supplied with this SAI, and the financial statements, accompanying notes and report of independent auditors appearing therein are incorporated herein by this reference.

You should rely only on the  information
contained   or   referred   to  in   the
Prospectus   and   this   Statement   of
Additional Information. The fund and its
distributor  have not authorized  anyone
to provide you with  information that is
different.   The   Prospectus  and  this
Statement of Additional Information is not an offer to sell shares of the fund in any jurisdiction where the fund or its distributor may not lawfully sell those shares.


            -----------


                                                                     PaineWebber
                                                           Retirement Money Fund



                                             -----------------------------------
                                             Statement of Additional Information

                                                                 August 31, 1999
                                             -----------------------------------



                                                                     PAINEWEBBER



(COPYRIGHT) 1999 PaineWebber Incorporated

                                 PAINEWEBBER RMA
                             MONEY MARKET PORTFOLIO
                            U.S. GOVERNMENT PORTFOLIO
                                  TAX-FREE FUND
                         CALIFORNIA MUNICIPAL MONEY FUND
                         NEW JERSEY MUNICIPAL MONEY FUND
                          NEW YORK MUNICIPAL MONEY FUND

                           1285 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10019

                       STATEMENT OF ADDITIONAL INFORMATION

      The six funds named above are professionally managed money market funds. PaineWebber RMA Money Market Portfolio and PaineWebber RMA U.S. Government Portfolio are diversified series of PaineWebber RMA Money Fund, Inc., and PaineWebber RMA Tax-Free Fund, Inc. also is a diversified fund. PaineWebber RMA California Municipal Money Fund and PaineWebber RMA New York Municipal Money Fund are non-diversified series of PaineWebber Managed Municipal Trust; PaineWebber RMA New Jersey Municipal Money Fund is a non-diversified series of PaineWebber Municipal Money Market Series.

      The funds' investment adviser, administrator and distributor is PaineWebber Incorporated ("PaineWebber"); their sub-adviser and sub-administrator is Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"), a wholly owned asset management subsidiary of PaineWebber.

      Portions of the funds' Annual Reports to Shareholders are incorporated by reference into this Statement of Additional Information ("SAI"). The Annual Reports accompany this SAI. You may obtain an additional copy of a fund's Annual Report by calling toll-free 1-800-726-1000.

      This SAI is not a prospectus and should be read only in conjunction with the Funds' current Prospectus, dated August 31, 1999. A copy of the Prospectus may be obtained by contacting any PaineWebber Financial Advisor or correspondent firm or by calling 1-800-762-1000. This SAI is dated August 31, 1999.

                         TABLE OF CONTENTS
                                                                            PAGE
                                                                            ----
        The Funds and Their Investment Policies......................         2
        The Funds' Investments, Related Risks and Limitations........         4
        Organization of the Funds; Directors/Trustees and
           Officers and Principal Holders of Securities..............        34
        Investment Advisory, Administration and
           Distribution Arrangements.................................        43
        Portfolio Transactions.......................................        47
        Additional Information Regarding Redemptions.................        48
        Valuation of Shares..........................................        49
        Performance Information......................................        49
        Taxes........................................................        52
        Other Information............................................        59
        Financial Statements.........................................        60
        Appendix A...................................................        61
        Appendix B...................................................        63

                     THE FUNDS AND THEIR INVESTMENT POLICIES

      Each fund's investment objective may not be changed without shareholder approval. Except where noted, the other investment policies of a fund may be changed by its board without shareholder approval. As with other mutual funds, there is no assurance that a fund will achieve its investment objective.

      Each fund is a money market fund that invests in high quality money market instruments that have, or are deemed to have, remaining maturities of 13 months or less. Money market instruments are short-term debt-obligations and similar securities. They also include longer term bonds that have variable interest rates or other special features that give them the financial characteristics of short-term debt. Each fund may purchase only those obligations that Mitchell Hutchins determines, pursuant to procedures adopted by its board, present minimal credit risks and are "First Tier Securities" as defined in Rule 2a-7 under the Investment Company Act of 1940, as amended ("Investment Company Act").

MONEY MARKET PORTFOLIO

      Money Market Portfolio's investment objective is to provide maximum current income consistent with liquidity and conservation of capital. The fund's investments include (1) U.S. and foreign government securities, (2) obligations of U.S. and foreign banks, (3) commercial paper and other short-term obligations of U.S. and foreign corporations, partnerships, trusts and similar entities, (4) repurchase agreements and (5) investment company securities.

      The fund may invest in obligations (including certificates of deposit, bankers' acceptances, time deposits and similar obligations) of U.S. and foreign banks only if the institution has total assets at the time of purchase in excess of $1.5 billion. The fund's investments in non-negotiable time deposits of these institutions will be considered illiquid if they have maturities greater than seven days.

      The fund generally may invest no more than 5% of its total assets in the securities of a single issuer (other than U.S. government securities), except that the fund may invest up to 25% of its total assets in First Tier Securities (defined below) of a single issuer for a period of up to three business days. The fund may purchase only U.S. dollar-denominated obligations of foreign issuers.

      The fund may invest up to 10% of its net assets in illiquid securities. The fund may purchase securities on a when-issued or delayed delivery basis. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. The fund may borrow up to 10% of its total assets for temporary purposes, including reverse repurchase agreements. It may invest in the securities of other investment companies.

U.S. GOVERNMENT PORTFOLIO

      U.S. Government Portfolio's investment objective is to provide maximum current income consistent with liquidity and the conservation of capital. The fund invests in U.S. government securities. Under investment guidelines adopted by its board, the fund currently invests only in securities, such as U.S. Treasury bills and notes and Ginnie Mae (formerly, Government National Mortgage Association) certificates, that are backed by the full faith and credit of the United States, in repurchase agreements secured by such securities and in the securities of other investment companies that invest only in these instruments.

      The fund may invest up to 10% of its net assets in illiquid securities. The fund may purchase securities on a when-issued or delayed delivery basis. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. The fund may borrow up to 10% of its total assets for temporary purposes, including reverse repurchase agreements. It may invest in the securities of other investment companies.

TAX-FREE FUND

      Tax Free Fund's investment objective is to provide maximum current income exempt from federal income tax consistent with liquidity and conservation of capital. The fund invests substantially all of its assets in money market instruments issued by states, municipalities, public authorities and other issuers, the interest on which is exempt from federal income tax ("municipal securities"). The fund also may purchase participation interests in municipal securities. Participation interests are pro rata interests in securities held by others.

      Under normal market conditions, the fund intends to invest in municipal securities that pay AMT exempt interest -- that is, interest that is not an item of tax preference for purposes of the federal alternative minimum tax ("AMT"). The fund, however, may invest up to 20% of its total assets in securities that pay interest that is subject to the AMT if, in Mitchell Hutchins' judgment, market conditions warrant.

      The fund generally may invest no more than 5% of its total assets in the securities of a single issuer. The fund may invest up to 10% of its net assets in illiquid securities. The fund may purchase securities on a when-issued or delayed delivery basis. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. The fund may borrow up to 10% of its total assets for temporary purposes, including reverse repurchase agreements. It may invest in the securities of other investment companies.

CALIFORNIA MUNICIPAL MONEY FUND

      California Municipal Money Fund's investment objective is to provide maximum current income exempt from federal income tax and California personal income tax consistent with liquidity and conservation of capital. Except for temporary purposes, the fund invests at least 80% and seeks to invest 100% of its net assets in municipal securities issued by the State of California, its municipalities and public authorities and other issuers if such obligations pay interest that is exempt from federal income tax as well as California personal income tax ("California municipal securities"). The fund also may purchase participation interests in California municipal securities. Participation interests are pro rata interests in securities held by others.

      Under normal market conditions, the fund intends to invest in California municipal securities that pay AMT exempt interest, but may invest without limit in securities that pay interest that is subject to the AMT if, in Mitchell Hutchins' judgment, market conditions warrant.

      As a single state money market fund, the fund may invest more than 5% of its total assets in the securities of a single issuer with respect to 25% of its total assets. The fund may invest up to 10% of its net assets in illiquid securities. The fund may purchase securities on a when-issued or delayed delivery basis. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. The fund may borrow up to 10% of its total assets for temporary purposes, including reverse repurchase agreements. It may invest in the securities of other investment companies.

NEW JERSEY MUNICIPAL MONEY FUND

      New Jersey Municipal Money Fund's investment objective is the maximization of current income exempt from federal income tax and New Jersey personal income tax for residents of the State of New Jersey, consistent with the preservation of capital and the maintenance of liquidity. Except for temporary purposes, the fund invests at least 65% of its total assets, and seeks to invest 100% of its net assets, in municipal securities issued by the State of New Jersey, its municipalities and public authorities and other issuers if such obligations pay interest that is exempt from federal income tax as well as New Jersey personal income tax ("New Jersey municipal securities"). The fund also may purchase participation interests in New Jersey municipal securities. Participation interests are pro rata interests in securities held by others. Under normal market conditions, the fund will not invest more than 25% of its total assets in participation interests or other securities issued by or purchased from banks or other financial institutions.

      The fund may invest without limit in New Jersey securities that pay interest that is subject to the AMT.

      As a single state money market fund, the fund may invest more than 5% of its total assets in the securities of a single issuer with respect to 25% of its total assets. The fund may invest up to 10% of its net assets in illiquid securities. The fund may purchase securities on a when-issued or delayed delivery basis. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. The fund may borrow up to 15% of its net assets for temporary purposes, including reverse repurchase agreements. It may invest in the securities of other investment companies.

NEW YORK MUNICIPAL MONEY FUND

      New York Municipal Money Fund's investment objective is to provide maximum current income exempt from federal income tax and New York State and New York City personal income taxes consistent with liquidity and conservation of capital. Except for temporary purposes, the fund invests at least 80% and seeks to invest 100% of its net assets in municipal securities issued by the State of New York, its municipalities and public authorities and other issuers if such obligations pay interest that is exempt from federal income tax as well as New York State and New York City personal income taxes ("New York municipal securities"). The fund also may purchase participation interests in New York municipal securities. Participation interests are pro rata interests in securities held by others.

      Under normal market conditions, the fund intends to invest in New York municipal securities that pay AMT exempt interest, but may invest without limit in securities that pay interest that is subject to the AMT if, in Mitchell Hutchins' judgment, market conditions warrant.

      As a single state money market fund, the fund may invest more than 5% of its total assets in the securities of a single issuer with respect to 25% of its total assets. The fund may invest up to 10% of its net assets in illiquid securities. The fund may purchase securities on a when-issued or delayed delivery basis. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. The fund may borrow up to 10% of its total assets for temporary purposes, including reverse repurchase agreements. It may invest in the securities of other investment companies.


            THE FUNDS' INVESTMENTS, RELATED RISKS AND LIMITATIONS

      The following supplements the information contained in the Prospectus and above concerning each fund's investments, related risks and limitations. Except as otherwise indicated in the Prospectus or SAI, each fund has established no policy limitations on its ability to use the investments or techniques discussed in these documents. New forms of money market instruments continue to be developed. The funds may invest in these instruments to the extent consistent with their investment objectives.

      YIELDS AND CREDIT RATINGS OF MONEY MARKET INSTRUMENTS; FIRST TIER SECURITIES. The yields on the money market instruments in which each fund invests (such as U.S. government securities, commercial paper, bank obligations and municipal securities) are dependent on a variety of factors, including general money market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue. The ratings assigned by nationally recognized statistical rating organizations ("rating agencies") represent their opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices.

      Subsequent to its purchase by a fund, an issue may cease to be rated or its rating may be reduced. If a security in a fund's portfolio ceases to be a First Tier Security or Mitchell Hutchins becomes aware that a security has received a rating below the second highest rating by any rating agency, Mitchell Hutchins and, in certain cases, a fund's board, will consider whether the fund should continue to hold the obligation. A First Tier Security is either (1) rated in the highest short-term rating category by at least two rating agencies,
(2) rated in the highest short-term rating category by a single rating agency if only that rating agency has assigned the obligation a short-term rating, (3) issued by an issuer that has received such a short-term rating with respect to a security that is comparable in priority and security, (4) subject to a guarantee rated in the highest short-term rating category or issued by a guarantor that has received the highest short-term rating for a comparable debt obligation or
(5) unrated, but determined by Mitchell Hutchins to be of comparable quality. A First Tier Security rated in the highest short-term category by a single rating agency at the time of purchase that subsequently receives a rating below the highest rating category from a different rating agency may continue to be considered a First Tier Security.

      Opinions relating to the validity of municipal securities and to the exemption of interest thereon from federal income tax and (when available) from the federal alternative minimum tax, California personal income tax, New Jersey personal income tax and New York State and New York City personal income taxes are rendered by bond counsel to the respective issuing authorities at the time of issuance. Neither the municipal funds nor Mitchell Hutchins will review the proceedings relating to the issuance of municipal securities or the basis for these opinions. An issuer's obligations under its municipal securities are subject to the bankruptcy, insolvency and other laws affecting the rights and remedies of creditors (such as the federal bankruptcy laws) and federal, state and local laws that may be enacted that adversely affect the tax-exempt status of interest on the municipal securities held by a fund or the exempt-interest dividends received by a fund's shareholders, extend the time for payment of principal or interest, or both, or impose other constraints upon enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of principal of and interest on their municipal securities may be materially and adversely affected.

      U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. Treasury (such as Treasury bills, notes or bonds) and obligations issued or guaranteed as to principal and interest (but not as to market value) by the U.S. government, its agencies or its instrumentalities. U.S. government securities include mortgage-backed securities issued or guaranteed by government agencies or government-sponsored enterprises. Other U.S. government securities may be backed by the full faith and credit of the U.S. government or supported primarily or solely by the creditworthiness of the government-related issuer or, in the case of mortgage-backed securities, by pools of assets.

      Money Market Portfolio and U.S. Government Portfolio may invest in separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury, which are traded independently under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Under the STRIPS programs, the principal and interest components are individually numbered and separately issued by the U.S.
Treasury.

      COMMERCIAL PAPER AND OTHER SHORT-TERM OBLIGATIONS. Money Market Portfolio may purchase commercial paper, which includes short-term obligations issued by corporations, partnerships, trusts or other entities to finance short-term credit needs. The fund also may purchase other types of non-convertible debt obligations subject to maturity constraints imposed by Rule 2a-7 under the Investment Company Act. Descriptions of certain types of short-term obligations are provided below.

      ASSET-BACKED SECURITIES. The funds may invest in securities that are comprised of financial assets that have been securitized through the use of trusts or special purpose corporations or other entities. For taxable money market funds, these assets may include motor vehicle and other types of installment sales contracts, home equity loans, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements or other types of financial assets. Certain municipal securities are also structured as asset-backed securities. Payments or distributions of principal and interest may be guaranteed up to a certain amount and for a certain time period by a letter of credit or pool insurance policy issued by a financial institution unaffiliated with the issuer, or other credit enhancements may be present. See "The Funds' Investments, Related Risks and Limitations -- Credit and Liquidity Enhancements."

      VARIABLE AND FLOATING RATE SECURITIES AND DEMAND INSTRUMENTS. Money Market Portfolio and U.S. Government Portfolio may purchase variable and floating rate securities with remaining maturities in excess of 13 months issued by U.S. government agencies or instrumentalities or guaranteed by the U.S. government. In addition, Money Market Portfolio may purchase variable and floating rate securities of other issuers, and the municipal funds may purchase variable and floating rate securities of municipal issuers, including tender option bonds. The yields on these securities are adjusted in relation to changes in specific rates, such as the prime rate, and different securities may have different adjustment rates. Certain of these obligations carry a demand feature that gives a fund the right to tender them back to a specified party, usually the issuer or a remarketing agent, prior to maturity. Each fund's investment in variable and floating rate securities must comply with conditions established by the Securities and Exchange Commission ("SEC") under which they may be considered to have remaining maturities of 13 months or less. The funds will purchase variable and floating rate securities of non-U.S. government issuers that have remaining maturities of more than 13 months only if the securities are subject to a demand feature exercisable within 13 months or less. See "The Funds' Investments, Related Risks and Limitations -- Credit and Liquidity Enhancements."

      Generally, a fund may exercise demand features (1) upon a default under the terms of the underlying security, (2) to maintain its portfolio in accordance with its investment objective and policies or applicable legal or regulatory requirements or (3) as needed to provide liquidity to a fund in order to meet redemption requests. The ability of a bank or other financial institution to fulfill its obligations under a letter of credit, guarantee or other liquidity arrangement might be affected by possible financial difficulties of its borrowers, adverse interest rate or economic conditions, regulatory limitations or other factors. The interest rate on floating rate or variable rate securities ordinarily is readjusted on the basis of the prime rate of the bank that originated the financing or some other index or published rate, such as the 90-day U.S. Treasury bill rate, or is otherwise reset to reflect market rates of interest. Generally, these interest rate adjustments cause the market value of floating rate and variable rate securities to fluctuate less than the market value of fixed rate securities.

      VARIABLE AMOUNT MASTER DEMAND NOTES. Money Market Portfolio may invest in variable amount master demand notes, which are unsecured redeemable obligations that permit investment of varying amounts at fluctuating interest rates under a direct agreement between the fund and an issuer. The principal amount of these notes may be increased from time to time by the parties (subject to specified maximums) or decreased by the fund or the issuer. These notes are payable on demand and may or may not be rated.

      INVESTING IN FOREIGN SECURITIES. Money Market Portfolio's investments in U.S. dollar-denominated securities of foreign issuers may involve risks that are different from investments in U.S. issuers. These risks may include future unfavorable political and economic developments, possible withholding taxes, seizure of foreign deposits, currency controls, interest limitations or other governmental restrictions that might affect the payment of principal or interest on the fund's investments. Additionally, there may be less publicly available information about foreign issuers because they may not be subject to the same regulatory requirements as domestic issuers.

      CREDIT AND LIQUIDITY ENHANCEMENTS. A fund may invest in securities that have credit or liquidity enhancements or may purchase these types of enhancements in the secondary market. Such enhancements may be structured as demand features that permit the fund to sell the instrument at designated times and prices. These credit and liquidity enhancements may be backed by letters of credit or other instruments provided by banks or other financial institutions whose credit standing affects the credit quality of the underlying obligation. Changes in the credit quality of these financial institutions could cause losses to a fund and affect its share price. The credit and liquidity enhancements may have conditions that limit the ability of a fund to use them when the fund wishes to do so.

      ILLIQUID SECURITIES. The term "illiquid securities" means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a fund has valued the securities and includes, among other things, repurchase agreements maturing in more than seven days, restricted securities and municipal lease obligations (including certificates of participation) other than those Mitchell Hutchins has determined are liquid pursuant to guidelines established by each fund's board. To the extent the funds invest in illiquid securities, they may not be able readily to liquidate such investments and may have to sell other investments if necessary to raise cash to meet obligations.

      Restricted securities are not registered under the Securities Act of 1933, as amended ("Securities Act") and may be sold only in privately negotiated or other exempted transactions or after a registration statement under the Securities Act has become effective. Where registration is required, a fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time a fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a fund might obtain a less favorable price than prevailed when it decided to sell.

      However, not all restricted securities are illiquid. A large institutional market has developed for many U.S. and foreign securities that are not registered under the Securities Act. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend either on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

      Institutional markets for restricted securities also have developed as a result of Rule 144A under the Securities Act, which establishes a "safe harbor" from the registration requirements of that Act for resales of certain securities to qualified institutional buyers. Such markets include automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible restricted securities held by a fund, however, could affect adversely the marketability of such portfolio securities, and the fund might be unable to dispose of such securities promptly or at favorable prices.

      Each board has delegated the function of making day-to-day determinations of liquidity to Mitchell Hutchins pursuant to guidelines approved by the board. Mitchell Hutchins takes into account a number of factors in reaching liquidity decisions, which may include (1) the frequency of trades for the security, (2) the number of dealers that make quotes, or are expected to make quotes, for the security, (3) the nature of the security and how trading is effected (E.G., the time needed to sell the security, how bids are solicited and the mechanics of transfer) and (4) the existence of demand features or similar liquidity enhancements. Mitchell Hutchins monitors the liquidity of restricted securities in each fund's portfolio and reports periodically on such decisions to the applicable board.

      In making determinations as to the liquidity of municipal lease obligations, Mitchell Hutchins will distinguish between direct investments in municipal lease obligations (or participations therein) and investments in securities that may be supported by municipal lease obligations or certificates of participation therein. Since these municipal lease obligation-backed securities are based on a well-established means of securitization, Mitchell Hutchins does not believe that investing in such securities presents the same liquidity issues as direct investments in municipal lease obligations.

      REPURCHASE AGREEMENTS. Money Market Portfolio and U.S. Government Portfolio each may enter into repurchase agreements with respect to any security in which it is authorized to invest, except that securities subject to repurchase agreements may have maturities in excess of 13 months. Each municipal fund may enter into repurchase agreements with respect to U.S. government securities, commercial paper, bank certificates of deposit and bankers'
acceptances. Repurchase agreements are transactions in which a fund purchases securities or other obligations from a bank or securities dealer (or its affiliate) and simultaneously commits to resell them to the counterparty at an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased obligations. Securities or other obligations subject to repurchase agreements may have maturities in excess of 13 months. A fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special "tri-party" custodian or sub-custodian that maintains separate accounts for both the fund and its counterparty. Thus, the obligation of the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by such obligations.

      Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations. If their value becomes less than the repurchase price, plus any agreed-upon additional amount, the counterparty must provide additional collateral so that at all times the collateral is at least equal to the repurchase price plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the obligations and the price that was paid by a fund upon acquisition is accrued as interest and included in its net investment income. Repurchase agreements involving obligations other than U.S. government securities (such as commercial paper and corporate bonds) may be subject to special risks and may not have the benefit of certain protections in the event of the counterparty's insolvency. If the seller or guarantor becomes insolvent, a fund may suffer delays, costs and possible losses in connection with the disposition of collateral. Each fund intends to enter into repurchase agreements only with counterparties in transactions believed by Mitchell Hutchins to present minimum credit risks.

      REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements involve the sale of securities held by a fund subject to its agreement to repurchase the securities at an agreed-upon date or upon demand and at a price reflecting a market rate of interest. Reverse repurchase agreements are subject to a fund's limitation on borrowings and may be entered into only with banks and securities dealers. While a reverse repurchase agreement is outstanding, a fund will maintain, in a segregated account with its custodian, cash or liquid securities, marked to market daily, in an amount at least equal to its obligations under the reverse repurchase agreement. See "The Funds' Investments, Related Risks and Limitations -- Segregated Accounts."

      Reverse repurchase agreements involve the risk that the buyer of the securities sold by a fund might be unable to deliver them when the fund seeks to repurchase. If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or trustee or receiver may receive an extension of time to determine whether to enforce that fund's obligation to repurchase the securities, and a fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

      WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. Each fund may purchase securities on a "when-issued" basis or may purchase or sell securities for delayed delivery, I.E., for issuance or delivery to or by the fund later than the normal settlement date for such securities at a stated price and yield. A fund generally would not pay for such securities or start earning interest on them until they are received. However, when a fund undertakes a when-issued or delayed delivery obligation, it immediately assumes the risks of ownership, including the risks of price fluctuation. Failure of the issuer to deliver a security purchased by a fund on a when-issued or delayed delivery basis may result in a fund's incurring a loss or missing an opportunity to make an alternative investment.

      A security purchased on a when-issued or delayed delivery basis is recorded as an asset on the commitment date and is subject to changes in market value, generally based upon changes in the level of interest rates. Thus, fluctuation in the value of the security from the time of the commitment date will affect a fund's net asset value. When a fund commits to purchase securities on a when-issued or delayed delivery basis, its custodian segregates assets to cover the amount of the commitment. See "The Funds' Investments, Related Risks and Limitations -- Segregated Accounts." Each fund may sell the right to acquire the security prior to delivery if Mitchell Hutchins deems it advantageous to do so, which may result in a gain or loss to the fund. Each municipal fund expects that commitments to purchase when-issued or delayed delivery securities normally will not exceed 25% of its assets (20% in the case of New Jersey Municipal Money
Fund).

      INVESTMENTS IN OTHER INVESTMENT COMPANIES. Each fund may invest in securities of other money market funds, subject to Investment Company Act limitations, which at present restrict these investments in the aggregate to no more than 10% of the fund's total assets. The shares of other money market funds are subject to the management fees and other expenses of those funds. At the same time, a fund would continue to pay its own management fees and expenses with respect to all its investments, including shares of other money market funds. Each fund may invest in the securities of other money market funds when Mitchell Hutchins believes that (1) the amounts to be invested are too small or are available too late in the day to be effectively invested in other money market instruments, (2) shares of other money market funds otherwise would provide a better return than direct investment in other money market instruments or (3) such investments would enhance the fund's liquidity.

      LENDING OF PORTFOLIO SECURITIES. Each fund is authorized to lend its portfolio securities to broker-dealers or institutional investors that Mitchell Hutchins deems qualified. Lending securities enables a fund to earn additional income, but could result in a loss or delay in recovering these securities. The borrower of a fund's portfolio securities must maintain acceptable collateral with the fund's custodian in an amount, marked to market daily, at least equal to the market value of the securities loaned, plus accrued interest and dividends. Acceptable collateral is limited to cash, U.S. government securities and irrevocable letters of credit that meet certain guidelines established by Mitchell Hutchins. Each fund may reinvest any cash collateral in money market investments or other short-term liquid investments. In determining whether to lend securities to a particular broker-dealer or institutional investor, Mitchell Hutchins will consider, and during the period of the loan will monitor, all relevant facts and circumstances, including the creditworthiness of the borrower. Each fund will retain authority to terminate any of its loans at any time. Each fund may pay reasonable fees in connection with a loan and may pay the borrower or placing broker a negotiated portion of the interest earned on the reinvestment of cash held as collateral. Each fund will receive amounts equivalent to any interest, dividends or other distributions on the securities loaned. Each fund will regain record ownership of loaned securities to exercise beneficial rights, such as voting and subscription rights, when regaining such rights is considered to be in a fund's interest.

      Pursuant to procedures adopted by the board of each fund governing a fund's securities lending program, PaineWebber has been retained to serve as lending agent for a fund. The board of each fund also has authorized the payment of fees (including fees calculated as a percentage of invested cash collateral) to PaineWebber for these services. The board periodically reviews all portfolio securities loan transactions for which PaineWebber acted as lending agent. PaineWebber also has been approved as a borrower under the fund's securities lending program.

      SEGREGATED ACCOUNTS. When a fund enters into certain transactions that involve obligations to make future payments to third parties, including the purchase of securities on a when-issued or delayed delivery basis or reverse repurchase agreements, it will maintain with an approved custodian in a segregated account cash or liquid securities, marked to market daily, in an amount at least equal to a fund's obligation or commitment under such transactions


CERTAIN POLICIES OF THE MUNICIPAL FUNDS

      Tax-Free Fund, California Municipal Money Fund, New Jersey Municipal Money Fund and New York Municipal Money Fund may be referred to collectively as the "municipal funds."

      NON-DIVERSIFIED STATUS OF SINGLE STATE MUNICIPAL FUNDS. California Municipal Money Fund, New Jersey Municipal Money Fund and New York Municipal Money Fund are "non-diversified funds," as that term is defined in the Investment Company Act. In general, a non-diversified fund is not subject to certain limitations on its ability to invest more than 5% of its total assets in securities of a single issuer with respect to 75% of its assets. Rule 2a-7 under the Investment Company Act, however, imposes more stringent diversification requirements on money market funds. For single state municipal money market funds, Rule 2a-7 generally requires that the securities of a single issuer may not exceed 5% of the fund's total assets with respect to at least 75% of its assets. Nonetheless, a single state municipal money fund may be subject to greater risk than a money market fund that is more "diversified" because changes in the financial condition of a single issuer may cause greater fluctuations in its yield or on its ability to maintain a constant net asset value per share.

      TYPES OF MUNICIPAL SECURITIES. Each municipal fund may invest in a variety of municipal securities, as described below:

      MUNICIPAL BONDS. Municipal bonds are debt obligations that are issued by states, municipalities, public authorities or other issuers and that pay interest that is exempt from federal income tax in the opinion of issuer's counsel. The two principal classifications of municipal bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as from the user of the facility being financed. The term "municipal bonds" also includes "moral obligation" issues, which are normally issued by special purpose authorities. In the case of such issues, an express or implied "moral obligation" of a related government unit is pledged to the payment of the debt service, but is usually subject to annual budget appropriations. Custodial receipts that represent an ownership interest in one or more municipal bonds also are considered to be municipal bonds. Various types of municipal bonds are described in the following sections.

      MUNICIPAL LEASE OBLIGATIONS. Municipal bonds include municipal lease obligations, such as leases, installment purchase contracts and conditional sales contracts, and certificates of participation therein. Municipal lease obligations are issued by state and local governments and authorities to purchase land or various types of equipment or facilities and may be subject to annual budget appropriations. The funds generally invest in municipal lease obligations through certificates of participation.

      Although municipal lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, they ordinarily are backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. The leases underlying certain municipal lease obligations, however, provide that lease payments are subject to partial or full abatement if, because of material damage or destruction of the leased property, there is substantial interference with the lessee's use or occupancy of such property. This "abatement risk" may be reduced by the existence of insurance covering the leased property, the maintenance by the lessee of reserve funds or the provision of credit enhancements such as letters of credit.

      Certain municipal lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Some municipal lease obligations of this type are insured as to timely payment of principal and interest, even in the event of a failure by the municipality to appropriate sufficient funds to make payments under the lease. However, in the case of an uninsured municipal lease obligation, a fund's ability to recover under the lease in the event of a non-appropriation or default will be limited solely to the repossession of leased property without recourse to the general credit of the lessee, and disposition of the property in the event of foreclosure might prove difficult.

      INDUSTRIAL DEVELOPMENT BONDS ("IDBS") AND PRIVATE ACTIVITY BONDS ("PABS"). IDBs and PABs are issued by or on behalf of public authorities to finance various privately operated facilities, such as airport or pollution control facilities. These obligations are considered municipal bonds if the interest paid thereon is exempt from federal income tax in the opinion of the bond issuer's counsel. IDBs and PABs are in most cases revenue bonds and thus are not payable from the unrestricted revenues of the issuer. The credit quality of IDBs and PABs is usually directly related to the credit standing of the user of the facilities being financed. IDBs issued after August 15, 1986 generally are considered PABs, and to the extent a fund invests in such PABs, shareholders generally will be required to include a portion of their exempt-interest dividends from that fund in calculating their liability for the AMT. See "Taxes" below. Each municipal fund may invest more than 25% of its assets in IDBs and PABs.

      PARTICIPATION INTERESTS. Participation interests are interests in municipal bonds, including IDBs, PABs and floating and variable rate obligations, that are owned by financial institutions. These interests carry a demand feature permitting the holder to tender them back to the financial institution, which demand feature generally is backed by an irrevocable letter of credit or guarantee of the financial institution. The credit standing of such financial institution affects the credit quality of the participation interests.

      A participation interest gives a fund an undivided interest in a municipal bond owned by a financial institution. The fund has the right to sell the instruments back to the financial institution. As discussed above under "The Funds' Investments, Related Risks and Limitations -- Credit and Liquidity Enhancements," to the extent that payment of an obligation is backed by a letter of credit, guarantee or liquidity support arrangement from a financial institution, such payment may be subject to the financial institution's ability to satisfy that commitment. Mitchell Hutchins will monitor the pricing, quality and liquidity of the participation interests held by a fund, and the credit standing of financial institutions issuing letters of credit or guarantees supporting such participation interests on the basis of published financial information, reports of rating services and financial institution analytical services.

      PUT BONDS. A put bond is a municipal bond that gives the holder the unconditional right to sell the bond back to the issuer or a third party at a specified price and exercise date, which is typically well in advance of the bond's maturity date. The obligation to purchase the bond on the exercise date may be supported by a letter of credit or other credit support arrangement from a bank, insurance company or other financial institution, the credit standing of which affects the credit quality of the obligation.

      If the put is a "one time only" put, the fund ordinarily will either sell the bond or put the bond, depending upon the more favorable price. If the bond has a series of puts after the first put, the bond will be held as long as, in the judgment of Mitchell Hutchins, it is in the best interest of the fund to do so. There is no assurance that the issuer of a put bond acquired by a fund will be able to repurchase the bond upon the exercise date, if the fund chooses to exercise its right to put the bond back to the issuer or to a third party.

      TENDER OPTION BONDS. Tender option bonds are long-term municipal securities sold by a bank or other financial institution subject to a demand feature that gives the purchaser the right to sell them to the bank or other financial institution at par plus accrued interest at designated times (the "tender option"). The municipal funds may invest in bonds with tender options that may be exercisable at intervals ranging from daily to 397 days, and the interest rate on the bonds is typically reset at the end of the applicable interval in an attempt to cause the bonds to have a market value that approximates their par value, plus accrued interest. The tender option may not be exercisable in the event of a default on, or significant downgrading of, the underlying municipal securities, and may be subject to other conditions. Therefore, a fund's ability to exercise the tender option will be affected by the credit standing of both the bank or other financial institution involved and the issuer of the underlying securities.

      TAX-EXEMPT COMMERCIAL PAPER AND SHORT-TERM MUNICIPAL NOTES. Municipal bonds include tax-exempt commercial paper and short-term municipal notes, such as tax anticipation notes, bond anticipation notes, revenue anticipation notes and other forms of short-term securities. Such notes are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements and other revenues.

      MORTGAGE SUBSIDY BONDS. The funds also may purchase mortgage subsidy bonds with a remaining maturity of less than 13 months that are issued to subsidize mortgages on single family homes and "moral obligation" bonds with a remaining maturity of less than 13 months that are normally issued by special purpose public authorities. In some cases the repayment of such bonds depends upon annual legislative appropriations; in other cases repayment is a legal obligation of the issuer, and if the issuer is unable to meet its obligations, repayment becomes a moral commitment of a related government unit (subject, however, to such appropriations).

      STAND-BY COMMITMENTS. A municipal fund may acquire stand-by commitments under unusual market conditions to facilitate portfolio liquidity. Pursuant to a stand-by commitment, a municipal bond dealer agrees to purchase the securities that are the subject of the commitment at an amount equal to (1) the acquisition cost (excluding any accrued interest paid on acquisition), less any amortized market premium and plus any accrued market or original issue discount, plus (2) all interest accrued on the securities since the last interest payment date or the date the securities were purchased, whichever is later.

      A fund will enter into stand-by commitments only with those banks or other dealers that, in the opinion of Mitchell Hutchins, present minimal credit risk. A fund's right to exercise stand-by commitments will be unconditional and unqualified. Stand-by commitments will not be transferable by a fund, although a fund may sell the underlying securities to a third party at any time. A fund may pay for stand-by commitments either separately in cash or by paying a higher price for the securities that are acquired subject to such a commitment (thus reducing the yield to maturity otherwise available for the same securities). The acquisition of a stand-by commitment will not ordinarily affect the valuation or maturity of the underlying municipal securities. Stand-by commitments acquired by a fund will be valued at zero in determining net asset value. Whether a fund paid directly or indirectly for a stand-by commitment, its cost will be treated as unrealized depreciation and will be amortized over the period the commitment is held by the fund.

      TEMPORARY AND DEFENSIVE INVESTMENTS. When Mitchell Hutchins believes that there is an insufficient supply of the type of municipal securities in which a municipal fund primarily invests, or during other unusual market conditions, that municipal fund may temporarily invest all or any portion of its net assets in other types of municipal securities. In addition, when Mitchell Hutchins believes that there is an insufficient supply of any type of municipal securities or that other circumstances warrant a defensive posture, each municipal fund may hold cash and may invest all or any portion of its net assets in taxable money market instruments, including repurchase agreements. To the extent a municipal fund holds cash, such cash would not earn income and would reduce the fund's yield.

SPECIAL CONSIDERATIONS RELATING TO CALIFORNIA MUNICIPAL SECURITIES

      The following information provides only a brief summary of the complex factors affecting the financial situation in California (the "State") and is derived from sources that are generally available to investors and is believed to be accurate. It is based in part on information obtained from various State and local agencies in California. It should be noted that the creditworthiness of obligations issued by local California issuers may be unrelated to the creditworthiness of obligations issued by the State of California, and there is no obligation on the part of the State to make payment on local government obligations in the event of default or financial difficulty.

GENERAL

      During the early 1990's, California experienced significant financial difficulties, which reduced its credit standing, but the State's finances have improved significantly since 1994, with ratings increases since 1996. The ratings of certain related debt of other issuers for which California has an outstanding lease purchase, guarantee or other contractual obligation (such as for state-insured hospital bonds) are generally linked directly to California's rating. Should the financial condition of California deteriorate again, its credit ratings could be reduced, and the market value and marketability of all outstanding notes and bonds issued by California, its public authorities or local governments could be adversely affected.

ECONOMIC FACTORS

      California's economy is the largest among the 50 states and one of the largest in the world. The State's population of almost 34 million represents over 12 percent of the total United States population and grew by 26 percent in the 1980s, more than double the national rate. Population growth slowed to less than 1 percent annually in 1994 and 1995, but rose to 1.8 percent in 1996 and
1.6 percent in 1997. During the early 1990's, net population growth in the State was due to births and foreign immigration, but in recent years, in-migration from the other states has increased.

      Total personal income in the State, at an estimated $902 billion in 1998, accounts for almost 13 percent of all personal income in the nation. Total employment is over 15 million, the majority of which is in the service, trade and manufacturing sectors.

      From mid-1990 to late 1993, the State suffered a recession with the worst economic, fiscal and budget conditions since the 1930s. Construction, manufacturing (especially aerospace), and financial services, among others, were all severely affected, particularly in Southern California. Employment levels stabilized by late 1993 and pre-recession job levels were reached in 1996. Unemployment, while remaining higher than the national average, has come down from its 10 percent recession peak to under 6 percent in early 1999. Economic indicators show a steady and strong recovery underway in California since the start of 1994 particularly in high technology manufacturing and services, including computer software, electronic manufacturing and motion picture/television production, and other services, entertainment and tourism, and both residential and commercial construction. International economic problems starting in 1997 had some moderating impact on California's economy, but negative impacts, such as a sharp drop in exports to Asia which have hurt the manufacturing and agricultural sectors, have apparently been offset by increased exports to Latin American and other nations, and a greater strength in services, computer software and construction. Current forecasts predict continued strong growth of the State's economy in 1999, with a slowdown in the rate of growth predicted in 2000 and beyond. Any delay or reversal of the recovery may create new shortfalls in State revenues.

CONSTITUTIONAL LIMITATIONS ON TAXES, OTHER CHARGES AND APPROPRIATIONS

      LIMITATION ON PROPERTY TAXES. Certain California Municipal Securities may be obligations of issuers which rely in whole or in part, directly or indirectly, on AD VALOREM property taxes as a source of revenue. The taxing powers of California local governments and districts are limited by Article XIIIA of the California Constitution, enacted by the voters in 1978 and commonly known as "Proposition 13." Briefly, Article XIIIA limits to 1 percent of full cash value of the rate of AD VALOREM property taxes on real property and


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


generally restricts the reassessment of property to 2 percent per year, except under new construction or change of ownership (subject to a number of exemptions). Taxing entities may, however, raise AD VALOREM taxes above the 1 percent limit to pay debt service on voter-approved bonded indebtedness.

      Under Article XIIIA, the basic 1 percent AD VALOREM tax levy is applied against the assessed value of property as of the owner's date of acquisition (or as of March 1, 1975, if acquired earlier), subject to certain adjustments. This system has resulted in widely varying amounts of tax on similarly situated properties. Several lawsuits have been filed challenging the acquisition-based assessment system of Proposition 13, but it was upheld by the U.S. Supreme Court in 1992.

      Article XIIIA prohibits local governments from raising revenues through AD VALOREM taxes above the 1 percent limit; it also requires voters of any governmental unit to give two-thirds approval to levy any "special tax." Court decisions, however, allowed a non-voter approved levy of "general taxes" which were not dedicated to a specific use.

      LIMITATIONS ON OTHER TAXES, FEES AND CHARGES. On November 5, 1996, the voters of the State approved Proposition 218, called the "Right to Vote on Taxes Act." Proposition 218 added Articles XIIIC and XIIID to the State Constitution, which contain a number of provisions affecting the ability of local agencies to levy and collect both existing and future taxes, assessments, fees and charges.

      Article XIIIC requires that all new or increased local taxes be submitted to the electorate before they become effective. Taxes for general governmental purposes require a majority vote and taxes for specific purposes require a two-thirds vote. Further, any general purpose tax which was imposed, extended or increased without voter approval after December 31, 1994 must be approved by a majority vote within two years.

      Article XIIID contains several new provisions making it generally more difficult for local agencies to levy and maintain "assessments" for municipal services and programs. Article XIIID also contains several new provisions affecting "fees" and "charges", defined for purposes of Article XIIID to mean "any levy other than an ad valorem tax, a special tax, or an assessment, imposed by a local government upon a parcel or upon a person as an incident of property ownership, including a user fee or charge for a property related service." All new and existing property related fees and charges must conform to requirements prohibiting, among other things, fees and charges which generate revenues exceeding the funds required to provide the property related service or are used for unrelated purposes. There are new notice, hearing and protest procedures for levying or increasing property related fees and charges, and, except for fees or charges for sewer, water and refuse collection services (or fees for electrical and gas service, which are not treated as "property related" for purposes of
Article XIIID), no property related fee or charge may be imposed or increased without majority approval by the property owners subject to the fee or charge or, at the option of the local agency, two-thirds voter approval by the electorate residing in the affected area.

      In addition to the provisions described above, Article XIIIC removes limitations on the initiative power in matters of local taxes, assessments, fees and charges. Consequently, local voters could, by future initiative, repeal, reduce or prohibit the future imposition or increase of any local tax, assessment, fee or charge. It is unclear how this right of local initiative may be used in cases where taxes or charges have been or will be specifically pledged to secure debt issues.

      The interpretation and application of Proposition 218 will ultimately be determined by the courts with respect to a number of matters, and it is not possible at this time to predict with certainly the outcome of such determinations. Proposition 218 is generally viewed as restricting the fiscal flexibility of local governments, and for this reason, some ratings of California cities and counties have been, and others may be, reduced.

      APPROPRIATIONS LIMITS. The State and its local governments are subject to an annual "appropriations limit" imposed by Article XIIIB of the California Constitution, enacted by the voters in 1979 and significantly amended by Propositions 98 and 111 in 1988 and 1990, respectively. Article XIIIB prohibits the State or any covered local government from spending "appropriations subject to limitation" in excess of the appropriations limit imposed. "Appropriations


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


subject to limitation" are authorizations to spend "proceeds of taxes," which consist of tax revenues and certain other funds, including proceeds from regulatory licenses, user charges or other fees, to the extent that such proceeds exceed the cost of providing the product or service, but "proceeds of taxes" exclude most State subventions to local governments. No limit is imposed on appropriations of funds which are not "proceeds of taxes," such as reasonable user charges or fees, and certain other non-tax funds, including bond proceeds.

      Among the expenditures not included in the Article XIIIB appropriations limit are (1) the debt service cost of bonds issued or authorized prior to January 1, 1979, or subsequently authorized by the voters, (2) appropriations arising from certain emergencies declared by the Governor, (3) appropriations for certain capital outlay projects, (4) appropriations by the State of post-1989 increases in gasoline taxes and vehicle weight fees, and (5) appropriations made in certain cases of emergency.

      The appropriations limit for each year is adjusted annually to reflect changes in cost of living and population, and any transfers of service responsibilities between government units. The definitions for such adjustments were liberalized in 1990 to follow more closely growth in the State's economy.

      "Excess" revenues are measured over a two year cycle. Local governments must return any excess to taxpayers by rate reductions. The State must refund 50 percent of any excess, with the other 50 percent paid to schools and community colleges. With more liberal annual adjustment factors since 1988, and depressed revenues since 1990 because of the recession, few governments are currently operating near their spending limits, but this condition may change over time. Local governments may by voter approval exceed their spending limits for up to four years. During fiscal year 1986-87, State receipts from proceeds of taxes exceeded its appropriations limit by $1.1 billion, which was returned to taxpayers. Since that year, appropriations subject to limitation have been under the State limit. State appropriations were $6.8 billion under the limit for fiscal year 1998-99.

      Because of the complex nature of Articles XIIIA, XIIIB, XIIIC and XIIID of the California Constitution, the ambiguities and possible inconsistencies in their terms, and the impossibility of predicting future appropriations or changes in population and cost of living, and the probability of continuing legal challenges, it is not currently possible to determine fully the impact of these Articles on California Municipal Securities or on the ability of the State or local governments to pay debt service on such California Municipal Securities. It is not possible, at the present time, to predict the outcome of any pending litigation with respect to the ultimate scope, impact or constitutionality of these Articles or the impact of any such determinations upon State agencies or local governments, or upon their ability to pay debt service on their obligations. Further initiatives or legislative changes in laws or the California Constitution may also affect the ability of the State or local issuers to repay their obligations.

OBLIGATIONS OF THE STATE OF CALIFORNIA

      Under the California Constitution, debt service on outstanding general obligation bonds is the second charge to the General Fund after support of the public school system and public institutions of higher education. As of May 1, 1999, the State had outstanding approximately $19.7 billion of long-term general obligation bonds, plus $246 million of general obligation commercial paper which will be refunded by long-term bonds in the future, and $6.6 billion of lease-purchase debt supported by the State General Fund. The State also had about $15.3 billion of authorized and unissued long-term general obligation bonds and lease-purchase debt. In FY 1997-98, debt service on general obligation bonds and lease purchase debt was approximately 4.4 percent of General Fund revenues.

RECENT FINANCIAL RESULTS

      The principal sources of General Fund revenues in 1997-1998 were the California personal income tax (51 percent of total revenues), the sales tax (32 percent), bank and corporation taxes (11 percent), and the gross premium tax on insurance (2 percent). The State maintains a Special Fund for Economic Uncertainties (the "SFEU"), derived from General Fund revenues, as a reserve to meet cash needs of the General Fund, but which is required to be replenished as soon as sufficient revenues are available. Year-end balances in the SFEU are included for financial reporting purposes in the General Fund balance. Because of the recession and an accumulated budget deficit, no reserve was budgeted in the SFEU from 1992-93 to 1995-96.

      Throughout the 1980's, State spending increased rapidly as the State population and economy also grew rapidly, including increased spending for many assistance programs to local governments, which were constrained by Proposition 13 and other laws. The largest State program is assistance to local public school districts. In 1988, an initiative (Proposition 98) was enacted which (subject to suspension by a two-thirds vote of the Legislature and the Governor) guarantees local school districts and community college districts a minimum share of State General Fund revenues (currently about 35 percent).

      RECENT BUDGETS. As a result of the severe economic recession from 1990-94 and other factors, during this period the State experienced substantial revenue shortfalls, and greater than anticipated social service costs. The State accumulated and sustained a budget deficit in the budget reserve, the SFEU, approaching $2.8 billion at its peak at June 30, 1993. The Legislature and Governor responded to these deficits by enacting a series of fiscal steps between FY1991-92 and FY1994-95, including significant cuts in health and welfare and other program expenditures, tax increases, transfers of program responsibilities and some funding sources from the State to local governments, and transfer of about $3.6 billion in annual local property tax revenues primarily from cities and counties to local school districts, thereby reducing State funding for schools.

      A consequence of the accumulated budget deficits in the early 1990's, together with other factors such as disbursement of funds to local school districts "borrowed" from future fiscal years and hence not shown in the annual budget, was to significantly reduce the State's cash resources available to pay its ongoing obligations. The State's cash condition became so serious that from late spring 1992 until 1995, the State had to rely on issuance of short term notes which matured in a subsequent fiscal year to finance its ongoing deficit, and pay current obligations. The last of these deficit notes was repaid in April, 1996.

      The State's financial condition improved markedly in the years from FY1995-96 onward, with a combination of better than expected revenues, slowdown in growth of social welfare programs, and continued spending restraint based on the actions taken in earlier years. The State's cash position also improved, and no external deficit borrowing has occurred over the fiscal year since FY 1994-95.

      The economy grew strongly during these fiscal years, and as a result, the General Fund took in substantially greater tax revenues (around $2.2 billion in 1995-96, $1.6 billion in 1996-97, $2.1 billion in 1997-98, and $1.0 billion in
1998-99) than were initially planned when the budgets were enacted. These additional funds were largely directed to school spending as mandated by Proposition 98, and to make up shortfalls from reduced federal health and welfare aid in 1995-96 and 1996-97. The accumulated budget deficit from the recession years was finally eliminated. The Department of Finance estimates that the State's budget reserve (the SFEU) totaled about $1.8 billion at June 30, 1998 and $1.9 billion at June 30, 1999.

      The growth in General Fund revenues since the end of the recession resulted in significant increases in State funding for local school districts under Proposition 98. From the recession level of about $4,300 per pupil, annual State funding has increased to over $6,000 per pupil in FY 1999-2000. A significant amount of the new moneys have been directed to specific educational reforms, including reduction of class sizes in many grade levels. The improved budget condition also allowed annual increases in support for higher education in the State, permitting increased enrollment and reduction of student fees.

      Part of the 1997-98 Budget Act was completion of State welfare reform legislation to implement the new federal law passed in 1996. The new State program, called "CalWORKs," became effective January 1, 1998, and emphasizes programs to bring aid recipients into the workforce. As required by federal law, new time limits are placed on receipt of welfare aid. Generally, health and welfare costs have been contained even during the recent period of economic recovery, with the first real increases (after inflation) in welfare support levels occurring in 1999-2000.

      FY 1998-99 BUDGET. The FY 1998-99 Budget Act was signed on August 21, 1998. After giving effect to line-item vetoes made by the Governor, the Budget plan resulted in spending of about $57.3 billion for the General Fund and $14.7 billion for Special Funds. The Budget Act assumed General Fund revenues and transfers in FY 1998-99 of $57.0 billion. After enactment of the Budget Act, the Legislature passed a number of additional fiscal bills. Taking these into account, the Administration projected in September, 1998 that the balance in the SFEU at June 30, 1999 would be about $1.2 billion.

      One of the most important elements of the 1998-99 Budget Act was agreement on substantial tax cuts. The largest of these was a phased-in cut in the Vehicle License Fee (an annual tax on the value of cars registered in the State, the "VLF"). Starting on January 1, 1999, the VLF has been reduced by 25 percent. Under pre-existing law, VLF funds are automatically transferred to cities and counties, so the new legislation provided for the General Fund to make up the reductions. If State General Fund revenues continue to grow above certain targeted levels in future years, the cut could reach as much as 67.5 percent by the year 2003. The initial 25 percent VLF cut will be offset by about $500 million in General Fund money in FY 1998-99, and $1 billion annually for future years. Other tax cuts in FY 1998-99 included an increase in the dependent credit exemption for personal income tax filers, restoration of a renter's tax credit for taxpayers, and a variety of business tax relief measures. The total cost of these tax cuts was estimated at $1.4 billion for FY 1998-99.

      The Administration released new projections for the balance of FY 1998-99 on May 14, 1999 as part of the May Revision of the Governor's Proposed Budget for 1999-2000 (the "May Revision"). The May Revision revealed that the State's economy was much stronger in late 1998 and into 1999 than the Administration had thought when it made its first FY 1999-2000 Budget Proposal in January 1999. As a result, the May Revision updated 1998-99 General Fund revenues to be $57.9 billion, almost $1 billion above the original FY 1998-99 estimates, and over $1.6 billion above the Administration's January estimate. Most of the increase is from personal income taxes, reflecting stronger wage employment than previously estimated, and extraordinary growth in capital gain realizations resulting from the stock market's rise. The May Revision projected the SFEU will have a balance of almost $1.9 billion at June 30, 1999.

      Although, as noted, the Administration projected a budget reserve in the SFEU of about $1.9 billion on June 30, 1999, the General Fund fund balance on that date also reflects $1.0 billion of "loans" which the General Fund made to local schools in the recession years, representing cash outlays above the mandatory minimum funding level. Settlement of litigation over these transactions in July 1996 calls for repayment of these loans over the period ending in 2001-02, about equally split between outlays from the General Fund and from schools' entitlements. The 1998-99 Budget Act contained a $300 million appropriation from the General Fund toward this settlement

      FY 1999-2000 BUDGET. The newly elected Governor, Gray Davis, released his proposed FY 1999-00 Budget in January 1999. It projected somewhat lower General Fund revenues than in earlier projections, due to slower economic growth which was expected in late 1998, but totaling an estimated $60.3 billion. The May Revision has sharply increased the revenue estimates, by over $2.7 billion, to a total of almost $63.0 billion, which would represent a 9 percent increase above FY 1998-99. Again, the greatest increase is expected in personal income taxes (about 10 percent year-over-year increase), with more moderate increases in sales taxes (6 percent) and corporate taxes (3 percent).

      The 1999-00 Budget Act was signed on June 29, 1999, only the second time in the decade the budget was in place at the start of the fiscal year. After the Governor used his line-item veto power to reduce expenditures by about $581 million, the final spending plan called for about $63.7 billion of General Fund expenditures, $16.1 billion of Special Fund expenditures, and $1.5 billion in bond funded expenditures. The Governor's final budget actions left the SFEU with an estimated balance of $881 million at June 30, 2000, but the Governor also reduced spending to set aside $300 million for future appropriation for either employee pay raises or potential litigation costs. If not fully used, these "set-aside" funds would increase the SFEU year-end balance.

      The final Budget Act generally provided increased funding for a wide range of programs. Education spending under Proposition 98 received the largest increase (over $2.3 billion above 1998-99), with other significant increases for higher education, health and welfare, natural resources and capital outlay. The budget provides several hundred million dollars in direct new aid to cities and counties. A proposal is being drafted to place a constitutional amendment on the ballot in 2000 to provide more extensive, permanent fiscal relief for local government.

      The final spending plan includes several targeted tax cuts for businesses, totaling under $100 million in 1999-00. The plan also includes a one-time, one-year additional cut of 10 percent in the Vehicle License Fee for calendar year 2000. This cut will cost the General Fund about $500 million in each of 1999-00 and 2000-01 to make up lost funds for local governments. Under the 1998 law, the VLF cut to 35 percent would become permanent in the year 2001 if General Fund revenues reach a certain specified level in 2000-01.

      Although the State's strong economy is producing record revenues to the State government, the State's budget continues to be under stress from mandated spending on education, a rising prison population, and social needs of a growing population with many immigrants. These factors which limit State spending growth also put pressure on local governments. There can be no assurances that, if economic conditions weaken, or other factors intercede, the State will not experience budget gaps in the future.

BOND RATING

      The ratings on California's long-term general obligation bonds were reduced in the early 1990's from "AAA" levels which had existed prior to the recession. After 1996, the three major rating agencies raised their ratings of California's general obligation bonds, which as of July 1, 1999 were assigned ratings of "A+" from Standard & Poor's, "Aa3" from Moody's and "AA-" from Fitch.

      There can be no assurance that such ratings will be maintained in the future. It should be noted that the creditworthiness of obligations issued by local California issuers may be unrelated to creditworthiness of obligations issued by the State of California, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

LEGAL PROCEEDINGS

      The State is involved in certain legal proceedings (described in the State's recent financial statements) that, if decided against the State, may require the State to make significant future expenditures or may substantially impair revenues. Trial courts have recently entered tentative decisions or injunctions which would overturn several parts of the State's recent budget compromises. The matters covered by these lawsuits include reductions in welfare payments and the use of certain cigarette tax funds for health costs. All of these cases are subject to further proceedings and appeals, and if California eventually loses, the final remedies may not have to be implemented in one year.

YEAR 2000 PREPARATIONS

      The State and local governments, along with all other public and private institutions in the nation, face a major challenge to ensure that their computer systems, including microchips embedded into existing machinery, will not fail prior to or at the January 1, 2000 date which may not be recognized properly by software utilizing only two digits to identify a year. The new State Administration has placed a very high priority on "Year 2000" remediation and contingency planning. The State has a Department of Information Technology ("DOIT") which coordinates activities, provides technical assistance to State agencies and local governments, and reports on the status of remediation efforts by over 100 State departments and agencies.

      DOIT has reported that, as of early 1999, 372 of 564 "mission critical" systems in State government had been remediated (although final testing was still going on in some cases). Of the balance, 54 were being retired and 138 were in process. DOIT does not report on all State agencies. In addition to hardware and software changes, agencies are preparing business contingency plans in case of computer problems at 1/1/2000, and are actively coordinating with outside agencies, vendors, contractors and others with whom computer data is shared. The State Treasurer and State Controller, responsible for State fiscal controls and debt service payments, have reported they were fully remediated by December 31, 1998 and are spending the 1999 year in testing and confirmation of their systems.

      The State has expended and plans to spend many hundreds of millions of dollars on Year 2000 projects of all sorts, and has set aside several tens of millions of dollars in contingency funds to support late-coming needs. There is no survey of local government costs, or the overall status of their activities. It is likely that larger government agencies are better prepared at this time than smaller ones. Both the State and local governments are preparing emergency plans for Year 2000 computer difficulties similar to their normal planning for natural emergencies, such as floods or earthquakes.

OBLIGATIONS OF OTHER ISSUERS

      OTHER ISSUERS OF CALIFORNIA MUNICIPAL SECURITIES. There are a number of State agencies, instrumentalities and political subdivisions of the State that issue Municipal Securities, some of which may be conduit revenue obligations payable from payments from private borrowers. These entities are subject to various economic risks and uncertainties, and the credit quality of the securities issued by them may vary considerably from the credit quality of obligations backed by the full faith and credit of the State.

      STATE ASSISTANCE. Property tax revenues received by local governments declined more than 50 percent following passage of Proposition 13. Subsequently, the California Legislature enacted measures to provide for the redistribution of the State's General Fund surplus to local agencies, the reallocation of certain State revenues to local agencies and the assumption of certain governmental functions by the State to assist municipal issuers to raise revenues. Total local assistance from the State's General Fund was budgeted at approximately 75 percent of General Fund expenditures in recent years, including the effect of implementing reductions in certain aid programs. To reduce State General Fund support for school districts, the 1992-93 and 1993-94 Budget Acts caused local governments to transfer $3.9 billion of property tax revenues to school districts, representing loss of the post-Proposition 13 "bailout" aid. Local governments have in return received greater revenues and greater flexibility to operate health and welfare programs. However, except for agreement in 1997 on a new program for the State to substantially take over funding for local trial courts (saving cities and counties some $400 million annually), there has been no large-scale reversal of the property tax shift to help local government.

      To the extent the State should be constrained by its Article XIIIB appropriations limit, or its obligation to conform to Proposition 98, or other fiscal considerations, the absolute level, or the rate of growth, of State assistance to local governments may continue to be reduced. Any such reductions in State aid could compound the serious fiscal constraints already experienced by many local governments, particularly counties. Los Angeles County, the largest in the State, was forced to make significant cuts in services and personnel, particularly in the health care system, in order to balance its budget in FY1995-96 and FY1996-97. Orange County, which emerged from Federal Bankruptcy Court protection in June 1996, has significantly reduced county services and personnel, and faces strict financial conditions following large investment fund losses in 1994 which resulted in bankruptcy.

      Counties and cities may face further budgetary pressures as a result of changes in welfare and public assistance programs, which were enacted in August, 1997 in order to comply with the federal welfare reform law. Generally, counties play a large role in the new system, and are given substantial flexibility to develop and administer programs to bring aid recipients into the workforce. Counties are also given financial incentives if either at the county or statewide level, the "Welfare-to-Work" programs exceed minimum targets; counties are also subject to financial penalties for failure to meet such targets. Counties remain responsible to provide "general assistance" for able-bodied indigents who are ineligible for other welfare programs. The long-term financial impact of the new CalWORKs system on local governments is still unknown.

      ASSESSMENT BONDS. California Municipal Securities which are assessment bonds may be adversely affected by a general decline in real estate values or a slowdown in real estate sales activity. In many cases, such bonds are secured by land which is undeveloped at the time of issuance but anticipated to be developed within a few years after issuance. In the event of such reduction or slowdown, such development may not occur or may be delayed, thereby increasing the risk of a default on the bonds. Because the special assessments or taxes securing these bonds are not the personal liability of the owners of the property assessed, the lien on the property is the only security for the bonds. Moreover, in most cases the issuer of these bonds is not required to make payments on the bonds in the event of delinquency in the payment of assessments or taxes, except from amounts, if any, in a reserve fund established for the bonds.

      CALIFORNIA  LONG  TERM  LEASE  OBLIGATIONS.  Based  on a  series  of court decisions, certain long-term lease obligations, though typically payable from the general fund of the State or a municipality, are not considered "indebtedness" requiring voter approval. Such leases, however, are subject to "abatement" in the event the facility being leased is unavailable for beneficial use and occupancy by the municipality during the term of the lease. Abatement is not a default, and there may be no remedies available to the holders of the certificates evidencing the lease obligation in the event abatement occurs. The most common cases of abatement are failure to complete construction of the facility before the end of the period during which lease payments have been capitalized and uninsured casualty losses to the facility (E.G., due to earthquake). In the event abatement occurs with respect to a lease obligation, lease payments may be interrupted (if all available insurance proceeds and reserves are exhausted) and the certificates may not be paid when due. Although litigation is brought from time to time which challenges the constitutionality of such lease arrangements, the California Supreme Court issued a ruling in August, 1998 which reconfirmed the legality of these financing methods.

OTHER CONSIDERATIONS

      The repayment of industrial development securities secured by real property may be affected by California laws limiting foreclosure rights of creditors. Securities backed by health care and hospital revenues may be affected by changes in State regulations governing cost reimbursements to health care providers under Medi-Cal (the State's Medicaid program), including risks related to the policy of awarding exclusive contracts to certain hospitals.

      Limitations on AD VALOREM property taxes may particularly affect "tax allocation" bonds issued by California redevelopment agencies. Such bonds are secured solely by the increase in assessed valuation of a redevelopment project area after the start of redevelopment activity. In the event that assessed values in the redevelopment project decline (E.G., because of a major natural disaster such as an earthquake), the tax increment revenue may be insufficient to make principal and interest payments on these bonds. Both Moody's and S&P suspended ratings on California tax allocation bonds after the enactment of Articles XIIIA and XIIIB, and only resumed such ratings on a selective basis.

      Proposition 87, approved by California voters in 1988, requires that all revenues produced by a tax rate increase go directly to the taxing entity which increased such tax rate to repay that entity's general obligation indebtedness. As a result, redevelopment agencies (which, typically, are the issuers of tax allocation securities) no longer receive an increase in tax increment when taxes on property in the project area are increased to repay voter-approved bonded indebtedness.

      The effect of these various constitutional and statutory changes upon the ability of California municipal securities issuers to pay interest and principal on their obligations remains unclear. Furthermore, other measures affecting the taxing or spending authority of California or its political subdivisions may be approved or enacted in the future. Legislation has been or may be introduced which would modify existing taxes or other revenue-raising measures or which either would further limit or, alternatively, would increase the abilities of state and local governments to impose new taxes or increase existing taxes. It is not possible, at present, to predict the extent to which any such legislation will be enacted. Nor is it possible, at present, to determine the impact of any such legislation on California Municipal Securities in which the Fund may invest, future allocations of state revenues to local governments or the abilities of state or local governments to pay the interest on, or repay the principal of, such California Municipal Securities.

      Substantially all of California is within an active geologic region subject to major seismic activity. Northern California in 1989 and Southern California in 1994 experienced major earthquakes causing billions of dollars in damages. The federal government provided more than $13 billion in aid for both earthquakes, and neither event is expected to have any long-term negative economic impact. Any California Municipal Obligation in the Fund could be affected by an interruption of revenues because of damaged facilities, or, consequently, income tax deductions for casualty losses or property tax assessment reductions. Compensatory financial assistance could be constrained by the inability of (i) an issuer to have obtained earthquake insurance coverage rates; (ii) an insurer to perform on its contracts of insurance in the event of widespread losses; or (iii) the federal or State government to appropriate sufficient funds within their respective budget limitations.

SPECIAL CONSIDERATIONS RELATING TO NEW JERSEY MUNICIPAL SECURITIES

      The financial condition of the State of New Jersey, its public authorities (the "Authorities") and its local governments, could affect the market values and marketability of, and therefore the net asset value per share and the interest income of New Jersey Municipal Money Fund, or result in the default of existing obligations, including obligations which may be held by the Fund. The following section provides only a brief summary of the complex factors affecting the financial situation in New Jersey and is based on information obtained from New Jersey, certain of its Authorities and certain other localities, as publicly available on the date of this SAI. The information contained in such publicly available documents has not been independently verified. It should be noted that the creditworthiness of obligations issued by local issuers may be unrelated to the creditworthiness of New Jersey, and that there is no obligation on the part of New Jersey to make payment on such local obligations in the event of default in the absence of a specific guarantee or pledge provided by New Jersey.

ECONOMIC FACTORS

      New Jersey is the ninth largest state in population and the fifth smallest in land area. With an average of 1,075 people per square mile, it is the most densely populated of all the states. The State's economic base is diversified, consisting of a variety of manufacturing, construction and service industries, supplemented by rural areas with selective commercial agriculture. The extensive facilities of the Port Authority of New York and New Jersey, the Delaware River Port Authority and the South Jersey Port Corporation across the Delaware River from Philadelphia augment the air, land and water transportation complex which has influenced much of the State's economy. The State's central location in the northeastern corridor, the transportation and port facilities and proximity to New York City make the State an attractive location for corporate headquarters and international business offices. According to the United States Bureau of the Census and the Department of Labor, the population of New Jersey was 7,170,000 in 1970, 7,365,000 in 1980, 7,730,000 in 1990 and 8,053,000 in 1997.
Historically, New Jersey's average per capita income has been well above the national average, and in 1997 the State ranked second among the states in per capita personal income ($32,233).

      While New Jersey's economy continued to expand during the late 1980s, the level of growth slowed considerably after 1987. By the beginning of the national recession in July 1990 (according to the National Bureau of Economic Research), construction activity had already been declining in New Jersey for nearly two years, growth had tapered off markedly in the service sectors and the long-term downward trend of factory employment had accelerated, partly because of a leveling off of industrial demand nationally. The onset of recession caused an acceleration of New Jersey's job losses in construction and manufacturing, as well as an employment downturn in such previously growing sectors as wholesale trade, retail trade, finance, utilities and trucking and warehousing. The net effect was a decline in the State's total nonfarm wage and salary employment, according to the U.S. Dept. of Labor, from a peak of 3.69 million in 1989 to a low of 3.46 million in 1992. This low has been followed by an employment gain, reaching 3.72 million at year-end 1997. The New Jersey Department of Labor reports that employment growth continued at 2.1 percent in 1998, to 3.82 million.

      The annual  average  jobless rate has fallen from 8.5 percent in 1992,  to
6.2 percent in 1996, to 5.1 percent in 1997, reaching 4.8 percent in 1998. In November 1998, the State's unemployment level of 184,000 and its unemployment rate of 4.5 percent were the lowest since the first calendar quarter of 1990.

      The New Jersey Department of Labor reports that from January 1998 to January 1999, on a seasonally adjusted basis, private nonfarm employment climbed to 3.26 million, an increase of 58,200 or 1.8 percent. Nongovernment services employment increased to 2.64 million, an increase of 64,400 or 2.5 percent. Manufacturing declined to 474,600, a reduction of 10,000 or slightly less than one percent.

      The U.S. Department of Labor reports that non-manufacturing employment has increased 4.1 percent over the ten-year period 1987-97 and comprises 88.5 percent of employment in New Jersey at year-end 1997. Total non-manufacturing employment, including contract construction, was 3.576 million in 1987, 3.458 million in 1992, and 3.724 million in 1997.

      Conditions have slowly improved in the construction industry, where employment has risen by 21,100 since its low in May 1992. Between 1992 and 1996, this sector's hiring rebound was driven primarily by increased homebuilding and nonresidential projects. During 1996 and early 1997, public works projects and homebuilding became the growth segments while nonresidential construction lessened but remained positive. Construction employment, after falling from 163,400 in 1987 to 110,200 in 1992, has recovered to a level of 131,300 in 1997.

      In the manufacturing sector, employment losses have continued during the past ten years. Total manufacturing employment in New Jersey was 672,200 in 1987, 530,400 in 1992, and 482,100 in 1997, a ten-year reduction of 28 percent. Manufacturing employment comprised 11.5 percent of employment in 1997. Manufacturing durable goods employment is down 38 percent over the ten years, while non-durable goods employment is down 20 percent.

      Total  employment in New Jersey has changed from 4.248 million in 1987, to
3.988 million in 1992, to 4.207 million in 1997. Looking forward, the New Jersey Department of Labor projects that the State's non-farm employment growth will occur almost exclusively in the service industries, such as transportation, communications, utilities, wholesale and retail trade, financial services, insurance, real estate and public education. The State projects continuing slow decline in manufactured goods employment.

STATE FINANCES

      The State operates on a fiscal year beginning July 1 and ending June 30. For example, "Fiscal Year 2000" refers to the State's fiscal year beginning July 1, 1999 and ending June 30, 2000.

      The General Fund is the fund into which all State revenues not otherwise restricted by statute are deposited and from which appropriations are made. The largest part of the total financial operations of the State is accounted for in the General Fund. Revenues received from taxes and unrestricted by statute, most federal revenue and certain miscellaneous revenue items are recorded in the General Fund. The appropriations act provides the basic framework for the operation of the General Fund. Undesignated Fund Balances are available for appropriation in succeeding fiscal years. There have been positive Undesignated Fund Balances in the General Fund at the end of each year since the State Constitution was adopted in 1947. The estimates for Fiscal Year 1999 and Fiscal Year 2000 reflect the amounts contained in the Governor's Fiscal Year 2000 Budget Message delivered on January 25, 1999.

      Actual General Fund balances in Fiscal Years 1997 and 1998 were $280.5 million and $228.3 million, respectively, and for Fiscal Years 1999 and 2000, they are projected to be $311.3 million and $112.9 million. Total Undesignated Fund balances in Fiscal Years 1997 and 1998 were $1,107.9 million and $1,257.3 million, respectively, and for Fiscal Years 1999 and 2000 they are projected to be $1,051.5 million and $750.1 million.

      In July 1991, S&P lowered the State's general obligation bond rating from AAA to AA.

      The State sold $2.75 billion in taxable bonds in 1997 to balance the budget and finance an underfunded pension fund. The source of revenue for these bonds depends on annual State appropriations.

FISCAL YEARS 1999 AND 2000 STATE REVENUE ESTIMATES

      The January 1999 estimate of total fiscal year 1999 revenue is $18 billion. The three largest taxes, Gross Income, Sales and Use, and Corporation Business, account for 70 percent of total revenues.

      SALES AND USE TAX. The revised estimate forecasts Sales and Use tax collections for Fiscal Year 1999 as $5.02 billion, a 6.25 percent increase from the Fiscal Year 1998 revenue. The Fiscal Year 2000 estimate of $5.26 billion, is a 4.8 percent increase from the Fiscal Year 1999 estimate.

      GROSS INCOME TAX. The revised estimate forecasts Gross Income Tax collections for Fiscal Year 1999 of $6.1 billion, a 5.5 percent increase from Fiscal Year 1998. The Fiscal Year 2000 estimate of $6.5 billion is a 6.8 percent increase from the Fiscal Year 1999 estimate. Included in the Fiscal Year 1999 estimate and the Fiscal Year 2000 estimate is the second year of a property tax deduction, to be phased in over a three-year period, permitting a deduction by resident taxpayers against gross income tax of a percentage of their property taxes.

      CORPORATION BUSINESS TAX. The revised estimate forecasts Corporation Business Tax collection for Fiscal Year 1999 as $1.5 billion, a 20 percent increase from Fiscal Year 1998 revenue. The Fiscal Year 2000 estimate of $1.6 billion, is a 5.3 percent increase from the Fiscal Year 1999 estimate.

      GENERAL CONSIDERATIONS. Estimated receipts from State taxes and revenues, including the three principal taxes set forth above, are forecasts based on the best information available at the time of such forecasts. Changes in economic activity in the State and the nation, consumption of durable goods, corporate financial performance and other factors that are difficult to predict may result in actual collections being more or less than forecasted.

      Should revenues be less than the amount anticipated in the budget for a fiscal year, the Governor may, pursuant to statutory authority, prevent any expenditure under any appropriation. There are additional means by which the Governor may ensure that the State is operated efficiently and does not incur a deficit. No supplemental appropriation may be enacted after adoption of an appropriations act except where there are sufficient revenues on hand or anticipated, as certified by the Governor, to meet such appropriation. In the past when actual revenues have been less than the amount anticipated in the budget, the Governor has exercised her plenary powers leading to, among other actions, implementation of a hiring freeze for all State departments and the discontinuation of programs for which appropriations were budgeted but not yet spent. Under the State Constitution, no general appropriations law or other law appropriating money for any State purpose may be enacted if the amount of money appropriated therein, together with all other prior appropriations made for the same fiscal year, exceeds the total amount of revenue on hand and anticipated to be available for such fiscal year, as certified by the Governor.

YEAR 2000 COMPLIANCE

      The State of New Jersey is currently addressing Year 2000 ("Y2K") data processing compliance issues. As of January, 1999, the Office of Information Technology reports that approximately 75 percent of centrally maintained State systems are complete; departmental systems are in varying stages of remediation, and all systems are expected to be completed and tested prior to the beginning of the year 2000.

SPECIAL CONSIDERATIONS RELATING TO NEW YORK MUNICIPAL SECURITIES

      The financial condition of the State of New York ("New York State" or the "State"), its public authorities and public benefit corporations (the "Authorities") and its local governments, particularly The City of New York (the "City"), could affect the market values and marketability of, and therefore the net asset value per share and the interest income of Tax-Free Fund or New York Municipal Money Fund, or result in the default of existing obligations, including obligations which may be held by a fund. The following section provides only a brief summary of the complex factors affecting the financial situation in New York and is based on information obtained from New York State, certain of its Authorities, the City and certain other localities as publicly available on the date of this SAI. The information contained in such publicly available documents has not been independently verified. It should be noted that the creditworthiness of obligations issued by local issuers may be unrelated to the creditworthiness of New York State, and that there is no obligation on the part of New York State to make payment on such local obligations in the event of default in the absence of a specific guarantee or pledge provided by New York State.

ECONOMIC FACTORS

      New York is the third most populous state in the nation and has a relatively high level of personal wealth. The State's economy is diverse, with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment, and a very small share of the nation's farming and mining activity. The State's location and its excellent air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, New York has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries.

      Both the State and the City experienced substantial revenue increases in the mid-1980s and late 1990s attributable directly (corporate income and financial corporations taxes) and indirectly (personal income and a variety of other taxes) to growth in new jobs, rising profits and capital appreciation derived from the finance sector of the City's economy. Economic activity in the City has experienced periods of growth and recession and can be expected to experience periods of growth and recession in the future. In recent years, the City has experienced increases in employment. Real per capita personal income (I.E., per capita personal income adjusted for the effects of inflation and the differential in living costs) has generally experienced fewer fluctuations than employment in the City. Although the City periodically experienced declines in real per capita personal income between 1969 and 1981, real per capita personal income in the City has generally increased from the mid-1980s until the present. In nearly all of the years between 1969 and 1988 the City experienced strong increases in retail sales. However, from 1989 to 1993, the City experienced a weak period of retail sales. Since 1994, the City has returned to a period of growth in retail sales. Overall, the City's economic improvement continued strongly into fiscal year 1999. Much of the increase can be traced to the performance of the securities industry, but the City's economy also produced gains in the retail trade sector, the hotel and tourism industry, and business services, with private sector employment higher than previously forecasted. The City's current Financial Plan assumes that, after strong growth in 1998-1999, moderate economic growth will exist through calendar year 2003, with moderating job growth and wage increases. However, there can be no assurance that the economic projections assumed in the Financial Plan will occur or that the tax revenues projected in the Financial Plan to be received will be received in the amounts anticipated. Additionally, the securities industry is more important to the New York economy than the national economy, potentially amplifying the impact of downturn. In 1997, the finance, insurance and real estate sector accounted for 19.5 percent of nonfarm labor and proprietors' income statewide, compared to 8.5 percent nationwide.

      During the calendar years 1987 through 1998, the State's rate of economic expansion was somewhat slower than that of the nation as a whole. In the 1990-1991 national recession, the economy of the Northeast region in general and the State in particular was more heavily damaged than that of the rest of the nation and has been slower to recover. The total employment growth rate in the State has been below the national average since 1987.

      The national economy has maintained a robust rate of growth during the past six quarters as the expansion, which is well into its ninth year, continues. The national expansion, if it continues through February 2000, will be the longest on record. Since early 1992, approximately 19 million jobs have been added nationally. Output growth has averaged 3.2 percent over this period, essentially the same as the 3.3 percent average annual growth during the post-World War II period. The State economy has also continued to expand, with over 600,000 jobs added since late 1992. Employment growth has been slower than in the nation during this period, although the State's relative performance has improved in the last two years. Growth in average wages in New York has generally outperformed the nation, while growth in personal income per capita has kept pace with the nation.

      The seasonally adjusted unemployment rate in New York was 5.6 percent in 1998 (compared to 6.4 percent one year earlier). From 1997 to 1998, the number of nonfarm jobs increased by 160,900 or 2.0 percent, and the number of private sector jobs increased by 142,900 or 2.1 percent.

      The State has released information regarding the national and state economic activity in its Interim Annual Information Statement of the State of New York, dated July 29, 1999 (the "Annual Information Statement'). At the State level, the Annual Information Statement projects continued expansion during the 1999 calendar year, with employment growth gradually slowing as the year progresses. The financial and business service sectors are expected to continue to do well, while employment in the manufacturing and government sectors are expected to post only small, if any, declines. On an average annual basis, the employment growth rate in the State is expected to decline slightly from 1998. Personal income is expected to record moderate gains in 1999. Wage growth in 1999 is expected to be slower than in the previous year as the recent robust growth in bonus payments moderates.

FISCAL YEAR 1999-2000

      The State has not yet adopted a budget for the 1999-2000 fiscal year, which began on April 1, 1999.

      On January 27, 1999, the State issued its proposed 1999-2000 Financial Plan in conjunction with the release of the Governor's Executive Budget. On February 12, 1999, the State issued a revised cash-basis Financial Plan for the 1999-2000 fiscal year that reflected the Governor's amendments to his 1999-2000 Executive Budget. The proposed 1999-2000 Financial Plan (as amended) projects total General Fund receipts and transfers from other funds of $38.81 billion, and projects total disbursements and transfers to other funds of $37.14 billion. The State's projected closing General Fund balance is $2.47 billion. The closing balance is comprised of $1.79 billion that the Governor is proposing to set aside as a tax reduction reserve, $473 million in the Tax Stabilization Reserve Fund, $100 million in the Contingency Reserve Fund (an amount that subsequently increased to $107 million as a result of a deposit at the end of the 1998-99 fiscal year), and $100 million in a reserve for possible collective bargaining costs in 1999-2000.

      On March 10, 1999, the Legislature and the Governor conducted a consensus economic and revenue forecasting process as required under law. As part of the consensus revenue forecasting process, the Division of the Budget updated the economic forecast upon which receipts estimates are based.

      As a result of these revisions to the national and State economic forecasts, the Division of the Budget revised its estimate of receipts for 1999-2000 to include an additional $150 million in receipts. A complete revision to the State's economic forecast and receipts estimate will accompany the enacted budget and the 1999-2000 State Financial Plan. The State expects to produce and issue an Annual Information Statement upon enactment of a budget for the 1999-2000 fiscal year.

      Personal income tax collections for 1999-2000 are projected to reach $22.88 billion, or $2.80 billion above the reported 1998-99 collection total. This increase is due in part to refund reserve transactions which serve to shift receipts of $1.79 billion into 1999-2000 from the year earlier. Collections also benefit from the estimated increase in income tax liability of 13.5 percent in 1998 and 5.3 percent in 1999. The large increases in liability in recent years have been supported by the continued surge in taxable capital gains realizations, activity related at least partially to changes in federal tax treatment of such income. The State expects the growth in capital gains income to plateau in 1999. Growth in 1999-2000 personal income tax receipts is partially offset by the diversion of such receipts into the School Tax Relief Fund, which finances the STAR tax reduction program. For 1999-2000, $1.22 billion is expected to be deposited into this fund, an increase of $638 billion.

      Business tax receipts are expected to total $4.56 billion in 1999-2000, $299 million below the 1998-99 estimated result, caused by tax reductions already scheduled in law and slower growth in the underlying tax base. Receipts from user taxes and fees are projected to total $7.17 billion, a decrease of $17 million from the current year, reflecting the incremental effects of already-enacted tax reductions and the diversion of $30 million of additional motor vehicle registration fees to the Dedicated Highway and Bridge Trust Fund. Other tax receipts are projected to total $980 million, $148 million below 1998-99. Total miscellaneous receipts are projected to reach $1.28 billion, down almost $228 million from 1998-99.

      General Fund disbursements in 1999-2000, including transfers to support capital projects, debt service and other funds are estimated at $37.14 billion. This represents an increase of $655 million from 1998-99. Grants to local governments constitute approximately 67 percent of all General Fund spending, and include financial assistance to local governments and not-for-profit corporations, as well as entitlement benefits to individuals. The 1999-2000

Financial Plan projects spending of $24.84 billion in this category, an increase of $15 million over the prior year.

      The economic and financial condition of the State may be affected by various financial, social, economic and political factors. These factors can be very complex, may vary from fiscal year to fiscal year, and are frequently the result of actions taken not only by the State and its agencies and instrumentalities, but also by entities, such as the federal government, that are not under the control of the State. Because of the uncertainty and unpredictability of these factors, their impact cannot, as a practical matter, be included in the assumptions underlying the State's projections at this time. As a result, there can be no assurance that the State economy will not experience results in the current fiscal year that are worse than predicted, with corresponding material and adverse effects on the State's projections of receipts and disbursements.

      The State Financial Plan is based upon forecasts of national and State economic activity developed through both internal analysis and review of State and national economic forecasts prepared by commercial forecasting services and other public and private forecasters. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and the State economies, including consumer attitudes toward spending, the extent of corporate and governmental restructuring, the condition of the financial sector, federal fiscal and monetary policies, the level of interest rates, and the condition of the world economy, which could have an adverse effect on the State's projections of receipts and disbursements.

      Many complex political, social and economic forces influence the State's economy and finances, which may in turn affect the State's Financial Plan. These forces may affect the State unpredictably from fiscal year to fiscal year and are influenced by governments, institutions, and organizations that are not subject to the State's control. Because of the uncertainty and unpredictability of changes in these factors, their impact cannot be fully included in the assumptions underlying the State's projections.

      An additional risk to the State Financial Plan arises from the potential impact of certain litigation and of federal disallowances now pending against the State, which could adversely affect the States projections of receipts and disbursements. The State Financial Plan assumes no significant litigation or federal disallowance or other federal actions that could affect State finances, but has significant reserves in the event of such an action.

      Owing to the factors mentioned above and other factors, the State may, in future years, face substantial potential budget gaps resulting from a significant disparity between tax revenues projected from a lower recurring receipts base and the future costs of maintaining State programs at current levels.

FISCAL YEAR 1998-99

      REVENUE BASE. The State's principal revenue sources are economically sensitive, and include the personal income tax, user taxes and fees and business taxes. The General Fund receipts (including transfers from other funds) for fiscal year 1998-99 totaled of $36.74 billion, an increase of almost $1.2 billion from the $34.55 billion recorded in 1997-98.

      The transfer of a portion of the surplus recorded in 1997-98 to 1998-99 exaggerates the `real' growth in State receipts from year to year by depressing reported 1997-98 figures and inflating 1998-99 projections. Conversely, the incremental cost of tax reductions newly effective in 1998-99 and the impact of statutes earmarking certain tax receipts to other funds work to depress apparent growth below the underlying growth in receipts attributable to expansion of the State's economy.

      The Personal Income Tax is imposed on the income of individuals, estates and trusts and is based on federal definitions of income and deductions with certain modifications. This tax continues to account for over half of the State's General Fund receipts base. Net personal income tax collections reached $20.08 billion, nearly $2.3 billion above the reported 1997-98 collection total. Since 1997 represented the completion of the 20 percent income tax reduction program enacted in 1995, growth from 1997 to 1998 was unaffected by major income tax reductions. Adding to the projected annual growth is the net impact of the transfer of the surplus from 1997-98 to the current year which affects reported collections by over $2.4 billion on a year-over-year basis, as partially offset by the diversion of slightly over $700 million in income tax receipts to the STAR fund (the School Tax Relief Program) to finance the initial year of the school tax reduction program. The STAR program was enacted in 1997 to increase the State share of school funding and reduce residential school taxes.

      User taxes and fees are comprised of three quarters of the State four percent sales and use tax (the balance, one percent, flows to support Local Government Assistance Corporation ("LGAC") debt service requirements), cigarette, alcoholic beverage, container and auto rental taxes, and a portion of the motor fuel excise levies. Also included in this category are receipts from the motor vehicle registration fees and alcoholic beverage license fees. A portion of the motor fuel tax and motor vehicle registration fees and all of the highway use tax are earmarked for dedicated transportation funds.

      Receipts from user taxes and fees receipts are projected to total $7.24 billion, an increase of $19 million from reported collections in the prior year. The growth in yield of the sales tax in 1998-99, after adjusting for tax law and other changes, is projected at 4.7 percent. The yields of most of the excise taxes in this category show a long-term declining trend, particularly cigarette and alcoholic beverage taxes. These declines are exacerbated by revenue losses from scheduled and newly enacted tax reductions, and by an increase in earmarking of motor vehicle registration fees to the Dedicated Highway and Bridge Trust Fund.

      Business taxes include franchise taxes based generally on net income of general business, bank and insurance corporations, as well as gross receipt taxes on utilities and galling-based petroleum business taxes.

      Total business tax collections in 1998-99 are $4.86 billion, $190 million less than received in the prior fiscal year. The category includes receipts from the largely income-based levies on general business corporations, banks and insurance companies, gross receipts taxes on energy and telecommunication service providers and a per-gallon imposition on petroleum business.

      Other taxes include estate, gift and real estate transfer taxes, a pari-mutuel tax and other minor levies. They totaled $1.14 billion -- $44 million above last year's amount.

      Miscellaneous receipts include investment income, abandoned property receipts, medical provider assessments, minor federal grants, receipts from public authorities, and certain other license and fee revenues. Total miscellaneous receipts are projected to reach $1.51 billion, down almost $100 million from the prior year.

      Transfers from other funds to the General Fund consist primarily of tax revenues in excess of debt service requirements, particularly the one percent sales tax used to support payments to LGAC. Transfers from other funds totaled $1.9 billion, or $100 million less than total receipts from this category during 1997-98. Total transfers of sales taxes in excess of LGAC debt service requirements increased by approximately $71 million, while transfers from all other funds fell by $271 million, primarily reflecting the absence, in 1998-1999, of a one-time transfer of nearly $200 million for retroactive reimbursement of certain social services claims from the federal government.

      STATE DEBT. The State's 1999-2000 borrowing plan projects issuances of $235 million in general obligation bonds (including $140 million for purposes of redeeming outstanding BANs) and $140 million in general obligation commercial paper. The State is expected to issue $366 million in Certificates of Participation to finance equipment purchases during 1999-2000 fiscal year. Borrowings by public authorities pursuant to lease-purchase and contractual-obligation financings for capital programs of the State are projected to total approximately $2.63 billion, including costs of issuance in 1999-2000.

      OUTYEAR PROJECTIONS OF RECEIPTS AND DISBURSEMENTS. The 1999-2000 Executive Budget projects General Fund disbursements of $38.19 billion in 2000-01 and $39.97 billion in 2001-02.

      State law requires the Governor to propose a balanced budget each year. In recent years, the State has closed projected budget gaps of $5.0 billion (1995-96), $3.9 billion (1996-97) and $2.3 billion (1997-98). The State, as a part of the 1999-2000 Executive Budget projections, projects a 1999-2000 General

Fund budget gap of approximately $1.14 billion in 2000-01 and $2.07 billion in 2001-02. The budget gaps are projected after making the use of $593 million in 2000-01 and $1.2 billion in 2001-02 from the 1998-99 tax reduction reserve.

      Sustained growth in the State's economy could contribute to closing projected budget gaps over the next several years, both in terms of higher-than-projected tax receipts and in lower-than-expected entitlement spending. The State does not expect that past rates of growth will be sustained. The State's projections in 1999-2000 currently assume actions to achieve $600 million in lower disbursements and $250 million in additional receipts from the settlement of State claims against the tobacco industry The State expects that the 1999-2000 Financial Plan will achieve savings from initiatives by State agencies to deliver services more efficiently, unspecified annual spending efficiencies, workforce management efforts, maximization of federal and non-General Fund spending offsets, and other actions necessary to bring projected disbursements and receipts into balance.

      The STAR program, which dedicates a portion of personal income tax receipts to fund school tax reductions, has a significant impact on General Fund receipts. STAR is projected to reduce personal income tax revenues available to the General Fund by an estimated $1.3 billion in 2000-01. Measured from the 1998-99 base, scheduled reductions to estate and gift, sales and other taxes, reflecting tax cuts enacted in 1997-98 and 1998-99, will lower General Fund taxes and fees by an estimated $1.8 billion in 2000-01.

YEAR 2000 COMPLIANCE

      New York State is currently addressing Year 2000 ("Y2K") data processing compliance issues. As of June 1999, the State had completed 87 percent of overall compliance efforts on the high-priority systems; 236 systems are now Year 2000 compliant; and over 98 percent of the overall compliance effort for its mission-critical systems. The State has procured independent validation and verification services from a qualified vendor to perform an automated review of code that has been fixed and a testing review process for all mission-critical systems which is scheduled to be completed by September, 1999.

      While the State is taking what it believes to be appropriate action to address Year 2000 compliance, there can be no guarantee that all of the State's systems and equipment will be Year 2000 compliant and that there will not be an adverse impact upon State operations or finances as a result. Since Year 2000 compliance by outside parties is beyond the State's control to remediate, the failure of outside parties to achieve Year 2000 compliance could have an adverse impact on State operations or finances as well.

LABOR COSTS

      The State government workforce is mostly unionized, subject to the Taylor Law which authorizes collective bargaining and prohibits (but has not, historically, prevented) strikes and work slowdowns. Many of the labor contracts expired in the spring of 1999.

      The State and the United University Professionals (UUP) union have reached a tentative agreement on a new four-year labor contract. The State is continuing negotiations with other unions representing State employees, the largest of which is the Civil Service Employees Association (CSEA). CSEA previously failed to ratify a tentative agreement on a new four-year contract earlier in 1999. While the 1999-2000 Executive Budget has reserved $100 million for possible collective bargaining agreements, no similar reserves are contained in the current out year projections to cover the recurring costs of any new agreements. The outyear gaps outlined above are likely to increase as a result of new collective bargaining agreements and legislative action on the 1999-2000 Executive Budget.

      The New York State and Local Retirement Systems (the Systems) provide coverage for public employees of the State and its localities (except employees of New York City and teachers, who are covered by separate plans). Net assets available for benefits of the systems have increased to $112.7 billion million in March, 1999. Under the funding method used by the Systems, the net assets, plus future actuarially determined contributions, are expected to be sufficient to pay for the anticipated benefits of current members, retirees and beneficiaries.

      Between 1994-95 and 1996-97, the State's workforce was reduced by about 20,000 positions, with levels stabilized in the last two fiscal years. The workforce is projected to remain at approximately 191,000 persons in 1999-2000.

PUBLIC ASSISTANCE

      Spending on welfare is projected in the 1999-2000 fiscal year at $1.49 billion, a decline of 2.7 percent from the prior year. Since 1994-95, State spending on welfare has fallen by more than 25 percent, driven by significant welfare changes initiated at the Federal and State levels and a large, steady decline in the number of people receiving benefits. The State does not forecast further significant reductions in this spending category.

      Federal law enacted in 1996 abolished the federal Aid to Families with Dependent Children program (AFDC) and created a new Temporary Assistance to Needy Families with Dependent Children program (TANF) funded with a fixed federal block grant to states. The law also imposes (with certain exceptions) a five-year durational limit on TANF recipients, requires that virtually all recipients be engaged in work or community service activities within two years of receiving benefits, and limits assistance provided to certain immigrants and other classes of individuals.

      Local assistance spending by the State for Children and Families Services is projected at $864 million in 1999-2000, a reduction of 4.7 percent from the year earlier. The decline in General Fund spending is offset by higher spending on child care and child welfare services from federal TANF funds.

MEDICAID

      New York participates in the federal Medicaid program under a state plan approved by the Health Care Financing Administration. The federal government provides a substantial portion of eligible program costs, with the remainder shared by the State and its counties (including the City). Basic program eligibility and benefits are determined by federal guidelines, but the State provides a number of optional benefits and expanded eligibility. Program costs have increased substantially in recent years, and account for a rising share of the State budget. Federal law requires that the State adopt reimbursement rates for hospitals and nursing homes that are reasonable and adequate to meet the costs that must be incurred by efficiently and economically operated facilities in providing patient care, a standard that has led to past litigation by hospitals and nursing homes seeking higher reimbursement from the State.
Medicaid is the second largest program, after grants to local governments, in the General Fund. Payments for Medicaid are projected to be $5.50 billion in 1999-2000, a decrease of $87 million, or 1.6 percent, from the prior year.

THE STATE AUTHORITIES

      The fiscal stability of the State is related in part to the fiscal stability of its public authorities. Public authorities refer to public benefit corporations, created pursuant to State law, other than local authorities. Public authorities are not subject to the constitutional restrictions on the incurrence of debt which apply to the State itself and may issue bonds and notes within the amounts and restrictions set forth in legislative authorization. The State's access to the public credit markets could be impaired and the market price of its outstanding debt may be materially and adversely affected if any of its public authorities were to default on their respective obligations, particularly those using the financing techniques referred to as State-supported or State-related debt. As of December 31, 1998, there were 17 public authorities with outstanding debt of $100 million or more, and the aggregate outstanding debt, including refunding bonds, of all State public authorities was $94 billion, only a portion of which constitutes State-supported or State-related debt.

      The State has numerous public authorities with various responsibilities, including those which finance, construct and/or operate revenue producing public facilities. Public authority operating expenses and debt service costs are generally paid by revenues generated by the projects financed or operated, such as tolls charged for the use of highways, bridges or tunnels, charges for public power, electric and gas utility services, rentals charged for housing units, and charges for occupancy at medical care facilities.

      In addition, State legislation authorizes several financing techniques for public authorities. Also there are statutory arrangements providing for State local assistance payments otherwise payable to localities to be made under certain circumstances to public authorities. Although the State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to public authorities under these arrangements, the affected localities may seek additional State assistance if local assistance payments are diverted. Some authorities also receive moneys from State appropriations to pay for the operating costs of certain of their programs. The MTA receives the bulk of this money in order to provide transit and commuter services.

      Beginning in 1998, the Long Island Power Authority (LIPA) assumed responsibility for the provision of electric utility services previously provided by Long Island Lighting Company for Nassau, Suffolk and a portion of Queen Counties, as part of an estimated $7 billion financing plan.

METROPOLITAN TRANSPORTATION AUTHORITY

      Since 1980, the State has enacted several taxes -- including a surcharge on the profits of banks, insurance corporations and general business corporations doing business in the 12 county Metropolitan Transportation Region served by the MTA and a special one quarter of 1 percent regional sales and use tax -- that provide revenues for mass transit purposes, including assistance to the MTA. Since 1987 State law has required that the proceeds of a one quarter of 1 percent mortgage recording tax paid on certain mortgages in the Metropolitan Transportation Region be deposited in a special MTA fund for operating or capital expenses. In 1993, the State dedicated a portion of certain additional State petroleum business tax receipts to fund operating or capital assistance to the MTA. For the 1999-2000 fiscal year, State assistance to the MTA is projected to total approximately $1.43 billion, an increase of $55 million over the 1998-99 fiscal year.

      State legislation accompanying the 1996-97 adopted State budget authorized the MTA, Triborough Bridge and Tunnel Authority and Transit Authority to issue an aggregate of $6.5 billion in bonds to finance a portion of the $12.17 billion MTA capital plan for the 1995 through 1999 calendar years (the "1995-99 Capital Program"). In July 1997, the Capital Program Review Board (CPRB) approved the 1995-99 Capital Program (subsequently amended in August 1997), which supersedes the overlapping portion of the MTA's 1992-96 Capital Program. The 1995-99 Capital Program is the fourth capital plan since the Legislature authorized procedures for the adoption, approval and amendment of MTA capital programs and is designed to upgrade the performance of the MTA's transportation systems by investing in new rolling stock, maintaining replacement schedules for existing assets and bringing the MTA system into a state of good repair. The 1995-99 Capital Program assumes the issuance of an estimated $5.2 billion in bonds under this $6.5 billion aggregate bonding authority. The remainder of the plan is projected to be financed through assistance from the State, the federal government, and the City of New York, and from various other revenues generated from actions taken by the MTA. The MTA is expected to submit a proposed capital plan for 2000 through 2004 by October 1, 1999.

      There can be no assurance that all the necessary governmental actions for future capital programs will be taken, that funding sources currently identified will not be decreased or eliminated, or that the 1995-99 and 2000-04 Capital Programs, or parts thereof, will not be delayed or reduced. Should funding levels fall below current projections, the MTA would have to revise its 1995-99 and 2000-04 Capital Programs accordingly. If the 1995-99 and 2000-04 Capital Programs are delayed or reduced, ridership and fare revenues may decline, which could, among other things, impair the MTA's ability to meet its operating expenses without additional assistance.

THE CITY OF NEW YORK

      The fiscal health of the State may also be affected by the fiscal health of New York City (the "City"), which continues to receive significant financial assistance from the State. State aid contributes to the City's ability to balance its budget and meet its cash requirements. The State may also be affected by the ability of the City and certain entities issuing debt for the benefit of the City to market their securities successfully in the public credit markets.

      The City has achieved balanced operating results for each of its fiscal years since 1981 as measured by the GAAP standards in force at that time. However, in the early 1970s, the City incurred substantial operating deficits, and its financial controls, accounting practices and disclosure policies were widely criticized. In response to the City's fiscal crisis in 1975, the State took action to assist the City in returning to fiscal stability. Among these actions, the State established the Municipal Assistance Corporation for The City of New York ("MAC") to provide financing assistance for the City; the New York State Financial Control Board (the "Control Board") to oversee the City's financial affairs; and the Office of the State Deputy Comptroller for the City of New York ("OSDC") to assist the Control Board in exercising its powers and responsibilities. A "control period" existed from 1975 to 1986, during which the City was subject to certain statutorily imposed conditions. State law requires the Control Board to reimpose a control period upon the occurrence, or "substantial likelihood and imminence' of the occurrence, of certain events, including (but not limited to) a City operating budget deficit of more than $100 million or impaired access to the public credit markets.

      The  City  provides  services  usually  undertaken  by  counties,   school
districts or special districts in other large urban areas, including the provision of social services such as day care, foster care, health care, family planning, services for the elderly and special employment services for needy individuals and families who qualify for such assistance. State law requires the City to allocate a large portion of its total budget to Board of Education operations, and mandates that the City assume the local share of public assistance and Medicaid costs. The City was required to close substantial budget gaps in recent years in order to maintain balanced operating results. There can be no assurance that the City will continue to maintain a balanced budget as required by State law without additional tax or other revenue increases or additional reductions in City services or entitlement programs, which could adversely affect the City's economic base.

      Pursuant to the New York State Financial Emergency Act for The City of New York (the "Financial Emergency Act" or the "Act"), the City prepares a four year annual financial plan, which is reviewed and revised on a quarterly basis and which includes the City's capital, revenue and expense projections and outlines proposed gap closing programs for years with projected budget gaps. The City's projections set forth in the 1999-2003 Financial Plan are based on various assumptions and contingencies which are uncertain and which may not materialize. Changes in major assumptions could significantly effect the City's ability to balance its budget and to meet its annual cash flow and financing requirements. Such assumptions and contingencies include the timing and pace of a regional and local economic recovery, increases in tax revenues, employment growth, the ability to implement proposed reductions in City personnel and other cost reduction initiatives which may require in certain cases the cooperation of the City's municipal unions, the ability of New York City Health and Hospitals Corporation and the Board of Education to take actions to offset reduced revenues, the ability to complete revenue generating transactions, provision of State and federal aid and mandate relief, and the impact on City revenues of proposals for federal and State welfare reform. No assurance can be given that the assumptions used by the City in the 1999-2003 Financial Plan will be realized. Due to the uncertainty existing on the federal and state levels, the ultimate adoption of the State budget for FY 1999-2000 may result in substantial reductions in projected expenditures for social spending programs. Cost containment assumptions contained in the 1999-2003 Financial Plan and the City FY 1999-2000 Budget may therefore be significantly adversely affected upon the final adoption of the State budget for FY 1999-2000. Furthermore, actions taken in recent fiscal years to avert deficits may have reduced the City's flexibility in responding to future budgetary imbalances, and have deferred certain expenditures to later fiscal years.

      On January 29, 1999, the City released the Financial Plan for fiscal years 2000-2003. It projects total revenues in FY 1999 of $35.60 billion, of which federal categorical grants provide $4.2 billion and State categorical grants provide $6.7 billion. The City's Financial Plan projects that expenditures will grow to $38.94 billion in FY 2003. While the Financial Plan projects revenues and expenditures for the 1999 fiscal year balanced in accordance with GAAP, it projects budget gaps of $738 million, $1.91 billion, $2.04 billion and $1.54 billion in the 2000, 2001, 2002 and 2003 fiscal years, respectively.

      Although the City has maintained balanced budgets in each of its last sixteen fiscal years and is projected to achieve balanced operating results for the 1998 fiscal year, there can be no assurance that the gap closing actions proposed in the Financial Plan can be successfully implemented or that the City will maintain a balanced budget in future years without additional State aid, revenue increases or expenditure reductions. Additional tax increases and reductions in essential City services could adversely affect the City's economic base.

      On May 27, 1999, Governor George E. Pataki signed into law the legislation eliminating the New York City commuter tax, which is imposed on wages earned by all New York State non-city residents. The legislation signed by the Governor repeals the commuter tax beginning July 1, 1999. This tax cut is estimated to cost the City approximately $250-$360 million annually. The elimination of the commuter tax is currently in litigation.

      The 1999-2003 Financial Plan includes a proposed discretionary transfer in the 1999 fiscal year of approximately $1.57 billion to pay debt service due in fiscal year 2000, included in the Budget Stabilization Plan for the 1999 fiscal years. In addition, the Financial Plan reflects actual and proposed tax reduction programs totaling $338 million, $410 million, $461 million and $473 million in fiscal years 2000 through 2003.

      The City derives its revenues from a variety of local taxes, user charges and miscellaneous revenues, as well as from Federal and State unrestricted and categorical grants. State aid as a percentage of the City's revenues has remained relatively constant over the period from 1980 to 1997, while unrestricted Federal aid has been sharply reduced. The City reports that local revenues provided approximately 58.3% of total revenues in FY 1997-98 of $34.9 billion, while federal and State aid, including unrestricted aid and categorical grants, provided 33.5% in the same year.

      The City since 1981 has fully satisfied its seasonal financing needs in the public credit markets, repaying all short term obligations within their fiscal year of issuance. The City issued $1.075 billion of short term obligations in fiscal year 1998 to finance the City's projected cash flow needs for that year. In previous years, the City's short term obligations have been $2.4 billion, $2.4 billion, $2.2 billion, and $1.75 billion in fiscal years 1997, 1996, 1995 and 1994, respectively. The delay in the adoption of the State's budget in certain past fiscal years has required the City to issue short term notes in amounts exceeding those expected early in such fiscal years.

      The City makes substantial capital expenditures to reconstruct and rehabilitate the City's infrastructure and physical assets, including City mass transit facilities, sewers, streets, bridges and tunnels, and to make capital investments that will improve productivity in City operations. The City utilizes a three tiered capital planning process consisting of the Ten Year Capital Strategy, the Four Year Capital Plan and the current year Capital Budget. The Ten Year Capital Strategy is a long term planning tool designed to reflect fundamental allocation choices and basic policy objectives. The Four Year Capital Program translates mid-range policy goals into specific projects. The Capital Budget defines specific projects and the timing of their initiation, design, construction and completion.

      The City is nearing the constitutionally-permissible limit on its general obligation debt. Under the State constitution, the City may not contract indebtedness in an amount greater than 10 percent of the average full value of taxable real estate in the City for the most recent five years. To provide for the City's capital program, State legislation was enacted in 1997 which created the Transitional Finance Authority ("TFA"), the debt of which is not subject to the general debt limit. Without TFA or other legislative relief, new contractual commitments for the City's general obligation financed capital program would have been virtually brought to a halt during the Financial Plan period beginning early in the 1998 fiscal year. By utilizing projected TFA borrowing and including TFA's projected borrowing as part of the total debt incurring power, the City's total debt incurring power has been increased.

       Even with the increase, the City may reach the limit of its capacity to enter into new contractual commitments in fiscal year 2000. As of July 1, 1998, the City's outstanding general obligation debt totaled $27.1 billion., and as of July 1, 1998, the City's net general obligation debt limit was $28.9 billion. As of July 1, 1998, the remaining City and TFA debt incurring power totaled $3.9 billion. Despite this additional financing mechanism, the City projected that, if no further action was taken, it would reach its debt limit in City fiscal year 1999-2000. Issuance of tobacco settlement bonds may accelerate income of $2.5 billion, but the City estimates that it would still reach its Constitutional indebtedness limit in fiscal year 2002.

      In June, 1997, the constitutionality of TFA was challenged in court, but the challenge was dismissed at the trial level, appellate level, and before the New York Court of Appeals in 1998. Future developments concerning the City or entities issuing debt for the benefit of the City, and public discussion of such developments, as well as prevailing market conditions and securities credit ratings, may affect the ability or cost to sell securities issued by the City or such entities and may also effect the market for their outstanding securities.

      In addition to general obligation debt, the City has other long-term obligations, including capital leases and bond transactions of public benefit corporations that are components of the City or whose debt is guaranteed by the City.

      The City is the largest municipal debt issuer in the nation, and has more than doubled its debt load since the end of FY 1988, in large measure to rehabilitate its extensive, aging physical plant. The City's Financial Plan projects $22.3 billion of long-term borrowings for the period of FY 1999 through FY 2003 to support the City's current capital plan. The City's Preliminary Ten-Year Capital Strategy dated January 1999 has identified $48 billion in additional capital expenditures over the next ten years. Additionally, a report of the City Comptroller indicates the Preliminary Ten-Year Capital Strategy significantly underestimates the actual capital needs of the City for reconstructing and rehabilitating the City's infrastructure and physical assets.

OTHER LOCALITIES

      Certain localities outside New York City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. The potential impact on the State of any future requests by localities for additional oversight or financial assistance is not included in the projections of the State's receipts and disbursements.

      The State has provided extraordinary financial assistance to select municipalities, primarily cities, since the 1996-97 fiscal year. Funding has essentially been continued or increased in each subsequent fiscal year. Such funding in 1998-99 totaled $108 million. In 1997-98, the State increased General Purpose State Aid for local governments by $27 million to $550 million, and continued funding at this new level in 1998-99.

      State law requires the Comptroller to review and make recommendations concerning the budgets of those local government units other than New York City authorized by State law to issue debt to finance deficits during the period that such deficit financing is outstanding. Twenty-two localities had outstanding indebtedness for deficit financing at the close of their fiscal year ending in 1997.

      Municipalities and school districts have engaged in substantial short term and long term borrowings. In 1997, the total indebtedness of all localities in the State other than New York City was approximately $21.0 billion.

      Like the State, local governments must respond to changing political, economic and financial influences over which they have little or no control. Such changes may adversely affect the financial condition of certain local governments. For example, the federal government may reduce (or in some cases eliminate) federal funding of some local programs which, in turn, may require local governments to fund these expenditures from their own resources. It is also possible that the State, New York City, or any of their respective public authorities may suffer serious financial difficulties that could jeopardize local access to the public credit markets, which may adversely affect the marketability of notes and bonds issued by localities within the State. Localities may also face unanticipated problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Other large-scale potential problems, such as declining urban populations, increasing expenditures, and the loss of skilled manufacturing jobs, may also adversely affect localities and necessitate State assistance.


INVESTMENT LIMITATIONS

      FUNDAMENTAL LIMITATIONS. The following investment limitations cannot be changed with respect to a fund without the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund or (2) 67% or more of the shares present at a shareholders' meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. If a percentage restriction is adhered to at the time of an investment or transaction, a later increase or decrease in percentage resulting from changing values of portfolio securities or amount of total assets will not be considered a violation of any of the following limitations.

      Each fund will not:

      (1) purchase any security if, as a result of that purchase, 25% or more of the fund's total assets would be invested in securities of issuers having their principal business activities in the same industry, except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or to municipal securities or to certificates of deposit and bankers' acceptances of domestic branches of U.S. banks.

      The following interpretations apply to, but are not a part of, this fundamental limitation: With respect to this limitation, (a) domestic and foreign banking will be considered to be different industries: and (b) asset-backed securities will be grouped in industries based upon their underlying assets and not treated as constituting a single, separate industry.

      (2) issue senior securities or borrow money, except as permitted under the Investment Company Act and then not in excess of 33 1/3% of the fund's total assets (including the amount of the senior securities issued but reduced by any liabilities not constituting senior securities) at the time of the issuance or borrowing, except that the fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes.

      (3) make loans, except through loans of portfolio securities or through repurchase agreements, provided that for purposes of this restriction, the acquisition of bonds, debentures, other debt securities or instruments or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or similar instruments will not be considered the making of a loan.

      The following interpretation applies to, but is not a part of, this fundamental restriction: The fund's investments in master notes and similar instruments will not be considered to be the making of a loan.

      (4) engage in the business of underwriting securities of other issuers, except to the extent that the fund might be considered an underwriter under the federal securities laws in connection with its disposition of portfolio securities.

      (5) purchase or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported by interests in real estate are not subject to this limitation, and except that the fund may exercise rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

      (6) purchase or sell physical commodities unless acquired as a result of owning securities or other instruments, but the fund may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

      Money Market Portfolio, U.S. Government Portfolio and Tax-Free Fund will not:

      (7) purchase securities of any one issuer if, as a result, more than 5% of the fund's total assets would be invested in securities of that issuer or the fund would own or hold more than 10% of the outstanding voting securities of that issuer, except that up to 25% of the fund's total assets may be invested without regard to this limitation, and except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies and instrumentalities or to securities issued by other investment companies.

      With respect to Money Market Portfolio and U.S. Government Portfolio, the following interpretation applies to, but is not a part of, fundamental limitation (7): Mortgage- and asset-backed securities will not be considered to have been issued by the same issuer by reason of the securities having the same sponsor, and mortgage- and asset-backed securities issued by a finance or other special purpose subsidiary that are not guaranteed by the parent company will be considered to be issued by a separate issuer from the parent company.

      With respect to Tax-Free Fund, the following interpretation applies to, but is not a part of, fundamental limitation (7): Each state, territory and possession of the United States (including the District of Columbia and Puerto
Rico), each political subdivision, agency, instrumentality and authority thereof, and each multi-state agency of which a state is a member is a separate "issuer." When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from the government creating the subdivision and the security is backed only by the assets and revenues of the subdivision, such subdivision would be deemed to be the sole issuer. Similarly, in the case of an IDB or PAB, if that bond is backed only by the assets and revenues of the non-governmental user, then that non-governmental user would be deemed to be the sole issuer. However, if the creating government or another entity guarantees a security, then to the extent that the value of all securities issued or guaranteed by that government or entity and owned by the fund exceeds 10% of the fund's total assets, the guarantee would be considered a separate security and would be treated as issued by that government or entity.

      California Municipal Money Fund's investment policy of investing at least 80% of its net assets in California municipal securities and the similar investment policy of New York Municipal Money Fund relating to investments in New York municipal securities may not be changed without approval of the appropriate fund's shareholders. New Jersey Municipal Money Fund's investment policy of investing at least 65% of its total assets in New Jersey municipal securities may not be changed without approval of its shareholders.

      NON-FUNDAMENTAL LIMITATIONS. The following investment restrictions are not fundamental and may be changed by each board without shareholder approval.

      Each fund will not:

      (1) purchase securities on margin, except for short-term credit necessary for clearance of portfolio transactions and except that the fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

      (2) engage in short sales of securities or maintain a short position, except that the fund may (a) sell short "against the box" and (b) maintain short positions in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

      (3) purchase securities of other investment companies, except to the extent permitted by the Investment Company Act and except that this limitation does not apply to securities received or acquired as dividends, through offers of exchange, or as a result of reorganization, consolidation, or merger.

      (4) purchase portfolio securities while borrowings in excess of 5% of its total assets are outstanding.

      (5)   invest more than 10% of its net assets in illiquid securities.


          ORGANIZATION OF THE FUNDS; DIRECTORS/TRUSTEES AND OFFICERS
                       AND PRINCIPAL HOLDERS OF SECURITIES

      PaineWebber RMA Money Fund, Inc. and PaineWebber RMA Tax-Free Fund, Inc. (each a "Corporation") were organized on July 2, 1982 as Maryland corporations. Money Fund has three operating series and has authority to issue 60 billion shares of common stock, par value $0.001 per share (30 billion shares are designated as shares of Money Market Portfolio and 10 billion are designated as shares of U.S. Government Portfolio). Tax-Free Fund has authority to issue 20 billion shares of common stock, par value $0.001 per share. PaineWebber Managed Municipal Trust and PaineWebber Municipal Money Market Series (each a "Trust") were formed on November 21, 1986 and September 14, 1990, respectively, as business trusts under the laws of the Commonwealth of Massachusetts. Managed Municipal Trust has two operating series and Municipal Money Market Series has one. Each Trust is authorized to issue an unlimited number of shares of beneficial interest, par value $0.001 per share, of existing or future series.

      Each Corporation or Trust is governed by a board of directors or trustees (sometimes referred to as "board members"), which oversees the business operations of the applicable fund. Each board is authorized to establish additional series. The board members and executive officers of the Corporations and the Trusts, their ages, business addresses and principal occupations during the past five years are:


                                                 POSITION WITH
         NAME AND ADDRESS*; AGE               CORPORATIONS/TRUSTS         BUSINESS EXPERIENCE; OTHER DIRECTORSHIPS
         ----------------------               -------------------         ----------------------------------------

Margo N. Alexander**; 52                      Director/Trustee and      Mrs.  Alexander  is  chairman  (since  March
                                                   President            1999),   chief   executive   officer  and  a
                                                                        director   of   Mitchell   Hutchins   (since
                                                                        January   1995),   and  an  executive   vice
                                                                        president  and  a  director  of  PaineWebber
                                                                        (since  March  1984).   Mrs.   Alexander  is
                                                                        president  and a  director  or trustee of 32
                                                                        investment   companies  for  which  Mitchell
                                                                        Hutchins,   PaineWebber   or  one  of  their
                                                                        affiliates serves as investment adviser.

Richard Q. Armstrong; 64                        Director/Trustee        Mr.  Armstrong is chairman  and  principal of
R.Q.A. Enterprises                                                      RQA Enterprises  (management consulting firm)
One Old Church Road-Unit #6                                             (since  April 1991 and  principal  occupation
Greenwich, CT 06830                                                     since  March   1995).   Mr.   Armstrong   was
                                                                        chairman  of  the  board,   chief   executive
                                                                        officer and co-owner of Adirondack  Beverages
                                                                        (producer and  distributor of soft drinks and
                                                                        sparkling/still  waters) (October  1993-March
                                                                        1995).  He was a partner  of the New  England
                                                                        Consulting Group (management consulting firm)
                                                                        (December   1992-September   1993).   He  was
                                                                        managing  director  of LVMH U.S.  Corporation
                                                                        (U.S.  subsidiary  of the French luxury goods
                                                                        conglomerate,  Louis  Vuitton Moet  Hennessey
                                                                        Corporation)  (1987-1991) and chairman of its
                                                                        wine and spirits  subsidiary,  Schieffelin  &
                                                                        Somerset Company  (1987-1991).  Mr. Armstrong
                                                                        is a director  or  trustee  of 31  investment
                                                                        companies   for  which   Mitchell   Hutchins,
                                                                        PaineWebber or one of their affiliates serves
                                                                        as investment adviser.


                                                         35

                                                 POSITION WITH
         NAME AND ADDRESS*; AGE               CORPORATIONS/TRUSTS         BUSINESS EXPERIENCE; OTHER DIRECTORSHIPS
         ----------------------               -------------------         ----------------------------------------

E. Garrett Bewkes, Jr.**; 72                  Director/Trustee and      Mr.  Bewkes  is a  director  of Paine  Webber
                                            Chairman of the Board of    Group Inc. ("PW Group")  (holding  company of
                                               Directors/Trustees       PaineWebber and Mitchell Hutchins).  Prior to
                                                                        December  1995,  he  was a  consultant  to PW
                                                                        Group.  Prior to 1988, he was chairman of the
                                                                        board,  president and chief executive officer
                                                                        of American Bakeries  Company.  Mr. Bewkes is
                                                                        a    director    of    Interstate    Bakeries
                                                                        Corporation.  Mr.  Bewkes  is a  director  or
                                                                        trustee of 35 investment  companies for which
                                                                        Mitchell  Hutchins,  PaineWebber  or  one  of
                                                                        their   affiliates   serves   as   investment
                                                                        adviser.

Richard R. Burt; 52                             Director/Trustee        Mr. Burt is chairman  of IEP  Advisors,  Inc.
1275 Pennsylvania Avenue, N.W.                                          (international   investments  and  consulting
Washington, D.C. 20004                                                  firm)  (since  March  1994) and a partner  of
                                                                        McKinsey  &  Company  (management  consulting
                                                                        firm) (since 1991).  He is also a director of
                                                                        Archer-Daniels-Midland    Co.   (agricultural
                                                                        commodities),   Hollinger  International  Co.
                                                                        (publishing),  Homestake  Mining Corp.  (gold
                                                                        mining),    Powerhouse    Technologies   Inc.
                                                                        (provides  technology  to gaming and wagering
                                                                        industry) and Wierton Steel Corp.  (makes and
                                                                        finishes  steel  products).  He was the chief
                                                                        negotiator  in the Strategic  Arms  Reduction
                                                                        Talks   with   the   former    Soviet   Union
                                                                        (1989-1991)  and the U.S.  Ambassador  to the
                                                                        Federal Republic of Germany (1985-1989).  Mr.
                                                                        Burt  is  a   director   or   trustee  of  31
                                                                        investment   companies  for  which   Mitchell
                                                                        Hutchins,   PaineWebber   or  one  of   their
                                                                        affiliates serves as investment adviser.



                                                         36

                                                 POSITION WITH
         NAME AND ADDRESS*; AGE               CORPORATIONS/TRUSTS         BUSINESS EXPERIENCE; OTHER DIRECTORSHIPS
         ----------------------               -------------------         ----------------------------------------

Mary C. Farrell**; 49                           Director/Trustee        Ms.  Farrell is a managing  director,  senior
                                                                        investment  strategist,  and  member  of  the
                                                                        Investment  Policy  Committee of PaineWebber.
                                                                        Ms. Farrell  joined  PaineWebber in 1982. She
                                                                        is  a  member   of  the   Financial   Women's
                                                                        Association and Women's Economic  Roundtable,
                                                                        and  appears  as a regular  panelist  on Wall
                                                                        $treet  Week with  Louis  Rukeyser.  She also
                                                                        serves on the Board of  Overseers of New York
                                                                        University's  Stern School of  Business.  Ms.
                                                                        Farrell  is  a  director  or  trustee  of  31
                                                                        investment   companies  for  which   Mitchell
                                                                        Hutchins,   PaineWebber   or  one  of   their
                                                                        affiliates serves as investment adviser.

Meyer Feldberg; 57                              Director/Trustee        Mr.   Feldberg  is  Dean  and   Professor  of
Columbia University                                                     Management   of  the   Graduate   School   of
101 Uris Hall                                                           Business,   Columbia  University.   Prior  to
New York, New York 10027                                                1989,   he  was  president  of  the  Illinois
                                                                        Institute  of  Technology.  Dean  Feldberg is
                                                                        also   a   director   of    Primedia,    Inc.
                                                                        (publishing),   Federated  Department  Stores
                                                                        Inc.  (operator  of  department  stores)  and
                                                                        Revlon,  Inc.  (cosmetics).  Dean Feldberg is
                                                                        a  director  or  trustee  of  34   investment
                                                                        companies   for  which   Mitchell   Hutchins,
                                                                        PaineWebber   or  one  of  their   affiliates
                                                                        serves as investment adviser.

George W. Gowen; 69                             Director/Trustee        Mr.  Gowen  is a  partner  in the law firm of
666 Third Avenue                                                        Dunnington,  Bartholow & Miller. Prior to May
New York, New York 10017                                                1994,  he was a  partner  in the law  firm of
                                                                        Fryer,  Ross & Gowen. Mr. Gowen is a director
                                                                        or trustee  of 34  investment  companies  for
                                                                        which Mitchell  Hutchins,  PaineWebber or one
                                                                        of  their  affiliates  serves  as  investment
                                                                        adviser.



                                                         37

Frederic V. Malek; 62                           Director/Trustee        Mr.  Malek  is  chairman  of  Thayer  Capital
1455 Pennsylvania Ave., N.W.                                            Partners  (merchant bank).  From January 1992
Suite 350                                                               to November 1992, he was campaign  manager of
Washington, D.C. 20004                                                  Bush-Quayle  `92.  From 1990 to 1992,  he was
                                                                        vice  chairman and, from 1989 to 1990, he was
                                                                        president of Northwest  Airlines Inc. and NWA
                                                                        Inc.  (holding company of Northwest  Airlines
                                                                        Inc.).  Prior to 1989, he was employed by the
                                                                        Marriott  Corporation  (hotels,  restaurants,
                                                                        airline   catering  and  contract   feeding),
                                                                        where  he  most  recently  was  an  executive
                                                                        vice  president  and  president  of  Marriott
                                                                        Hotels  and  Resorts.  Mr.  Malek  is  also a
                                                                        director   of  Aegis   Communications,   Inc.
                                                                        (tele-services),      American     Management
                                                                        Systems,  Inc.  (management   consulting  and
                                                                        computer  related  services),  Automatic Data
                                                                        Processing,  Inc.  (computing  services),  CB
                                                                        Richard Ellis,  Inc. (real estate  services),
                                                                        FPL Group, Inc. (electric  services),  Global
                                                                        Vacation    Group    (packaged    vacations),
                                                                        HCR/Manor  Care,   Inc.   (health  care)  and
                                                                        Northwest   Airlines  Inc.  Mr.  Malek  is  a
                                                                        director   or   trustee   of  31   investment
                                                                        companies   for  which   Mitchell   Hutchins,
                                                                        PaineWebber   or  one  of  their   affiliates
                                                                        serves as investment adviser.

Carl W. Schafer; 63                             Director/Trustee        Mr.  Schafer  is  president  of the  Atlantic
66 Witherspoon Street #1100                                             Foundation  (charitable foundation supporting
Princeton, NJ 08542                                                     mainly    oceanographic    exploration    and
                                                                        research).  He  is a  director  of  Base  Ten
                                                                        Systems,  Inc.  (software),  Roadway Express,
                                                                        Inc.   (trucking),   The  Guardian  Group  of
                                                                        Mutual  Funds,  the Harding,  Loevner  Funds,
                                                                        Evans    Systems,    Inc.    (motor    fuels,
                                                                        convenience  store and diversified  company),
                                                                        Electronic  Clearing House,  Inc.  (financial
                                                                        transactions   processing),    Frontier   Oil
                                                                        Corporation     and     Nutraceutix,     Inc.
                                                                        (biotechnology  company).  Prior  to  January
                                                                        1993,  he  was  chairman  of  the  Investment
                                                                        Advisory   Committee  of  the  Howard  Hughes
                                                                        Medical Institute.  Mr. Schafer is a director
                                                                        or trustee  of 31  investment  companies  for
                                                                        which Mitchell  Hutchins,  PaineWebber or one
                                                                        of  their  affiliates  serves  as  investment
                                                                        adviser.


                                                         38

                                                 POSITION WITH
         NAME AND ADDRESS*; AGE               CORPORATIONS/TRUSTS         BUSINESS EXPERIENCE; OTHER DIRECTORSHIPS
         ----------------------               -------------------         ----------------------------------------

Brian M. Storms;** 44                           Director/Trustee        Mr. Storms is president  and chief  operating
                                                                        officer of  Mitchell  Hutchins  (since  March
                                                                        1999).   Prior   to   March   1999,   he  was
                                                                        president    of    Prudential     Investments
                                                                        (1996-1999).  Prior  to  joining  Prudential,
                                                                        he  was  a  managing   director  at  Fidelity
                                                                        Investments.  Mr.  Storms  is a  director  or
                                                                        trustee of 31 investment  companies for which
                                                                        Mitchell  Hutchins,  PaineWebber  or  one  of
                                                                        their   affiliates   serves   as   investment
                                                                        adviser.

John J. Lee; 31                                Vice President and       Mr. Lee is a vice  president and a manager of
                                              Assistant Treasurer       the  mutual  fund   finance   department   of
                                                                        Mitchell  Hutchins.  Prior to September  1997
                                                                        he  was an  audit  manager  in the  financial
                                                                        services  practice of Ernst & Young LLP.  Mr.
                                                                        Lee  is  a  vice   president   and  assistant
                                                                        treasurer  of  32  investment  companies  for
                                                                        which Mitchell  Hutchins,  PaineWebber or one
                                                                        of  their  affiliates  serves  as  investment
                                                                        adviser.

Kevin J. Mahoney; 33                           Vice President and       Mr.  Mahoney is a first vice  president and a
                                              Assistant Treasurer       senior  manager  of the mutual  fund  finance
                                                                        department of Mitchell Hutchins.  From August
                                                                        1996 through  March 1999,  he was the manager
                                                                        of the mutual fund internal  control group of
                                                                        Salomon Smith  Barney.  Prior to August 1996,
                                                                        he was an associate and  assistant  treasurer
                                                                        of BlackRock  Financial  Management  L.P. Mr.
                                                                        Mahoney  is a vice  president  and  assistant
                                                                        treasurer  of  32  investment  companies  for
                                                                        which Mitchell  Hutchins,  PaineWebber or one
                                                                        of  their  affiliates  serves  as  investment
                                                                        adviser.

Dennis McCauley; 52                              Vice President         Mr.  McCauley  is  a  managing  director  and
                                                                        chief  investment   officer--fixed  income  of
                                                                        Mitchell  Hutchins.  Prior to December  1994,
                                                                        he was director of fixed  income  investments
                                                                        of IBM  Corporation.  Mr.  McCauley is a vice
                                                                        president  of  22  investment  companies  for
                                                                        which Mitchell  Hutchins,  PaineWebber or one
                                                                        of  their  affiliates  serves  as  investment
                                                                        adviser.


                                                         39

                                                 POSITION WITH
         NAME AND ADDRESS*; AGE               CORPORATIONS/TRUSTS         BUSINESS EXPERIENCE; OTHER DIRECTORSHIPS
         ----------------------               -------------------         ----------------------------------------

Kevin P. McIntyre; 32                            Vice President         Mr.  McIntyre  is  a  vice  president  and  a
                                            (Municipal Money Market     portfolio manager of Mitchell  Hutchins.  Mr.
                                                    Series)             McIntyre   is   a   vice   president  of  one
                                                                        investment   company   for   which   Mitchell
                                                                        Hutchins,   PaineWebber   or  one  of   their
                                                                        affiliates serves as investment adviser.

Ann E. Moran; 42                               Vice President and       Ms. Moran is a vice  president  and a manager
                                              Assistant Treasurer       of the  mutual  fund  finance  department  of
                                                                        Mitchell  Hutchins.   Ms.  Moran  is  a  vice
                                                                        president  and  assistant   treasurer  of  32
                                                                        investment   companies  for  which   Mitchell
                                                                        Hutchins,   PaineWebber   or  one  of   their
                                                                        affiliates serves as investment adviser.

Dianne E. O'Donnell; 47                   Vice President and Secretary  Ms.  O'Donnell is a senior vice president and deputy general counsel of Mitchell  Hutchins.
                                                                        Ms.   O'Donnell  is  a  vice   president  and
                                                                        secretary  of  31  investment  companies  and
                                                                        vice  president  and  assistant  secretary of
                                                                        one  investment  company  for which  Mitchell
                                                                        Hutchins,   PaineWebber   or  one  of   their
                                                                        affiliates serves as investment adviser.

Emil Polito; 38                                  Vice President         Mr.  Polito is a senior  vice  president  and
                                                                        director  of   operations   and  control  for
                                                                        Mitchell   Hutchins.   Mr.   Polito  is  vice
                                                                        president  of  32  investment  companies  for
                                                                        which Mitchell  Hutchins,  PaineWebber or one
                                                                        of  their  affiliates  serves  as  investment
                                                                        adviser.

Susan Ryan; 39                                   Vice President         Ms.  Ryan is a senior  vice  president  and a
                                                  (Money Fund)          manager  of  Mitchell  Hutchins  and has been
                                                                        with Mitchell  Hutchins  since 1982. Ms. Ryan
                                                                        is  a  vice  president  of  five   investment
                                                                        companies   for  which   Mitchell   Hutchins,
                                                                        PaineWebber   or  one  of  their   affiliates
                                                                        serves as investment adviser.

Victoria E. Schonfeld; 48                        Vice President         Ms.  Schonfeld  is a  managing  director  and
                                                                        general  counsel of Mitchell  Hutchins (since
                                                                        May  1994)  and a senior  vice  president  of
                                                                        PaineWebber    (since   July    1995).    Ms.
                                                                        Schonfeld   is  a   vice   president   of  31
                                                                        investment  companies  and a  vice  president
                                                                        and secretary of one  investment  company for
                                                                        which Mitchell  Hutchins,  PaineWebber or one
                                                                        of  their  affiliates  serves  as  investment
                                                                        adviser.


                                                         40

                                                 POSITION WITH
         NAME AND ADDRESS*; AGE               CORPORATIONS/TRUSTS         BUSINESS EXPERIENCE; OTHER DIRECTORSHIPS
         ----------------------               -------------------         ----------------------------------------

Paul H. Schubert; 36                      Vice President and Treasurer  Mr.  Schubert is a senior vice  president and
                                                                        director   of   the   mutual   fund   finance
                                                                        department   of   Mitchell   Hutchins.    Mr.
                                                                        Schubert is a vice  president  and  treasurer
                                                                        of  32   investment   companies   for   which
                                                                        Mitchell  Hutchins,  PaineWebber  or  one  of
                                                                        their   affiliates   serves   as   investment
                                                                        adviser.

Barney A. Taglialatela; 38                     Vice President and       Mr.  Taglialatela  is a vice  president and a
                                              Assistant Treasurer       manager   of   the   mutual   fund    finance
                                                                        department  of  Mitchell  Hutchins.  Prior to
                                                                        February 1995, he was a manager of the mutual
                                                                        fund finance division of Kidder Peabody Asset
                                                                        Management,  Inc. Mr.  Taglialatela is a vice
                                                                        president  and  assistant   treasurer  of  32
                                                                        investment   companies  for  which   Mitchell
                                                                        Hutchins,   PaineWebber   or  one  of   their
                                                                        affiliates serves as investment adviser.

Debbie Vermann; 40                               Vice President         Ms.   Vermann  is  a  vice  president  and  a
                                            (Tax-Free Fund, Managed     portfolio manager of Mitchell  Hutchins.  Ms.
                                           Municipal Trust, Municipal   Vermann   is  a  vice   president   of  three
                                              Money Market Series)      investment   companies  for  which   Mitchell
                                                                        Hutchins,   PaineWebber   or  one  of   their
                                                                        affiliates serves as investment adviser.

Keith A. Weller; 38                            Vice President and       Mr.  Weller  is a first  vice  president  and
                                              Assistant Secretary       associate   general   counsel   of   Mitchell
                                                                        Hutchins.  Prior  to  May  1995,  he  was  an
                                                                        attorney in private  practice.  Mr. Weller is
                                                                        a vice  president and assistant  secretary of
                                                                        31 investment  companies  for which  Mitchell
                                                                        Hutchins,   PaineWebber   or  one  of   their
                                                                        affiliates serves as investment adviser.



* Unless otherwise indicated, the business address of each listed person is 1285 Avenue of the Americas, New York, New York 10019.

** Mrs. Alexander, Mr. Bewkes, Ms. Farrell and Mr. Storms are "interested persons" of each fund as defined in the Investment Company Act by virtue of their positions with Mitchell Hutchins, PaineWebber and/or PW Group.

      Each Corporation or Trust pays board members who are not "interested persons" of the Corporation or Trust $1,000 annually for each series and an additional up to $150 per series for each board meeting and each separate meeting of a board committee. Money Fund, Tax-Free Fund, Managed Municipal Trust and Municipal Money Market Series presently pay such board members $3,000, $1,000, $2,000 and $1,000 annually, respectively, plus any additional amounts due for board or committee meetings. Each chairman of the audit and contract review committees of individual funds within the PaineWebber fund complex receives additional compensation aggregating $15,000 annually from the relevant funds. Board members are reimbursed for any expenses incurred in attending meetings. Board members and officers of the Corporations/Trusts own in the aggregate less than 1% of the shares of each fund. Because PaineWebber and Mitchell Hutchins perform substantially all of the services necessary for the operation of the Corporations/Trusts and the funds, the Corporations/Trusts require no employees. No officer, director or employee of Mitchell Hutchins or PaineWebber presently receives any compensation from the Corporations/Trusts for acting as a board member or officer.

      The table below includes certain information relating to the compensation of the current board members who held office with the Corporations/Trusts during the fiscal year ended June 30, 1999 and the compensation of those board members from all PaineWebber funds during the 1998 calendar year.

                               COMPENSATION TABLE+


                                                    AGGREGATE COMPENSATION FROM

                                 ------------------------------------------------------------------
                                                                                     MUNICIPAL               TOTAL
                                                                     MANAGED           MONEY              COMPENSATION
                                        MONEY       TAX-FREE        MUNICIPAL          MARKET                FROM THE
NAME OF PERSONS, POSITION               FUND*         FUND*          TRUST*            SERIES*            FUND COMPLEX**
                                        -----         -----          ------            -------            --------------
Richard Q. Armstrong
Director/Trustee...................   $5,430         $1,810           $3,620            $1,810            $ 101,372
Richard R. Burt
Director/Trustee...................    5,340          1,780            3,560             1,780              101,372
Meyer Feldberg,
Director/Trustee...................    5,430          1,810            3,620             1,810              116,222
George W. Gowen,
Director/Trustee...................    6,273          2,091            4,182             2,091              108,272
Frederic V. Malek,
Director/Trustee...................    5,430          1,810            3,620             1,810              101,372
Carl W. Schafer
Director/Trustee...................    5,430          1,810            3,620             1,810              101,372



-------------------------

+ Only independent board members are compensated by the PaineWebber funds and identified above; board members who are "interested persons" as defined by the 1940 Act do not receive compensation from the funds.

* Represents fees paid to each board member during the fiscal years ended June 30, 1999.

** Represents total compensation paid to each board member during the calendar year ended December 31, 1998 by 31 investment companies (33 in the case of Messrs. Feldberg and Gowen) for which Mitchell Hutchins, PaineWebber or one of their affiliates served as investment adviser. No fund within the fund complex has a bonus, pension, profit sharing, or retirement plan.

                         PRINCIPAL HOLDERS OF SECURITIES

      PaineWebber Incorporated (Proprietary M/F), 1000 Harbor Blvd, Weekhawken, NJ 07087-6727 is shown as the record owner of 225,494,020.740 shares of Money Market Portfolio as of July 31, 1999 (representing 5.8% of total outstanding shares on that date). None of the persons on whose behalf these shares were held was known by the fund to own beneficially 5% or more of those shares. As of July 31, 1999, the other funds' records showed no shareholders owning 5% or more of a fund's shares and no fund is aware of any person who owns beneficially 5% or more of its shares.

                       INVESTMENT ADVISORY, ADMINISTRATION
                          AND DISTRIBUTION ARRANGEMENTS

      PaineWebber acts as the funds' investment adviser and administrator pursuant to separate contracts dated March 23, 1989 with RMA Money Fund, March 1, 1989 with RMA Tax-Free Fund, September 10, 1990 with Managed Municipal Trust and April 13, 1995 with Municipal Money Market Series ("PaineWebber Contracts"). Under the PaineWebber Contracts, each fund pays PaineWebber an annual fee, computed daily and paid monthly, according to the following schedule:


                                                           ANNUAL

                                                                                         ANNUAL
         AVERAGE DAILY NET ASSETS                                                          RATE
         ------------------------                                                          ----
         MONEY MARKET PORTFOLIO:
                  All...........................................................          0.50%
         U.S. GOVERNMENT PORTFOLIO:
                  Up to $300 million............................................          0.50%
                  In excess of $300 million up to $750 million..................          0.44%
                  Over $750 million.............................................          0.36%
         TAX-FREE FUND:
                  Up to $1 billion..............................................          0.50%
                  In excess of $1 billion up to $1.5 billion....................          0.44%
                  Over $1.5 billion.............................................          0.36%

         CALIFORNIA MUNICIPAL MONEY FUND AND
         NEW YORK MUNICIPAL MONEY FUND:
                  Up to $300 million............................................          0.50%
                  In excess of $300 million up to $750 million..................          0.44%
                  Over $750 million.............................................          0.36%

         NEW JERSEY MUNICIPAL MONEY FUND:
                  All...........................................................          0.50%



      For the periods indicated, the funds paid (or accrued) to PaineWebber the following fees.

                                                       FOR THE FISCAL YEARS ENDED JUNE 30,
                                            ----------------------------------------------------------
                                                          1999               1998                1997
                                                          ----               ----                ----

Money Market Portfolio........................    $ 63,667,860       $ 50,859,070        $ 40,972,909

U.S. Government Portfolio.....................       5,807,770          5,010,616           4,931,890

Tax-Free Fund.................................      10,937,156         10,111,111           9,479,630

California Municipal Money Fund...............       2,901,051          2,667,404           2,493,144

New Jersey Municipal Money Fund...............         325,942            294,352             239,816

New York Municipal Money Fund.................       1,999,790          1,673,724           1,446,166
                                                                          ($5,113           ($292,698
                                                                          waived)             waived)



      During its fiscal year ended June 30, 1999, no fund paid fees to PaineWebber for its services as lending agent because no Fund engaged in any securities lending activities during that period.

       Prior to August 1, 1997, PaineWebber provided certain services to each fund not otherwise provided by its transfer agent. Pursuant to agreements between PaineWebber and the funds (other than New Jersey Municipal Money Fund) relating to these services, the funds paid (or accrued) to PaineWebber the following fees:


                                                 FOR THE FISCAL YEARS ENDED JUNE 30,
                                               ----------------------------------------
                                                                1998              1997
                                                                ----              ----


Money Market Portfolio.................                     $156,077        $1,736,778

U.S. Government Portfolio..............                       12,249           148,113

Tax-Free Fund..........................                       20,345           247,472

California Municipal Money Fund........                        4,546            54,029

New York Municipal Money Fund..........                        3,402            39,481



      Subsequent to July 31, 1997, PaineWebber provides transfer agency related services to each fund pursuant to a delegation of authority from PFPC Inc. and is compensated for these services by PFPC Inc., not the funds.

      Under separate contracts with PaineWebber dated March 23, 1989 with respect to Money Fund, March 1, 1989 with respect to Tax-Free Fund, September 10, 1990 with respect to Managed Municipal Trust and April 13, 1995 with respect to Municipal Money Market Series ("Mitchell Hutchins Contracts"), Mitchell Hutchins serves as each fund's sub-adviser and sub-administrator. Under the Mitchell Hutchins Contracts, PaineWebber (not the funds) pays Mitchell Hutchins fees, computed daily and paid monthly, at an annual rate of 20% of the fee paid by each fund to PaineWebber under the PaineWebber Contracts.

      For the periods indicated, PaineWebber paid (or accrued) to Mitchell Hutchins the following fees.


                                                                FOR THE FISCAL YEARS ENDED JUNE 30,
                                               -----------------------------------------------------------------------
                                                                 1999                   1998                     1997
                                                                 ----                   ----                     ----

Money Market Portfolio.................                  $ 12,733,572           $ 10,171,814              $ 8,194,582

U.S. Government Portfolio..............                     1,161,554              1,002,123                  986,378

Tax-Free Fund..........................                     2,187,431              2,022,222                1,895,926

California Municipal Money Fund........                       580,210                533,481                  498,629

New Jersey Municipal Money Fund........                        65,188                 58,870                   47,963

New York Municipal Money Fund..........                       399,958                333,722                  347,773

      Under the terms of the PaineWebber Contracts, each fund bears all expenses incurred in its operation that are not specifically assumed by PaineWebber. General expenses of a Corporation or Trust not readily identifiable as belonging to a specific fund or to any other series of the Corporation or Trust are allocated among series by or under the direction of the Corporation's or Trust's board in such manner as the board deems fair and equitable. Expenses borne by the funds include the following (or each fund's share of the following): (1) the cost (including brokerage commissions and other transaction costs, if any) of securities purchased or sold by the funds and any losses incurred in connection therewith, (2) fees payable to and expenses incurred on behalf of the funds by PaineWebber, (3) organizational expenses, (4) filing fees and expenses relating to the registration and qualification of the shares of the funds under federal and state securities laws and maintaining such registrations and qualifications,
(5) fees and salaries payable to the board members and officers who are not interested persons of a Corporation or a Trust, or of PaineWebber, (6) all expenses incurred in connection with the board members' services, including travel expenses, (7) taxes (including any income or franchise taxes) and governmental fees, (8) costs of any liability, uncollectable items of deposit and other insurance or fidelity bonds, (9) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against a Corporation or Trust, or a fund for violation of any law, (10) legal, accounting and auditing expenses, including legal fees of special counsel for those board members who are not interested persons of a Corporation or Trust, (11) charges of custodians, transfer agents and other agents, (12) expenses of setting in type and printing prospectuses and supplements thereto, reports and statements to shareholders and proxy material for existing shareholders, (13) costs of mailing prospectuses and supplements thereto, statements of additional information and supplements thereto, reports and proxy materials to existing shareholders, (14) any extraordinary expenses (including fees and disbursements of counsel, costs of actions, suits or proceedings to which a Corporation or Trust is a party and the expenses a Corporation or Trust may incur as a result of its legal obligation to provide indemnification to its officers, board members, agents and shareholders) incurred by a fund, (15) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations, (16) costs of mailing and tabulating proxies and costs of shareholders meetings, the board and any committees thereof, (17) the cost of investment company literature and other publications provided to the board members and officers, and (18) costs of mailing, stationery and communications equipment.

      Under the PaineWebber and Mitchell Hutchins Contracts (collectively, "Contracts"), PaineWebber or Mitchell Hutchins will not be liable for any error of judgment or mistake of law or for any loss suffered by a fund in connection with the performance of the Contracts, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of PaineWebber or Mitchell Hutchins in the performance of its duties or from reckless disregard of its duties and obligations thereunder.

      The Contracts are terminable with respect to each fund at any time without penalty by vote of the applicable board or by vote of the holders of a majority of the outstanding voting securities of that fund on 60 days' written notice to PaineWebber or Mitchell Hutchins, as the case may be. The PaineWebber Contracts are also terminable without penalty by PaineWebber on 60 days' written notice to the appropriate Corporation or Trust, and the Mitchell Hutchins Contracts are terminable without penalty by PaineWebber or Mitchell Hutchins on 60 days' written notice to the other party. The Contracts terminate automatically upon their assignment, and each Mitchell Hutchins Contract also terminates automatically upon the assignment of the applicable PaineWebber Contract.

      The following table shows the approximate net assets as of July 31, 1999, sorted by category of investment objective, of the investment companies as to which Mitchell Hutchins serves as adviser or sub-adviser. An investment company may fall into more than one of the categories below.

                                                                                NET ASSETS
                            INVESTMENT CATEGORY                                   ($ MIL)
                            -------------------                                 ----------

         Domestic (excluding Money Market)..........................            $ 8,159.6
         Global.....................................................              4,524.1
         Equity/Balanced............................................              7,791.1
         Fixed Income (excluding Money Market)......................              4,892.6
                  Taxable Fixed Income..............................              3,363.8
                  Tax-Free Fixed Income.............................              1,528.8
         Money Market Funds.........................................             35,370.8


      Mitchell Hutchins personnel may invest in securities for their own accounts pursuant to a code of ethics that describes the fiduciary duty owed to shareholders of the PaineWebber funds and other Mitchell Hutchins' advisory accounts by all Mitchell Hutchins' directors, officers and employees, establishes procedures for personal investing and restricts certain transactions. For example, employee accounts generally must be maintained at PaineWebber, personal trades in most securities require pre-clearance and short-term trading and participation in initial public offerings generally are prohibited. In addition, the code of ethics puts restrictions on the timing of personal investing in relation to trades by the PaineWebber mutual funds and other Mitchell Hutchins advisory clients.

      DISTRIBUTION ARRANGEMENTS. PaineWebber acts as distributor of shares of the funds under separate distribution contracts with each Corporation or Trust ("Distribution Contracts") which require PaineWebber to use its best efforts, consistent with its other business, to sell shares of the funds. Shares of the funds are offered continuously. Payments by each fund (other than Money Market Portfolio) to compensate PaineWebber for certain expenses incurred in connection with its activities in providing certain shareholder and account maintenance services are authorized under the Distribution Contracts and made in accordance with related plans of distribution ("Plans") adopted by each Corporation or Trust with respect to those funds in the manner prescribed by Rule 12b-1 under the 1940 Act. No such payments have been authorized for Money Market Portfolio.

      Under plans of distribution adopted in the manner prescribed by Rule 12b-1 under the Investment Company Act ("Plan"), each fund (other than Money Market Portfolio) pays PaineWebber a service fee, computed daily and payable monthly. Under its Plan, New Jersey Municipal Money Fund pays service fees to PaineWebber at the annual rate of 0.12% of its average daily net assets. Each other fund currently pays service fees to PaineWebber at the annual rate of 0.125% of its average daily net assets, although its Plan authorizes it to pay service fees to PaineWebber at an annual rate of up to 0.15%. Any increase from the 0.125% annual rate would require prior approval of the applicable board.

      PaineWebber uses the 12b-1 service fees to pay PaineWebber Financial Advisors and correspondent firms for shareholder servicing. The fee is also used to offset PaineWebber's other expenses in servicing and maintaining shareholder accounts. These expenses may include the costs of the PaineWebber branch office in which the Financial Advisor is based, such as rent, communications equipment, employee salaries and other overhead costs.

      Among other things, each Plan provides that (1) PaineWebber will submit to the board at least quarterly, and the board members will review, reports regarding all amounts expended under the Plan and the purposes for which such expenditures were made, (2) the Plan will continue in effect only so long as it is approved at least annually, and any material amendment thereto is approved, by the board, including those board members who are not "interested persons" of the Corporation or Trust and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan, acting in person at a meeting called for that purpose, (3) payments by a Fund under the Plan shall not be materially increased without the affirmative vote of the holders of a majority of the affected Fund's outstanding shares and (4) while the Plan remains in effect, the selection and nomination of board members who are not "interested persons" of the Corporation or Trust shall be committed to the discretion of the board members who are not "interested persons" of the Corporation or Trust.

      The funds paid (or accrued) the following service fees to PaineWebber under the Plans during the fiscal year ended June 30, 1999:

         U.S. Government Portfolio..................      $ 1,745,753
         Tax-Free Fund..............................        3,172,622
         California Municipal Money Fund............          773,026
         New Jersey Municipal Money Fund............           78,224
         New York Municipal Money Fund..............          516,986

      PaineWebber   estimates   that  it  incurred  the  following   shareholder
service-related expenses with respect to each fund during the fiscal year ended June 30, 1999:


                                                       SERVICE FEES PAID TO       RMA
                                                             PAINEWEBBER        SERVICE    ALLOCATED
                                                        FINANCIAL ADVISORS      CENTER       COSTS
                                                        -------------------     ------     ---------


  U.S. Government Portfolio.................               $ 279,320          $ 93,500     $ 230,961
  Tax-Free Fund.............................                 507,619            93,500       353,122
  California Municipal Money Fund...........                 123,684            93,500       142,607
  New Jersey Municipal Money Fund...........                  13,003            93,500        49,157
  New York Municipal Money Fund.............                  82,718            93,500       116,702


      "Allocated costs" include various internal costs allocated by PaineWebber to its efforts at providing certain shareholder and account maintenance services. These internal costs encompass office rent, salaries and other overhead expenses of various PaineWebber departments and areas of operations.

      In approving the continuance of the Plan for a fund, the applicable board considered all features of the distribution system for the fund, including (1) PaineWebber's view that the payment of service fees at the annual rate of 0.02% of the average daily net assets of the fund held in shareholder accounts serviced by PaineWebber Financial Advisors and correspondent firms was attractive to such Financial Advisors and correspondent firms and would result in greater growth of the fund than might otherwise be the case, (2) the extent to which fund shareholders might benefit from economies of scale resulting from growth in the fund's assets and shareholder account size and the potential for continued growth, (3) the services provided to the fund and its shareholders by PaineWebber pursuant to the applicable Distribution Contract, (4) PaineWebber's expenses and costs under the Plan as described above and (5) the fact that the expense of the Plan to funds with breakpoints in their advisory and administration fees could be offset if the Plan is successful by the lower fee rates that may be triggered as assets reach higher levels.

      With respect to each Plan, the applicable board considered the benefits that would accrue to PaineWebber under the Plan in that PaineWebber would receive service and advisory fees that are calculated based upon a percentage of the average net assets of the fund, which fees would increase if the Plan is successful and the fund attains and maintains increased asset levels.


                             PORTFOLIO TRANSACTIONS

      The funds purchase portfolio securities from dealers and underwriters as well as from issuers. Securities are usually traded on a net basis with dealers acting as principal for their own accounts without a stated commission. Prices paid to dealers in principal transactions generally include a "spread," which is the difference between the prices at which the dealer is willing to purchase and sell a specific security at the time. When securities are purchased directly from an issuer, no commissions or discounts are paid. When securities are purchased in underwritten offerings, they include a fixed amount of compensation to the underwriter. During its past three fiscal years, no fund has paid any brokerage commissions; therefore, none has allocated any brokerage transactions for research, analysis, advice and similar services.

      For purchases or sales with broker-dealer firms that act as principal, Mitchell Hutchins seeks best execution. Although Mitchell Hutchins may receive certain research or execution services in connection with these transactions, it will not purchase securities at a higher price or sell securities at a lower price than would otherwise be paid if no weight was attributed to the services provided by the executing dealer. Mitchell Hutchins may engage in agency transactions in over-the-counter securities in return for research and execution services. These transactions are entered into only pursuant to procedures that are designed to ensure that the transaction (including commissions) is at least as favorable as it would have been if effected directly with a market-maker that did not provide research or execution services.

      Research services and information received from brokers or dealers are supplemental to Mitchell Hutchins' own research efforts and, when utilized, are subject to internal analysis before being incorporated into its investment processes. Information and research services furnished by brokers or dealers through which or with which the funds effect securities transactions may be used by Mitchell Hutchins in advising other funds or accounts and, conversely, research services furnished to Mitchell Hutchins by brokers or dealers in connection with other funds or accounts that its advises may be used in advising the funds.

      Investment decisions for a fund and for other investment accounts managed by Mitchell Hutchins are made independently of each other in light of differing considerations for the various accounts. However, the same investment decision may occasionally be made for a fund and one or more accounts. In those cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated between that fund and the other account(s) as to amount according to a formula deemed equitable to the fund and the other account(s). While in some cases this practice could have a detrimental effect upon the price or value of the security as far as a fund is concerned, or upon its ability to complete its entire order, in other cases it is believed that simultaneous transactions and the ability to participate in volume transactions will benefit the fund.


HOLDINGS OF REGULAR BROKER-DEALERS

      As of June 30, 1999, Money Market Portfolio owned commercial paper and other short-term obligations issued by the following persons who are regular broker-dealers for the fund:



                       ISSUER                                  TYPE OF SECURITY                     VALUE
                       ------                                  ----------------                     -----
   Bear Stearns Companies Incorporated              commercial paper/short-term corporate      $ 144,786,800
                                                                  obligation
   Goldman Sachs Group Incorporated                            commercial paper                  129,602,254
   Lehman Brothers                                     short-term corporate obligation            25,006,450
   Merrill Lynch & Company Incorporated             commercial paper/short-term corporate        319,339,570
                                                                  obligation
   Morgan Stanley, Dean Witter & Company            commercial paper/short-term corporate        294,618,236
                                                                  obligation



                 ADDITIONAL INFORMATION REGARDING REDEMPTIONS

      Each fund may suspend redemption privileges or postpone the date of payment during any period (1) when the New York Stock Exchange is closed or trading on the New York Stock Exchange is restricted as determined by the SEC,
(2) when an emergency exists, as defined by the SEC, that makes it not reasonably practicable for a fund to dispose of securities owned by it or to determine fairly the market value of its assets or (3) as the SEC may otherwise permit. The redemption price may be more or less than the shareholder's cost, depending on the market value of the fund's portfolio at the time, although each fund attempts to maintain a constant net asset value of $1.00 per share.

      If conditions exist that make cash payments undesirable, California Municipal Money Fund and New York Municipal Money Fund each reserve the right to honor any request for redemption by making payment in whole or in part in securities chosen by the fund and valued in the same way as they would be valued for purposes of computing the fund's net asset value. If payment is made in securities, a shareholder may incur brokerage expenses in converting these securities into cash. Managed Municipal Trust has elected, however, to be governed by Rule 18f-1 under the 1940 Act, under which it is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of a fund during any 90-day period for one shareholder. This election is irrevocable unless the SEC permits its withdrawal.

      Under normal circumstances, a fund will redeem shares when so requested by a shareholder's broker-dealer other than PaineWebber by telegram or telephone to PaineWebber. Such a redemption order will be executed at the net asset value next determined after the order is received by PaineWebber. Redemptions of fund shares effected through a broker-dealer other than PaineWebber may be subject to a service charge by that broker-dealer.


                               VALUATION OF SHARES

      Each fund uses its best efforts to maintain its net asset value at $1.00 per share. Each fund's net asset value per share is determined by State Street Bank and Trust Company ("State Street") as of 12:00 noon, Eastern time, on each Business Day. As defined in the Prospectus, "Business Day" means any day on which State Street's Boston offices and the New York City offices of PaineWebber and PaineWebber's bank, The Bank of New York, are all open for business. One or more of these institutions will be closed on the observance of the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Patriot's Day, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving Day and Christmas Day.

      Each fund values its portfolio securities in accordance with the amortized cost method of valuation under Rule 2a-7 ("Rule") under 1940 Act. To use amortized cost to value its portfolio securities, a fund must adhere to certain conditions under the Rule relating to the fund's investments, some of which are discussed in the Prospectus and this SAI. Amortized cost is an approximation of market value, whereby the difference between acquisition cost and value at maturity of the instrument is amortized on a straight-line basis over the remaining life of the instrument. The effect of changes in the market value of a security as a result of fluctuating interest rates is not taken into account, and thus the amortized cost method of valuation may result in the value of a security being higher or lower than its actual market value. If a large number of redemptions take place at a time when interest rates have increased, a fund might have to sell portfolio securities prior to maturity and at a price that might not be desirable.

      Each board has established procedures for the purpose of maintaining a constant net asset value of $1.00 per share, which include a review of the extent of any deviation of net asset value per share, based on available market quotations, from the $1.00 amortized cost per share. If that deviation exceeds 1/2 of 1% for any fund, its board will promptly consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include redeeming shares in kind, selling portfolio securities prior to maturity, reducing or withholding dividends and utilizing a net asset value per share as determined by using available market quotations. Each fund will maintain a dollar-weighted average portfolio maturity of 90 days or less and except as otherwise indicated herein will not purchase any instrument having, or deemed to have, a remaining maturity of more than 397 days, will limit portfolio investments, including repurchase agreements, to those U.S. dollar-denominated instruments that are of high quality and that Mitchell Hutchins, acting pursuant to the procedures, determines present minimal credit risks and will comply with certain reporting and recordkeeping procedures. There is no assurance that constant net asset value per share will be maintained. If amortized cost ceases to represent fair value, the relevant board will take appropriate action.

      In determining the approximate market value of portfolio investments, each fund may employ outside organizations, which may use a matrix or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments. This may result in the securities being valued at a price different from the price that would have been determined had the matrix or formula method not been used. Other assets, if any, are valued at fair value as determined in good faith by or under the direction of the applicable board.


                             PERFORMANCE INFORMATION

      The funds' performance data quoted in advertising and other promotional materials ("Performance Advertisements") represent past performance and are not intended to indicate future performance. The investment return will fluctuate.

      TOTAL  RETURN   CALCULATIONS.   Average   annual   total   return   quotes
("Standardized Return") used in each fund's Performance Advertisements are calculated according to the following formula:

               n
       P(1 + T)   =  ERV
     where:  P    =  a hypothetical initial payment of $1,000 to purchase shares
             T    =  average annual total return of shares
             n    =  number of years
           ERV    = ending redeemable value of a hypothetical $1,000 payment at the beginning of that period.

      Under the foregoing formula, the time periods used in Performance Advertisements will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertisement for publication. Total return, or "T" in the formula above, is computed by finding the average annual change in the value of an initial $1,000 investment over the period. All dividends are assumed to have been reinvested at net asset value.

      The funds may also advertise other performance data, which may consist of the annual or cumulative return (including short-term capital gain, if any) earned on a hypothetical investment in the fund since it began operations or for shorter periods. This return data may or may not assume reinvestment of dividends (compounding).

      The following tables show performance information for the funds' shares outstanding for the periods indicated. All returns for periods of more than one year are expressed as an average annual return.

                                                    U.S.                    CALIFORNIA     NEW JERSEY     NEW YORK
                                     MONEY         GOVERN-                   MUNICIPAL      MUNICIPAL     MUNICIPAL
                                     MARKET          MENT       TAX-FREE       MONEY         MONEY          MONEY
                                   PORTFOLIO      PORTFOLIO       FUND         FUND          FUND           FUND
                                   ---------      ---------       ----         ----          ----           ----
(INCEPTION DATE)                   (10/4/82)      (10/4/82)     (10/4/82)   (11/7/88)      (2/10/91)     (11/10/88)
                                   ---------      ---------     ---------   ---------      ---------     ----------

Year ended June 30, 1999:
    Standardized Return.........       4.76%        4.45%        2.67%       2.31%          2.21%          2.50%
Five Years ended
June 30, 1999:
    Standardized Return.........       5.05%        4.82%        2.97%       2.77%          2.54%          2.81%
Ten Years ended
June 30, 1999 or (if less)
life of fund:
    Standardized Return.........       5.13%        4.88%        3.24%       3.03%          1.26%          3.03%


      YIELD. Each fund computes its yield and effective yield quotations using standardized methods required by the SEC. Each fund from time to time advertises
(1) its current yield based on a recently ended seven-day period, computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from that shareholder account, dividing the difference by the value of the account at the beginning of the base period to obtain the base period return and then multiplying the base period return by (365/7), with the resulting yield figure carried to at least the nearest hundredth of one percent; and (2) its effective yield based on the same seven-day period by compounding the base period return by adding 1, raising the sum to a power equal to (365/7), and subtracting 1 from the result, according to the following formula:

                                                       365/7
            EFFECTIVE YIELD = [(BASE PERIOD RETURN + 1)     ] - 1

      Each municipal fund from time to time also advertises its tax-equivalent yield and tax-equivalent effective yield, also based on a recently ended seven-day period. These quotations are calculated by dividing that portion of the fund's yield (or effective yield, as the case may be) that is tax-exempt by 1 minus a stated income tax rate and adding the product to that portion, if any, of the fund's yield that is not tax-exempt, according to the following formula:

                             [  E   ]
      TAX EQUIVALENT YIELD = [------] + t
                             [ 1-p  ]

      E   =   tax-exempt yield of a class of shares

      p   =   stated income tax rate

      t   =   taxable yield of a Class of shares

      Yield may fluctuate daily and does not provide a basis for determining future yields. Because the yield of each fund fluctuates, it cannot be compared with yields on savings accounts or other investment alternatives that provide an agreed to or guaranteed fixed yield for a stated period of time. However, yield information may be useful to an investor considering temporary investments in money market instruments. In comparing the yield of one money market fund to another, consideration should be given to each fund's investment policies, including the types of investments made, the average maturity of the portfolio securities and whether there are any special account charges that may reduce the yield.

      The following yields are for the seven-day period ended June 30, 1999:


                                                               EFFECTIVE
                                                     YIELD       YIELD
                                                     -----       -----

       Money Market Portfolio.................       4.47%       4.56%
       U.S. Government Portfolio..............       4.13%       4.21%
       Tax-Free Fund..........................       2.84%       2.88%
       California Municipal Money Fund........       2.63%       2.66%
       New Jersey Municipal Money Fund........       2.42%       2.45%
       New York Municipal Money Fund..........       2.74%       2.78%

      The following tax equivalent yields are based, in each case, on the maximum individual tax rates and are also for the seven-day period ended June 30, 1999:


                                                                        TAX EQUIVALENT      TAX EQUIVALENT
                                                                             YIELD          EFFECTIVE YIELD
                                                                             -----          ---------------


Tax-Free Fund (assuming a federal tax rate of 39.6%)..............           4.70%               4.77%
California Municipal Money Fund (assuming a combined federal and
    California State tax rate of 45.22%)..........................           4.80%               4.86%
New Jersey Municipal Money Fund (assuming a combined federal and
    New Jersey State tax rate of 43.45%)..........................           4.28%               4.33%
New York Municipal Money Fund (assuming a combined federal, New
    York State and New York City tax rate of 46.05%)..............           5.08%               5.15%
New York Municipal Money Fund (assuming an effective combined
    federal and New York State tax rate of 43.74%)................           4.87%               4.94%



      OTHER INFORMATION. The funds' performance data quoted in advertising and other promotional materials ("Performance Advertisements") represent past performance and are not intended to predict or indicate future results. The return on an investment in each fund will fluctuate. In Performance Advertisements, the funds may compare their standardized or non-standardized return and taxable or tax-free yields with data published by Lipper Analytical Services, Inc. for money funds ("Lipper"), CDA Investment Technologies, Inc. ("CDA"), IBC/ Donoghue's Money Market Fund Report ("Donoghue"), Wiesenberger Investment Companies Service ("Wiesenberger"), Investment Company Data Inc. ("ICD") or Morningstar Mutual Funds ("Morningstar"), or with the performance of recognized stock and other indexes, including the Standard & Poor's 500 Composite Stock Price Index, the Dow Jones Industrial Average, the Merrill Lynch Municipal Bond Indices, the Morgan Stanley Capital World Index, the Lehman Brothers Treasury Bond Index, the Lehman Brothers Government-Corporate Bond Index, the Salomon Smith Barney Government Bond Index and the Consumer Price Index as published by the U.S. Department of Commerce. The Funds also may refer in such materials to mutual fund performance rankings and other data, such as comparative asset, expense and fee levels, published by Lipper, CDA, Donoghue, Wiesenberger, ICD or Morningstar. Performance Advertisements also may refer to discussions of the Funds and comparative mutual fund data and ratings reported in independent periodicals, including THE WALL STREET JOURNAL, MONEY Magazine, FORBES, BUSINESS WEEK, FINANCIAL WORLD, BARRON'S, FORTUNE, THE NEW YORK TIMES, THE CHICAGO TRIBUNE, THE WASHINGTON POST and THE KIPLINGER LETTERS.

      Each fund may include discussions or illustrations of the effects of compounding in Performance Advertisements. "Compounding" refers to the fact that, if dividends on a fund investment are reinvested by being paid in additional fund shares, any future income of the fund would increase the value, not only of the original fund investment, but also of the additional fund shares received through reinvestment. As a result, the value of a fund investment would increase more quickly than if dividends had been paid in cash.

      Each fund may also compare its performance with the performances of bank certificates of deposit ("CDs") as measured by the CDA Certificate of Deposit Index and the Bank Rate Monitor National Index and the averages of yields of CDs of major banks published by Banxquotes(R). Money Markets. In comparing a fund's performance to CD performance, investors should keep in mind that bank CDs are insured in whole or in part by an agency of the U.S. government and offer fixed principal and fixed or variable rates of interest and that bank CD yields may vary depending on the financial institution offering the CD and prevailing interest rates. Advertisements and other promotional materials for the funds or for the PaineWebber Resource Management Account(R) ("RMA") and Business Services Accountsm ("BSA") programs may compare features of the RMA and BSA programs to those offered by bank checking accounts and other bank accounts. Bank accounts are insured in whole or in part by an agency of the U.S. government and may offer a fixed rate of return. Fund shares are not insured or guaranteed by the U.S. government, and returns thereon will fluctuate. While each fund seeks to maintain a stable net asset value of $1.00 per share, there can be no assurance that it will be able to do so.

                                      TAXES

      QUALIFICATION AS A REGULATED INVESTMENT COMPANY. To continue to qualify for treatment as a regulated investment company ("RIC") under the Internal Revenue Code, each fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of taxable net investment income and net short-term capital gain, if any) plus, in the case of each municipal fund, its net interest income excludable from gross income under section 103(a) of the Internal Revenue Code, and must meet several additional requirements. With respect to each fund, these requirements include the following: (1) the fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of securities and certain other income; (2) at the close of each quarter of the fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities and other securities, with these other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the fund's total assets; and (3) at the close of each quarter of the fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities) of any one issuer. If a fund failed to qualify for treatment as a RIC for any taxable year,
(a) it would be taxed as an ordinary corporation on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders and (b) the shareholders would treat all those distributions, including distributions that otherwise would be "exempt-interest dividends" described in the following paragraph, as dividends (that is, ordinary income) to the extent of the fund's earnings and profits. In addition, the fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for RIC treatment.

      Dividends paid by a municipal fund will qualify as "exempt-interest dividends," and thus will be excludable from gross income by its shareholders, if it satisfies the additional requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of securities the interest on which is excludable from gross income under section 103(a). Each municipal fund intends to continue to satisfy this requirement. The aggregate amount annually designated by a municipal fund as exempt-interest dividends may not exceed its interest for the year that is excludable under section 103(a) over certain amounts disallowed as deductions. The shareholders' treatment of dividends from the municipal funds under state and local income tax laws may differ from the treatment thereof under the Internal Revenue Code.

      Tax-exempt interest attributable to certain PABs (including, in the case of a municipal fund receiving interest on those bonds, a proportionate part of the exempt-interest dividends paid by that fund) is an item of tax preference for purposes of the federal alternative minimum tax ("AMT"). Exempt-interest dividends received by a corporate shareholder also may be indirectly subject to the AMT without regard to whether a municipal fund's tax-exempt interest was attributable to those bonds. PABs are issued by or on behalf of public authorities to finance various privately operated facilities and are described in the Prospectus.

      Entities or persons who are "substantial users" (or persons related to "substantial users") of facilities financed by IDBs or PABs should consult their tax advisers before purchasing shares of a municipal fund because, for users of certain of these facilities, the interest on those bonds is not exempt from federal income tax. For these purposes, the term "substantial user" is defined generally to include a "non-exempt person" who regularly uses in trade or business a part of a facility financed from the proceeds of IDBs or PABs.

      Up to 85% of social security and railroad retirement benefits may be included in taxable income for recipients whose adjusted gross income (including income from tax-exempt sources such as a municipal fund) plus 50% of their benefits exceeds certain base amounts. Exempt-interest dividends from the municipal funds still are tax-exempt to the extent described above and in the Prospectus; they are only included in the calculation of whether a recipient's income exceeds the established amounts.

      If a municipal fund invests in any instruments that generate taxable income, under the circumstances described in the Prospectus and in the discussion of municipal market discount bonds below, the portion of any fund dividend attributable to the interest earned thereon will be taxable to its shareholders as ordinary income to the extent of its earnings and profits and only the remaining portion will qualify as an exempt-interest dividend. The respective portions will be determined by the "actual earned" method, under which the portion of any dividend that qualifies as an exempt-interest dividend may vary, depending on the relative proportions of tax-exempt and taxable interest earned during the dividend period. Moreover, if a municipal fund realizes capital gain as a result of market transactions, any distribution of that gain will be taxable to its shareholders.

      Each municipal fund may invest in municipal bonds that are purchased, generally not on their original issue, with market discount (that is, at a price less than the principal amount of the bond or, in the case of a bond that was issued with original issue discount, a price less than the amount of the issue price plus accrued original issue discount) ("municipal market discount bonds"). If a bond's market discount is less than the product of (1) 0.25% of the redemption price at maturity times (2) the number of complete years to maturity after the taxpayer acquired the bond, then no market discount is considered to exist. Gain on the disposition of a municipal market discount bond (other than a bond with a fixed maturity date within one year from its issuance) generally is treated as ordinary (taxable) income, rather than capital gain, to the extent of the bond's accrued market discount at the time of disposition. Market discount on such a bond generally is accrued ratably, on a daily basis, over the period from the acquisition date to the date of maturity. In lieu of treating the disposition gain as above, a municipal fund may elect to include market discount in its gross income currently, for each taxable year to which it is attributable.

      Dividends from investment company taxable income paid to a shareholder who, as to the United States, is a nonresident alien individual, nonresident alien fiduciary of a trust or estate, foreign corporation or foreign partnership ("foreign shareholder") generally are subject to a 30% withholding tax, unless the applicable tax rate is reduced by a treaty between the United States and the shareholder's country of residence. Withholding does not apply to a dividend paid to a foreign shareholder that is "effectively connected with the [shareholder's] conduct of a trade or business within the United States," in which case the withholding requirements applicable to domestic taxpayers apply. Exempt-interest dividends paid by the municipal funds are not subject to withholding.

      Each fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year substantially all its ordinary (I.E., taxable) income for that year and any capital gain net income for the one-year period ending October 31 of that year, plus certain other amounts.

      CALIFORNIA TAXES. In any year in which California Municipal Money Fund qualifies as a RIC under the Internal Revenue Code and 50% or more of its assets at the close of each quarter of its taxable year are invested in obligations the interest on which is exempt from personal income taxation by the State of
California, the fund will be qualified under California law to pay "exempt-interest" dividends which will be exempt from the California personal income tax.

      Individual shareholders of California Municipal Money Fund who reside in California will not be subject to California personal income tax on distributions received from the Fund to the extent such distributions are attributable to interest on tax-exempt obligations issued by the State of California or a California local government (or interest earned on tax-exempt obligations of U.S. possessions or territories), provided that the fund satisfies the requirement of California law that at least 50% of its assets at the close of each quarter of its taxable year be invested in obligations the interest on which is exempt from personal income taxation by the State of California. Income distributions from the fund that are attributable to sources other than those described in the preceding sentence will generally be taxable to such shareholders as ordinary income. However, distributions from the fund, if any, that are derived from interest on obligations of the U.S. government may also be designated by the fund and treated by its shareholders as exempt from California personal income tax, provided that the foregoing 50% requirement is satisfied. In addition, distributions to such shareholders other than exempt-interest dividends will be includable in income subject to the California alternative minimum tax.

      Shareholders of California Municipal Money Fund who are subject to the California corporate franchise tax will be required to include distributions of investment income and capital gains in their taxable income for purposes of that tax. In addition, such distributions may be includable in income subject to the alternative minimum tax.

      Shares of California Municipal Money Fund will not be subject to the California property tax.

      The foregoing is a general, abbreviated summary of certain of the provisions of the tax laws of the State of California presently in effect as they directly govern the taxation of shareholders of California Municipal Money Fund. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to fund transactions. Shareholders are advised to consult with their own tax advisers for more detailed information concerning California tax matters.

     NEW JERSEY TAXES. New Jersey Municipal Money Fund anticipates that substantially all dividends paid by it will not be subject to the New Jersey gross income tax. In accordance with the provisions of New Jersey law as currently in effect, distributions paid by a "qualified investment fund" will not be subject to the New Jersey gross income tax to the extent the distributions are attributable to income received as interest or gain from New Jersey Municipal Securities or direct U.S. government obligations or certain other specified obligations. To be classified as a qualified investment fund, at least 80% of the fund's investments must consist of such obligations. Distributions by a qualified investment fund that are attributable to most other sources will be subject to the New Jersey gross income tax. If the fund continues to qualify as a qualified investment fund, any gain on the redemption of its shares will not be subject to the New Jersey gross income tax. To the extent a shareholder of the fund is obligated to pay state or local taxes outside of New Jersey, dividends earned by such shareholder may represent taxable income.

      The shares of New Jersey Municipal Money Fund are not subject to property taxation by New Jersey or its political subdivisions.

      The foregoing is a general, abbreviated summary of certain of the applicable provisions of New Jersey tax law presently in effect. These provisions are subject to change by legislative, judicial or administrative action and any such change may be either prospective or retroactive with respect to Fund transactions. Shareholders are urged to consult with their own tax advisers for more detailed information concerning New Jersey State tax matters.

      NEW YORK TAXES. Individual shareholders of New York Municipal Money Fund will not be required to include in their gross income for New York State and City purposes any portion of distributions received from New York Municipal Money Fund to the extent such distributions are directly attributable to interest earned on tax-exempt obligations issued by New York State or any political subdivisions thereof (including New York City) or interest earned on obligations of U.S. possessions or territories to the extent interest on such obligations is exempt from state taxation pursuant to federal law, provided that New York Municipal Money Fund qualifies as a RIC under the Internal Revenue Code and satisfies certain requirements, among others, that at least 50% of its assets at the close of each quarter of its taxable year constitute obligations which are tax-exempt for federal income tax purposes. Distributions from New York Municipal Money Fund which are attributable to sources other than those described in the preceding sentence (including interest on obligations of other states and their political subdivisions) will generally be taxable to such individual shareholders as ordinary income.

      Shareholders of New York Municipal Money Fund that are subject to the New York State corporate franchise tax or the New York City general corporation tax will be required to include exempt-interest dividends paid by New York Municipal Money Fund in their "entire net income" for purposes of such taxes and will be required to include their shares of New York Municipal Money Fund in their investment capital for purposes of such taxes.

      Shareholders of New York Municipal Money Fund will not be subject to the unincorporated business taxation imposed by New York City solely by reason of their ownership of shares in New York Municipal Money Fund. If a shareholder is subject to the unincorporated business tax, income and gains distributed by New York Municipal Money Fund will be subject to such tax except, in general, to the extent such distributions are directly attributable to interest earned on tax-exempt obligations issued by New York State or any political subdivision thereof (including New York City).

      Shares of New York Municipal Money Fund will not be subject to property taxes imposed by New York State or City.

      Interest on indebtedness incurred by shareholders to purchase or carry shares of New York Municipal Money Fund (and certain other expenses relating thereto) generally will not be deductible for New York State or City personal income tax purposes.

      Interest income of New York Municipal Money Fund which is distributed to shareholders will generally not be taxable to New York Municipal Money Fund for purposes of the New York State corporate franchise tax or City general corporation tax.

      New York Municipal Money Fund is subject to the corporate franchise (income) tax measured by the entire net income base, the minimum taxable income base or the fixed dollar minimum, whichever is greater. "Entire net income" of New York Municipal Money Fund is federal "investment company taxable income" with certain modifications. In addition, New York Municipal Money Fund generally is permitted to deduct dividends paid to its shareholders in determining its federal taxable income.

      The foregoing is a general summary of certain provisions of federal, New York State and City tax laws currently in effect as they directly govern the taxation of shareholders of New York Municipal Money Fund. Further, these provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to New York Municipal Money Fund's transactions. Shareholders are advised to consult with their own tax advisers for more detailed information concerning tax matters.

      TAX-FREE INCOME VS. TAXABLE INCOME--TAX-FREE FUND. Table I below illustrates approximate equivalent taxable and tax-free yields at the 1999 federal individual income tax rates in effect on the date of this SAI. For example, a couple with taxable income of $90,000 in 1999, or a single individual with taxable income of $55,000 in 1999, whose investments earn a 3% tax-free yield, would have to earn a 4.17% taxable yield to receive the same benefit.


                                  TABLE I. 1999 FEDERAL TAXABLE VS. TAX-FREE YIELDS*


      TAXABLE INCOME (000'S)                                        A TAX-FREE YIELD OF
-----------------------------------                ------------------------------------------------------
     SINGLE             JOINT        FEDERAL TAX         3.00%        4.00%         5.00%         6.00%
     RETURN            RETURN          BRACKET         IS EQUAL TO A TAXABLE YIELD OF APPROXIMATELY
---------------------------------------------------------------------------------------------------------

     $ 0 -   25.8        0  - 43.1        15.00%         3.53%        4.71%         5.88%         7.06%
    25.8  -  62.5     43.1 - 104.1        28.00          4.17         5.56          6.94          8.33
     62.5 - 130.3     104.1 -158.6        31.00          4.35         5.80          7.25          8.70
    130.3 - 283.2     158.6 -283.2        36.00          4.69         6.25          7.81          9.38
       Over 283.2       Over 283.2        39.60          4.97         6.62          8.28          9.93



--------------------

* The yields listed are for illustration only and are not necessarily representative of the fund's yield. The fund invests primarily in obligations the interest on which is exempt from federal income tax; however, some of the fund's investments may generate taxable income. Effective tax rates shown are those in effect on the date of this SAI; such rates might change after that date. Certain simplifying assumptions have been made. Any particular taxpayer's rate may differ. The effective rates reflect the highest tax bracket within each range of income listed. The figures set forth above do not reflect the federal alternative minimum tax, limitations on federal or state itemized deductions and personal exemptions or any state or local taxes payable on Fund distributions.

      TAX-FREE INCOME VS. TAXABLE INCOME--CALIFORNIA MUNICIPAL MONEY FUNd. Table II below illustrates approximate equivalent taxable and tax-free yields at the 1999 federal individual and 1998+ California personal income tax rates in effect on the date of this SAI. For example, a California couple with taxable income of $90,000 in 1999, or a single California individual with taxable income of $55,000 in 1999, whose investments earn a 3% tax-free yield, would have to earn a 4.59% taxable yield to receive the same benefit.


                      TABLE II. 1999 FEDERAL AND 1998 CALIFORNIA TAXABLE VS. TAX-FREE YIELDS*

                                         EFFECTIVE
                                         CALIFORNIA
        TAXABLE INCOME (000'S)              AND                       A TAX-FREE YIELD OF
---------------------------------------   FEDERAL     -----------------------------------------------------
      SINGLE               JOINT            TAX          3.00%          4.00%          5.00%       6.00%
      RETURN              RETURN          BRACKET         IS EQUAL TO A TAXABLE YIELD OF APPROXIMATELY
-----------------------------------------------------------------------------------------------------------

    $ 19.2  -  25.8    $ 38.4  -  43.1       20.10%      3.75%          5.01%          6.26%        7.51%
      25.8  -  26.6      43.1  -  53.3       32.32       4.43           5.91           7.39         8.87
      26.6  -  33.7      53.3  -  67.3       33.76       4.53           6.04           7.55         9.06
      33.7  -  62.5      67.3  - 104.1       34.70       4.59           6.13           7.66         9.19
       62.5 - 130.3      104.1 - 158.6       37.42       4.79           6.39           7.99         9.59
      130.3 - 283.2      158.6 - 283.2       41.95       5.17           6.89           8.61        10.34
         Over 283.2         Over 283.2       45.22       5.48           7.30           9.13        10.95


--------------------

* The yields listed are for illustration only and are not necessarily representative of the fund's yield. The fund invests primarily in obligations the interest on which is exempt from federal income tax and California personal income tax; however, some of the fund's investments may generate taxable income. Effective tax rates shown are those in effect on the date of this SAI; such rates might change after that date. Certain simplifying assumptions have been made. Any particular taxpayer's rate may differ. The effective rates reflect the highest tax bracket within each range of income listed. However, a California taxpayer within the lowest income ranges shown may fall within a lower effective tax bracket. The figures set forth above do not reflect the federal alternative minimum tax, limitations on federal or state itemized deductions and personal exemptions or any state or local taxes payable on fund distributions (other than California personal income taxes).

+ The rates shown reflect federal rates for 1999 and California rates for 1998 in effect as of the date hereof. Inflation adjusted income brackets for 1999 for California are not yet available, and the California rates thus are still subject to change with retroactive effect for 1999.

      TAX-FREE INCOME VS. TAXABLE INCOME--NEW JERSEY MUNICIPAL MONEY FUND. Table III below illustrates approximate equivalent taxable and tax-free yields at the federal individual and New Jersey gross income tax rates in effect on the date of this SAI. For example, a New Jersey couple with taxable income of $90,000 in 1999, or a single New Jersey individual with taxable income of $55,000 in 1999, whose investments earn a 3% tax-free yield, would have to earn a 4.41% taxable yield to receive the same benefit.


                        TABLE III. 1999 FEDERAL AND NEW JERSEY TAXABLE VS. TAX-FREE YIELDS*


                                        EFFECTIVE
      TAXABLE INCOME (000'S)            NEW JERSEY                         A TAX-FREE YIELD OF
------------------------------------       AND      ----------------------------------------------------
                                         FEDERAL
      SINGLE             JOINT             TAX           3.00%        4.00%        5.00%         6.00%
      RETURN            RETURN           BRACKET     IS EQUAL TO A TAXABLE YIELD OF APPROXIMATELY
--------------------------------------------------------------------------------------------------------

      $ 0  -  25.8       0  -  43.1        16.49%        3.59%        4.79%         5.99%        7.18%
     25.8  -  35.0    43.1  -  50.0        29.26         4.24         5.65          7.07         8.48
                      50.0  -  70.0        29.76         4.27         5.70          7.12         8.54
     35.0  -  40.0    70.0  -  80.0        30.52         4.32         5.76          7.20         8.64
     40.0  -  62.5     80.0 - 104.1        31.98         4.41         5.88          7.35         8.82
     62.5  -  75.0    104.1 - 150.0        34.81         4.60         6.14          7.67         9.20
      75.0 - 130.3    150.0 - 158.6        35.40         4.64         6.19          7.74.        9.29
     130.3 - 283.2    158.6 - 283.2        40.08         5.01         6.68          8.34        10.01
        Over 283.2       Over 283.2        43.45         5.30         7.07          8.84        10.61



--------------------

* The yields listed are for illustration only and are not necessarily representative of the fund's yield. The fund invests primarily in obligations the interest on which is exempt from federal income tax and New Jersey gross income tax; however, some of the fund's investments may generate taxable income. Effective tax rates shown are those in effect on the date of this SAI; such rates might change after that date. Certain simplifying assumptions have been made. Any particular taxpayer's rate may differ. The effective rates reflect the highest tax bracket within each range of income listed. However, a New Jersey taxpayer within the lowest income ranges shown may fall within a lower effective tax bracket. The figures set forth above do not reflect the federal alternative minimum tax, limitations on federal or state itemized deductions and personal exemptions or any state or local taxes payable on fund distributions (other than New Jersey personal income taxes).

      TAX-FREE INCOME VS. TAXABLE INCOME--NEW YORK MUNICIPAL MONEY FUNd. Table IV below illustrates approximate equivalent taxable and tax-free yields at the federal individual, and New York State and New York City personal, income tax rates in effect on the date of this SAI. For example, a New York City couple with taxable income of $90,000 in 1999, or a single individual with taxable income of $55,000 in 1999 who lives in New York City, whose investments earn a 3% tax-free yield, would have to earn a 4.66% taxable yield to receive the same benefit. A couple who lives in New York State outside of New York City with taxable income of $90,000 in 1999, or a single individual who lives in New York State outside of New York City with taxable income of $55,000 in 1999, would have to earn a 4.47% taxable yield to realize a benefit equal to a 3% tax-free yield.



                         TABLE IV. 1999 FEDERAL AND NEW YORK TAXABLE VS. TAX-FREE YIELDS*



       TAXABLE INCOME (000'S)            COMBINED                   A TAX-FREE YIELD OF
-------------------------------------    FEDERAL/    ---------------------------------------------------
                                         NYS/NYC
      SINGLE             JOINT            TAX             3.00%       4.00%      5.00%       6.00%
      RETURN             RETURN          BRACKET     IS EQUAL TO A TAXABLE YIELD OF APPROXIMATELY
-------------------------------------------------------------------------------------------------------

    $  0  -   25.8     $ 0  -   43.1     23.98%          3.95%        5.27%        6.58%        7.90%
    25.8  -   62.5     43.1  - 104.1     35.65           4.66         6.22         7.77         9.33
     62.5  - 130.3     104.1 - 158.6     38.37           4.87         6.49         8.11         9.74
    130.3  - 283.2     158.6 - 283.2     42.84           5.25         7.00         8.75        10.50
        Over 283.2        Over 283.2     46.05           5.56         7.41         9.27        11.12


       TAXABLE INCOME (000'S)            COMBINED                   A TAX-FREE YIELD OF
-------------------------------------    FEDERAL/    ---------------------------------------------------
                                          NYS
      SINGLE             JOINT            TAX             3.00%       4.00%      5.00%      6.00%
      RETURN             RETURN          BRACKET     IS EQUAL TO A TAXABLE YIELD OF APPROXIMATELY
--------------------------------------------------------------------------------------------------------
    $  0  -   25.8    $  0  -   43.1     20.82%          3.79%        5.05%        6.31%        7.58%
    25.8  -   62.5     43.1  - 104.1     32.93           4.47         5.96         7.46         8.95
      62.5 - 130.3     104.1 - 158.6     35.73           4.67         6.22         7.78         9.34
     130.3 - 283.2     158.6 - 283.2     40.38           5.03         6.71         8.39        10.06
        Over 283.2        Over 283.2     43.74           5.33         7.11         8.89        10.66



----------------

* The yields listed are for illustration only and are not necessarily representative of the fund's yield. The fund invests primarily in obligations the interest on which is exempt from federal income tax and New York State and New York City personal income taxes; however, some of the fund's investments may generate taxable income. Effective tax rates shown are those in effect on the date of this SAI; such rates might change after that date. Certain simplifying assumptions have been made. Any particular taxpayer's rate may differ. The effective rates reflect the highest tax bracket within each range of income listed. However, a New York taxpayer within the lowest income ranges shown may fall within a lower effective tax bracket. The figures set forth above do not reflect the federal alternative minimum tax, limitations on federal or state itemized deductions and personal exemptions or any state or local taxes payable on fund distributions (other than New York State and New York City personal income taxes).


                                OTHER INFORMATION

      MASSACHUSETTS  BUSINESS  TRUSTS.  Each  Trust  is an  entity  of the  type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of a Trust. However, each Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each note, bond, contract, instrument, certificate or undertaking made or issued by the trustees or by any officers or officer by or on behalf of that Trust, a Fund, the trustees or any of them in connection with the Trust. Each Declaration of Trust provides for indemnification from a fund's property for all losses and expenses of any shareholder held personally liable for the obligations of the fund. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which a fund itself would be unable to meet its obligations, a possibility which PaineWebber believes is remote and not material. Upon payment of any liability incurred by a shareholder, the shareholder paying such liability will be entitled to reimbursement from the general assets of the fund. The trustees intend to conduct the operations of each fund in such a way as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the fund.

      VOTING RIGHTS. Shareholders of each fund are entitled to one vote for each full share held and fractional votes for fractional shares held. Voting rights are not cumulative and, as a result, the holders of more than 50% of all the shares of a Corporation or a Trust may elect all its board members. The shares of each series of PaineWebber RMA Money Fund, Inc. and PaineWebber Managed Municipal Trust will be voted separately, except when an aggregate vote of all the series is required by law.

      The Corporations and Trusts do not hold annual meetings. There normally will be no meetings of shareholders to elect board members unless fewer than a majority of the board members holding office have been elected by shareholders. Shareholders of record of no less than two-thirds of the outstanding shares of a Trust may remove a board member through a declaration in writing or by proxy at a meeting called for that purpose. A meeting will be called to vote on the removal of a board member at the written request of shareholders of record of not less than 10% of the outstanding shares of a Trust or at least 25% of the outstanding shares of a Corporation.

      CUSTODIAN AND RECORDKEEPING AGENT; TRANSFER AND DIVIDEND AGENT. State Street Bank and Trust Company, located at One Heritage Drive, North Quincy, Massachusetts 02171, serves as custodian and recordkeeping agent for each fund. PFPC Inc., a subsidiary of PNC Bank, N.A., located at 400 Bellevue Parkway, Wilmington, DE 19809, serves as each fund's transfer and dividend disbursing agent.

      PRIOR NAMES. Prior to February 28, 1996, Municipal Money Market Series was known as PaineWebber/Kidder, Peabody Municipal Money Market Series and, prior to January 30, 1995, was known as Kidder, Peabody Municipal Money Market Series. Prior to December 15, 1995, New Jersey Municipal Money Fund was known as New Jersey Series.

      COMBINED PROSPECTUS. Although each fund is offering only its own shares, it is possible that a fund might become liable for a misstatement in the Prospectus about another fund. The board of each fund has considered this factor in approving the use of a single, combined Prospectus.

      COUNSEL. The law firm of Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, N.W., Washington, D.C. 20036, serves as counsel to the Funds. Kirkpatrick & Lockhart LLP also acts as counsel to PaineWebber and Mitchell Hutchins in connection with other matters. The law firm of Orrick, Herrington & Sutcliffe LLP, 400 Sansome Street, San Francisco, CA 94111, serves as counsel to California Municipal Money Fund with respect to California law. The law firm of Orrick, Herrington & Sutcliffe LLP, 666 Fifth Avenue, New York, New York 10103-0001, serves as counsel to New York Municipal Money Fund with respect to New York law and New Jersey Municipal Money Fund with respect to New Jersey law.

      AUDITORS. Ernst & Young LLP, 787 Seventh Avenue, New York, New York 10019, serves as independent auditors for the funds.


                              FINANCIAL STATEMENTS

      The funds' Annual Report to Shareholders for their last fiscal year ended June 30, 1999 is a separate document supplied with this SAI, and the financial statements, accompanying notes and report of independent auditors appearing therein are incorporated by reference in this SAI.



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

                                   APPENDIX A

       SERVICES AVAILABLE THROUGH THE RMA PROGRAM TO RMA ACCOUNTHOLDERS

      Shares of the Funds are available to investors who are Participants in the Resource Management Account(REGISTERED) (RMA(REGISTERED)) program offered by PaineWebber and its correspondent firms. The following is a summary of some of the services available to RMA Participants. For more complete information, investors should refer to separate materials their Financial Advisor can provide them.

      THE PAINEWEBBER RMA PREMIER STATEMENT. RMA Participants receive a monthly Premier account statement, which provides consolidated information to assist with portfolio management decisions and personal financial planning. The Premier account statement summarizes securities transactions, card transactions and checks (if applicable) and provides cost basis information and calculations of unrealized and realized gains and losses on most investments. A "Summary of Accounts" statement and a menu of customized statement options is available to make the monthly reporting even more comprehensive.

      PRELIMINARY AND YEAR-END SUMMARIES. RMA Participants receive preliminary and year-end summary account information statements that provide a comprehensive overview of tax-related activity in the account during the year to help investors with tax planning.

      CHOICE OF MONEY MARKET FUNDS AND AUTOMATIC SWEEP OF UNINVESTED CASH. As described more fully in the Prospectus under the heading "Managing Your Fund Account -- Buying Shares," RMA Participants select a money market fund as a primary fund from a variety of taxable and tax-free money funds into which uninvested cash is automatically swept on a daily basis. By automatically investing cash balances into a money market fund, this sweep feature minimizes the extent to which an investor's assets remain idle while held in the account pending investment.

      CHECK WRITING. RMA Participants have ready access to the assets held in their RMA through the check writing feature. There are no minimum check amounts or per check charges. The RMA checks include an expense coding system that enables the investor to track types of expenses for tax and financial planning.

      DIRECT DEPOSIT. Regular payroll, pension, social security or other payments may be eligible for electronic deposit into RMA Participants' accounts.

      ELECTRONIC FUNDS TRANSFER/BILL PAYMENT SERVICE. RMA Participants can electronically transfer money between their RMA and other financial institutions, transfer funds to and from other PaineWebber accounts and pay bills. A Bill Payment Service is available for an additional charge.

      GOLD MASTERCARD(REGISTERED). RMA Participants receive a complimentary Gold MasterCard debit card that makes account assets easily accessible. The Gold MasterCard is accepted by merchants both in the U.S. and abroad, and can be used to obtain cash advances at thousands of automated teller machines. Through MasterCard's enhanced MasterAssist(REGISTERED) and MasterPurchase(REGISTERED) programs, investors can obtain other benefits, including rental car insurance, emergency medical and travel assistance, legal services and purchase protection.

      EXTENDED ACCOUNT PROTECTION. The net equity securities balance in an RMA Account is protected through private insurance in the event of the liquidation of PaineWebber. This protection is in addition to the $500,000 in protection provided to accountholders by the Securities Investor Protection Corporation ("SIPC"). Neither the SIPC protection nor the additional account protection insurance applies to shares of funds that are registered with the funds' transfer agent in the name of the shareholder, rather than being held in the shareholder's RMA account and registered in the name of PaineWebber or one of its correspondent firms.

      RESOURCE ACCUMULATION PLAN(SERVICEMARK). The Resource Accumulation Plan is an automatic mutual fund investment program that provides participants the ability to purchase shares of select mutual funds on a regular, periodic basis. The minimum purchase in the program is $100 per investment; however, initial minimum purchase requirements of the designated mutual fund(s) must be met before an investor can participate in this program. The participant must receive a prospectus, which contains more complete information (including charges and expenses), for each fund before the application form to participate in the Resource Accumulation Plan is submitted.

      PAINEWEBBER SERVICE GROUP AND RESOURCELINE(REGISTERED). RMA Participants have around the clock access to information concerning their RMA. This service is available by calling (800) RMA-1000. RMA representatives are available at the Financial Services Center from 7:30 a.m. to midnight (Eastern time) weekdays, and from 8:00 a.m. to 4:00 p.m. (Eastern time) weekends, to answer inquiries from Participants regarding their accounts, and ResourceLine, an automated voice response system, provides 24 hour account information.

      MARGIN. RMA Participants may choose to have a margin feature as part of their RMA.

                                   APPENDIX B

      SERVICES AVAILABLE THROUGH THE BSA PROGRAM FOR BSA ACCOUNTHOLDERS


      Shares of the Funds are available to investors who are Participants in the Business Services Account(SERVICEMARK) ("BSA(SERVICEMARK)") program. The following is a summary of some of the services that are available to BSA Participants. For more complete information, investors should refer to separate materials their Financial Advisors can provide them.

      PREMIER BUSINESS SERVICES ACCOUNT STATEMENT. BSA Participants receive a monthly Premier statement, which provides consolidated information to assist with portfolio management decisions and business finances. The Premier statement summarizes securities transactions, card transactions, and checks in chronological order with running cash and money fund balances. The "Portfolio Management" feature provides cost basis information where available as well as calculations of gains and losses on most investments. A menu of customized statement options is now available to make the monthly reporting more comprehensive.

      PRELIMINARY AND YEAR-END SUMMARIES STATEMENT. BSA Participants receive preliminary and year-end summary information statements that provide a comprehensive overview of tax-related activity in the account during the year to help investors plan.

      CHOICE OF MONEY MARKET FUNDS AND AUTOMATIC SWEEP OF UNINVESTED CASH. As described more fully in the Prospectus under the heading "Managing Your Fund Account -- Buying Shares," BSA Participants select a money market fund as a primary fund from a variety of taxable and tax-free money funds into which uninvested cash is automatically swept on a daily basis. By automatically investing cash balances into a money market fund, this sweep feature minimizes the extent to which an investor's assets remain idle while held in the account pending investment.

      CHECK WRITING. BSA Participants have ready access to the assets held in their BSA through the check writing feature. There are no minimum check amounts. Participants can order from a number of business check styles to suit their check writing needs. The BSA checks also include an expense code system that enables investors to track business expense types for tax and financial planning.

      MASTERCARD BUSINESSCARD(REGISTERED)--BSA Participants can elect to receive a complementary MasterCard BusinessCard debit card for easy access to account assets. The MasterCard BusinessCard is accepted worldwide, and can be used to obtain cash at thousands of automated teller machines. Through MasterCard's enhanced MasterAssist(REGISTERED) and MasterPurchase(REGISTERED) programs, investors can obtain other benefits including full value primary rental car insurance, emergency medical and travel assistance, legal services and purchase protection.

      MARGIN. BSA Participants may choose to have a margin feature as part of their BSA.

      EXTENDED ACCOUNT PROTECTION. The net equity securities balance in a BSA is protected through private insurance in the event of the liquidation of PaineWebber. This protection is in addition to the $500,000 in protection provided to accountholders by the Securities Investor Protection Corporation ("SIPC"). Neither the SIPC protection nor the additional account protection insurance applies to shares of funds that are registered with the funds' transfer agent in the name of the shareholder, rather than being held in the shareholder's BSA and registered in the name of PaineWebber or one of its correspondent firms.

      PAINEWEBBER SERVICE GROUP AND RESOURCELINE(REGISTERED). BSA Participants can call the Financial Services Center at (800) BSA-0140 from 7:30 a.m. to midnight (Eastern time) weekdays, and from 8:00 a.m. to 4:00 p.m. (Eastern time) weekends, and speak to a PaineWebber representative to make any inquiries about their accounts. The automated ResourceLine voice response system provides basic account information through a touch-tone phone and is available 24 hours a day by calling 1-800-BSA-0140.

      ELECTRONIC FUNDS TRANSFER. BSA Participants may initiate transfers of funds either on a fixed or variable schedule among their BSA and other financial accounts. There is no charge or limit to incoming transfers, additional fees and limits may apply to outgoing transfers.

      BILL PAYMENT SERVICE. BSA Participants can pay virtually all their bills for fixed or variable accounts. Additional fees may apply

      CARD RECEIVABLES PROCESSING. BSA account holders that transact business with their clients using credit cards and debit cards, can have these receipts automatically deposited into their BSA where their funds will be swept into their primary sweep fund thereby continuously earning dividends. Working through your current merchant processor, or a PaineWebber referral, this service is a simple way to enhance earnings on your business's cash flow.

      LETTERS OF CREDIT. BSA Participants can have Standby Letters of Credit issued on their behalf through PaineWebber at competitive rates and backed by securities in their account.

You should rely only on the  information
contained  in the  Prospectus  and  this
Statement of Additional Information. The
funds  and  their  distributor  have not
authorized  anyone to  provide  you with
information   that  is  different.   The
Prospectus   and   this   Statement   of
Additional Information are not an offer to sell shares of the funds in any jurisdiction where the funds or their distributor may not lawfully sell those shares.



                                              PAINEWEBBER RMA

                                                 MONEY MARKET PORTFOLIO
                                                 U.S. GOVERNMENT PORTFOLIO
                                                 TAX-FREE FUND
                                                 CALIFORNIA MUNICIPAL MONEY FUND
                                                 NEW JERSEY MUNICIPAL MONEY FUND
                                                 NEW YORK MUNICIPAL MONEY FUND






                                             STATEMENT OF ADDITIONAL INFORMATION

                                                                 AUGUST 31, 1999



Resource  Management  Account,  RMA  and
ResourceLine   are  registered   service
marks   of   PaineWebber   Incorporated.
Business Services  Account,  BSA and BSA
Resource  Accumulation  Plan are service
marks of PaineWebber Incorporated.  Gold
MasterCard,   MasterCard   BusinessCard,
MasterAssist  and   MasterPurchase   are
registered   trademarks   of  MasterCard
International.



(COPYRIGHT) 1999 PaineWebber Incorporated